File Nos. 33-73734
                                                                       811-8264

     As filed with the Securities and Exchange Commission on May 3, 1999

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4
                             REGISTRATION STATEMENT
                     UNDER THE SECURITIES ACT OF 1933 / /
                      POSTEFFECTIVE AMENDMENT NO. 12  /X/

                                      and

                             REGISTRATION STATEMENT
                    UNDER THE INVESTMENT COMPANY ACT OF 1940 / /
                                AMENDMENT NO. 12             /X/

                      DIVERSIFIED INVESTORS VARIABLE FUNDS
               (Exact Name of Registrant as Specified in Charter)

                       AUSA Life Insurance Company, Inc.
               Four Manhattanville Road, Purchase, New York 10577
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, including Area Code: (914) 697-8000

                             Robert F. Colby, Esq.
                     Diversified Investment Advisors, Inc.
                            Four Manhattanville Road
                            Purchase, New York 10577
                    (Name and Address of Agent for Service)

                                    Copy to:
                             Roger P. Joseph, Esq.
                                Bingham Dana LLP
                               150 Federal Street
                          Boston, Massachusetts 02110

     It is proposed that this filing will become effective on May 3, 1999 pursuant to paragraph (b) of Rule 485. Pursuant to Rule 485(b)(1)(iii), the Registrant hereby designates that the effective date for Post-Effective Amendment No. 11 to the Registrant's Registration Statement under the Securities Act of 1933 and Amendment No. 11 under the Investment Company Act of 1940, as filed pursuant to Rule 485(a) on March 4, 1999, also shall be May 3, 1999.

     Diversified Investors Portfolios has also executed this registration statement.

                      DIVERSIFIED INVESTORS VARIABLE FUNDS
                                    FORM N-4
                             CROSS REFERENCE SHEET
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PART A
ITEM NO.                                                PROSPECTUS HEADINGS

 1.  Cover Page                                         Cover Page

 2.  Definitions                                        Definitions

 3.  Synopsis                                           Synopsis

 4.  Condensed Financial Information                    Condensed Financial Information

 5.  General Description of Registrant, Depositor,      AUSA; Diversified Investors
     and Portfolio Companies                            Variable Funds; Diversified Investors
                                                        Portfolios

 6.  Deductions and Expenses                            Charges

 7.  General Description of Variable Annuity Contracts  Summary of the Contracts

 8.  Annuity Period                                     Payment Options

 9.  Death Benefit                                      Death Benefit; Payments To A
                                                        Beneficiary Following the Annuitant's
                                                        Death

10.  Purchases and Contract Value                       Credit of Purchase Payments;
                                                        Allocation of Purchase Payments;
                                                        Determination of Unit Value

11.  Redemptions                                        Redemption During the Accumulation
                                                        Period; Restrictions Under The Texas
                                                        Optional Retirement Program

12.  Taxes                                              Federal Tax Status; Tax Treatment of
                                                        AUSA; Section 403(b) Annuities;
                                                        Section 401(a) Plans; Section
                                                        408(IRA) Contracts; Section 457
                                                        Plans; Non-Qualified Deferred
                                                        Compensation Contracts; Income Tax
                                                        Withholding

13.  Legal Proceedings                                  Legal Proceedings

14.  Table of Contents of the Statement of Additional   Table of Contents of Statement
     Information                                        of Additional Information

PART B                                                  STATEMENT OF ADDITIONAL
ITEM NO.                                                INFORMATION HEADINGS

15.  Cover Page                                         Cover Page

16.  Table of Contents                                  Table of Contents

17.  General Information and History                    Not Applicable

18.  Services                                           Not Applicable

19.  Purchases and Securities Being Offered             Not Applicable

20.  Underwriters                                       Sale of Contracts/Principal
                                                        Underwriter

21.  Calculation of Performance Data                    Performance Data

22.  Annuity Payments                                   Not applicable

23.  Financial Statements                               Financial Statements and Notes to
                                                        Financial Statements
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PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this registration statement.

Prospectus

                      DIVERSIFIED INVESTORS VARIABLE FUNDS
                 DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS

                        GROUP VARIABLE ANNUITY CONTRACTS
            SECTIONS 401(A), 401(K), 403(B), 408(IRA), 457 AND NQDC

                                   ISSUED BY

                   AUSA LIFE INSURANCE COMPANY, INC. ("AUSA")
        4 MANHATTANVILLE ROAD, PURCHASE, NEW YORK 10577; (800) 926-0044

     This prospectus describes group variable annuity contracts (called Contracts) that are designed and offered as funding vehicles for:

     o    retirement plans maintained by state educational organizations,
     o    certain tax-exempt organizations,
     o    IRA contractholders, and
     o taxed organizations in the case of the Section 401(a) and/or Section 401(k) contracts and corporate nonqualified deferred compensation contracts.

Certain of the Contracts were issued originally by The MONY Group, Inc. (formerly The Mutual Life Insurance Company of New York) and have since been assumed by AUSA.

     The provisions of the Contracts are identical to the extent possible. As a result, the information provided in this prospectus generally applies to all of the Contracts. However, in some cases statutory or administrative considerations require significant differences among the Contracts. In those cases, the prospectus explains these differences.

     Participants may allocate amounts contributed and remitted to AUSA on their behalf under the Contracts (called purchase payments) to one of two segregated investment accounts of AUSA: the DIVERSIFIED INVESTORS VARIABLE FUNDS and the DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS.


     Participants may further allocate purchase payments directed to the DIVERSIFIED INVESTORS VARIABLE FUNDS ACCOUNT to subaccounts of the Variable Funds Account currently available under the Contracts. Currently, fourteen subaccounts are available. Assets in these subaccounts are invested in corresponding series of Diversified Investors Portfolios or in the Calvert Social Series at their net asset value. The Diversified Investors Portfolios series are the Money Market Series, High Quality Bond Series, Intermediate Government Bond Series, Government/Corporate Bond Series, High-Yield Bond Series, Balanced Series, Equity Income Series, Equity Value Series, Growth & Income Series, Equity Growth Series, Special Equity Series, Aggressive Equity Series and International Equity Series. The Calvert Series is an actively managed, diversified portfolio of common and preferred stocks, bonds, and money market instruments which offer income and capital growth opportunity and which satisfy the social concern criteria established by the Calvert Series. A copy of the Calvert Series prospectus appears at the end of this prospectus.


     Participants may allocate purchase payments directed to the DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS ACCOUNT to subaccounts of the Strategic

Variable Funds Account currently available under the Contracts. Currently, three subaccounts are available. These are the Diversified Investors Short Horizon Strategic Allocation Variable Fund, the Diversified Investors Intermediate Horizon Strategic Allocation Variable Fund and the Diversified Investors Intermediate/Long Horizon Strategic Allocation Variable Fund. Diversified Investment Advisors, Inc. is the investment adviser to each of these Strategic Variable Funds subaccounts. Each Strategic Variable Funds subaccount invests its assets in a diversified portfolio of units issued by the Variable Funds subaccounts described above. Diversified Investment Advisors selects the combination of Variable Funds subaccounts in accordance with the investment objective of each Strategic Variable Funds subaccount.

     THE VARIABLE FUNDS SUBACCOUNTS THAT INVEST IN DIVERSIFIED INVESTORS PORTFOLIOS DO SO UNDER A CORE/FEEDER ARRANGEMENT. UNLIKE OTHER FUNDING VEHICLES INTO WHICH PURCHASE PAYMENTS MAY BE INVESTED THROUGH VARIABLE ANNUITY CONTRACTS ISSUED BY INSURANCE COMPANIES, DIVERSIFIED INVESTORS PORTFOLIOS OFFERS ITS INTERESTS FOR SALE TO OTHER TYPES OF COLLECTIVE INVESTMENT VEHICLES IN ADDITION TO INSURANCE COMPANY SEPARATE ACCOUNTS REGISTERED AS INVESTMENT COMPANIES UNDER THE INVESTMENT COMPANY ACT OF 1940. THESE INVESTORS MAY INCLUDE MUTUAL FUNDS, BANK COLLECTIVE TRUSTS AND UNREGISTERED INSURANCE COMPANY SEPARATE ACCOUNTS. SEE "DIVERSIFIED INVESTORS PORTFOLIOS -- CORE/FEEDER STRUCTURE" ON PAGE __ HEREIN.

     The value of each participant's account maintained in the segregated investment accounts of AUSA will vary based upon the investment experience of the subaccounts to which the participant's purchase payments are allocated. The investment experience of the Variable Funds subaccounts will vary based on the investment performance of the underlying series of the Diversified Investors Portfolios and the Calvert Series. The investment experience of the Strategic Variable Funds subaccounts will vary based on the investment performance of the underlying Variable Funds subaccounts.

     This prospectus sets forth the basic information that you should know before investing. Please keep this prospectus for future reference.


     To learn more about the Contracts, the segregated investment accounts and their underlying investments, you can obtain a copy of the accounts' most recent financial reports or a copy of the Statement of Additional Information ("SAI") dated the date of this prospectus. The SAI has been filed with the Securities and Exchange Commission and is incorporated into this prospectus by reference. The SAI's table of contents can be found on page __ of this prospectus. You may obtain these documents from AUSA without charge upon written request to the above address or by telephoning (800)926-0044. You can also obtain copies of these documents from the Securities and Exchange Commission's web site at http://www.sec.gov. Information about contracts can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You can get information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can receive copies of this information by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.


     THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE CONTRACTS IN ANY JURISDICTION IN WHICH SUCH MAY NOT BE LAWFULLY MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OF THIS PROSPECTUS, AND ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

May 3, 1999

                                    CONTENTS
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                                                                           PAGE

Definitions .............................................................
Synopsis.................................................................
     Expense Summary.....................................................
     The Contracts ......................................................
     The Accounts .......................................................
     Charges ............................................................
     Credit And Allocation of Purchase Payments .........................
     Redemption .........................................................
     Transfers ..........................................................
     Payments Options ...................................................
     Voting Rights ......................................................
     Death Benefit ......................................................
     Distribution Of the Contracts ......................................
     Financial Information ..............................................
AUSA ....................................................................
Diversified Investors Variable Funds ....................................
     Calvert Series .....................................................
     Diversified Investors Portfolios ...................................
Diversified Investors Strategic Variable Funds ..........................
     Management..........................................................
Charges .................................................................
     Charges For Mortality And Expense Risks ............................
     Annual Contract Charge .............................................
     Investment Management Fee ..........................................
     Premium Tax ........................................................
Summary of the Contracts ................................................
     Eligible Purchasers ................................................
     Ownership ..........................................................
     Purchase Payments ..................................................
     Employer Sponsored Plan Requirements ...............................
     Rights of the Participant Under The Contract .......................
     Rights Upon Suspension Of Contract Or Termination of Plan ..........
          403(b) Contract ...............................................
          401(a) Contract/401(k) Contract and NQDC Contracts ............
          457 and 408(IRA) Contracts ....................................
     Failure Of Qualification ...........................................
     Transfers ..........................................................
          401(a), 401(k), 403(b), 457, 408(IRA) and NQDC Contracts ......
Rights Reserved By AUSA .................................................
Credit of Purchase Payments .............................................
     Allocation of Purchase Payments ....................................
     Determination of Unit Value ........................................
Death Benefit ...........................................................
Redemption During The Accumulation Period ...............................
Restrictions Under The Texas Optional Retirement Program ................
Payment Options .........................................................
     Annuity Purchase Date ..............................................
     Fixed Annuity ......................................................
     Fixed Annuity Options ..............................................



                                                                           PAGE

     Payments To A Beneficiary Following the Annuitant's Death ..........
Voting Rights ...........................................................
Distribution of The Contracts ...........................................
Federal Tax Status ......................................................
     Tax Treatment of AUSA ..............................................
     Taxation of Diversified Investors Portfolios .......................
     Section 403(b) Annuities ...........................................
          Restrictions On Withdrawals Of Elective Contributions .........
     Section 401(a) Plans ...............................................
     Section 408(IRA) Contracts .........................................
     Minimum Distribution Requirements ..................................
     Section 457 Plans ..................................................
     Non-Qualified Deferred Compensation Contracts ......................
     Income Tax Withholding .............................................
Assumption Reinsurance ..................................................
Performance Data ........................................................
Diversified Investors Portfolios ........................................
     Core/Feeder Structure ..............................................
     Money Market Portfolio .............................................
     Bond Portfolios ....................................................
     Balanced Portfolio .................................................
     Stock Portfolios ...................................................
     Additional Investment Policies .....................................
     Core/Feeder Structure...............................................
     Risk Considerations ................................................
Management Of Diversified Investors Portfolios ..........................
     Board of Trustees ..................................................
     Investment Adviser .................................................
     Advisory Fees ......................................................
     Administrator ......................................................
     Distribution Arrangements ..........................................
     Custodian and Dividend Disbursing Agent ............................
     Expenses............................................................
Other Information Regarding Diversified Investors Portfolios ............
     Purchase and Redemption of Interests in
      Diversified Investors Portfolios ..................................
     Net Asset Value ....................................................
     Taxation of Diversified Investors Portfolios .......................
     Distribution of Beneficial Interests, Voting Rights and Liabilities.
Independent Accountants .................................................
Legal Proceedings .......................................................
Statutory Basis Financial Statements ....................................
Additional Information ..................................................
Miscellaneous............................................................
Table of Contents of Statement of Additional Information ................
Request Form for Statement of Additional Information ....................
Appendix A -- Strategic Variable Funds Subaccounts ......................  Appendix A
Appendix B -- Applicable Premium Tax Rates ..............................  Appendix B


                                  DEFINITIONS

As used in this Prospectus, the following terms have the meanings indicated:

ACCUMULATION ACCOUNT: an account maintained for each Participant in which is recorded the number of Units held for his/her credit.

ACCUMULATION PERIOD: the accumulation period for each Participant is the period during which Purchase Payments may be made on his/her behalf. It begins when the Participant begins participation under the Plan and ends as of his/her Annuity Purchase Date (see "Annuity Purchase Date" on page __), or earlier termination of his/her Accumulation Account.

AGGRESSIVE EQUITY PORTFOLIO: Diversified Investors Aggressive Equity Portfolio, a series of Diversified Investors Portfolios.

BALANCED PORTFOLIO: Diversified Investors Balanced Portfolio, a series of Diversified Investors Portfolios.


CALVERT SERIES: the Calvert Social Balanced Portfolio, a series of Acacia Capital Corporation, an open-end management investment company registered under the Investment Company Act of 1940, as amended.


CONTRACTHOLDER: a state educational organization or certain tax-exempt organization employer or employer association for affiliated employers, taxed subsidiaries of tax-exempt organizations and taxed stand-alone organizations.

CONTRACTS: the group variable annuity contracts offered by AUSA to Contractholders, IRA Contractholders or NQDC Contractholders as described in this Prospectus.

CONTRACT YEAR: a period of 12 months measured from the date of the Contract issued to or adopted by the Contractholder, and anniversaries thereof.

DISC: Diversified Investors Securities Corp., a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and a wholly-owned subsidiary of Diversified.

DIVERSIFIED: Diversified Investment Advisors, Inc., a registered investment adviser under the Investment Advisers Act of 1940, as amended, and an affiliate of AUSA.

DIVERSIFIED INVESTORS PORTFOLIOS: an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended.

EQUITY GROWTH PORTFOLIO: Diversified Investors Equity Growth Portfolio, a series of Diversified Investors Portfolios.

EQUITY INCOME PORTFOLIO: Diversified Investors Equity Income Portfolio, a series of Diversified Investors Portfolios.

EQUITY VALUE PORTFOLIO: Diversified Investors Equity Value Portfolio, a series of Diversified Investors Portfolios.

FIXED ANNUITY: an annuity with payments which remain fixed throughout the payment period and which do not reflect the investment experience of a separate account.

GOVERNMENT/CORPORATE BOND PORTFOLIO: Diversified Investors Government/Corporate Bond Portfolio, a series of Diversified Investors Portfolios.

GROWTH & INCOME PORTFOLIO: Diversified Investors Growth & Income Portfolio, a series of Diversified Investors Portfolios.

HIGH QUALITY BOND PORTFOLIO: Diversified Investors High Quality Bond Portfolio, a series of Diversified Investors Portfolios.

HIGH-YIELD BOND PORTFOLIO: Diversified Investors High-Yield Bond Portfolio, a series of Diversified Investors Portfolios.

INTERMEDIATE GOVERNMENT BOND PORTFOLIO: Diversified Investors Intermediate Government Bond Portfolio, a series of Diversified Investors Portfolios.

INTERNATIONAL EQUITY PORTFOLIO: Diversified Investors International Equity Portfolio, a series of Diversified Investors Portfolios.

IRA CONTRACTHOLDER: a tax-exempt, or taxed organization or an association of members who share a common interest.

MONEY MARKET PORTFOLIO: Diversified Investors Money Market Portfolio, a series of Diversified Investors Portfolios.

NQDC: Non-qualified deferred compensation arrangement available to taxed organizations only.

PARTICIPANT: an employee participating under a Contract issued to or adopted by his/her employer or an individual participating under a Contract issued to an IRA Contractholder.

PLAN: a retirement plan or program under which benefits are to be provided pursuant to a Contract described herein or by a Participant.

PORTFOLIOS: the series of Diversified Investors Portfolios described herein.

PURCHASE PAYMENT: the amount contributed and remitted to AUSA by an employer on behalf of a Participant.

SPECIAL EQUITY PORTFOLIO: Diversified Investors Special Equity Portfolio, a series of Diversified Investors Portfolios.

STRATEGIC MANAGING BOARD: The Managing Board of the Strategic Variable Funds Account.

STRATEGIC VARIABLE FUNDS ACCOUNT: a segregated investment account of AUSA which has been designated Diversified Investors Strategic Variable Funds and to which Purchase Payments may be allocated.

STRATEGIC VARIABLE FUNDS SUBACCOUNTS: those Subaccounts of the Strategic Variable Funds Account that are made available under the Contracts.

UNIT: the measure by which the value of an investor's interest in each Subaccount is determined.


VALUATION DATE: each day that the New York Stock Exchange is open for trading.


VALUATION PERIOD: The period between the ending of two successive Valuation
Dates.

VARIABLE FUNDS ACCOUNT: a segregated investment account of AUSA which has been designated Diversified Investors Variable Funds and to which Purchase Payments may be allocated.

VARIABLE FUNDS BOND SUBACCOUNTS: The High Quality Bond, Intermediate Government Bond, Government/Corporate Bond and High-Yield Bond Subaccounts of the Variable Funds Account, each of which invests in a corresponding series of Diversified Investors Portfolios.

VARIABLE FUNDS MONEY MARKET SUBACCOUNT: The Money Market Subaccount of the Variable Funds Account, which invests in the Money Market series of Diversified Investors Portfolios.

VARIABLE FUNDS STOCK SUBACCOUNTS: The Equity Value, Equity Income, Growth & Income, Equity Growth, Special Equity, Aggressive Equity and International Equity Subaccounts of the Variable Funds Account, each of which invests in a corresponding series of Diversified Investors Portfolios.

VARIABLE FUNDS SUBACCOUNTS: those Subaccounts of the Variable Funds Account that are made available under the Contracts.

                                    SYNOPSIS

FEE TABLES

     These tables describe the various costs and expenses that you will pay, directly or indirectly, if you invest in the Variable Funds Account or the Strategic Variable Funds Account.

     Your investment in each subaccount of the Variable Funds Account will bear its pro rata share of Mortality and Risk Expense Fees equal to 1.20% of the average account value of that subaccount. Your investment also will bear, indirectly, its pro rata share of the fees and expenses of the underlying Portfolios (or the Calvert Series) in which the subaccounts invest.

     Your investment in each subaccount of the Strategic Variable Funds Account will bear its pro rata share of a Management Fee equal to .20% of average daily net assets of that subaccount. Your investment also will bear, indirectly, its pro rata share of the Mortality and Risk Expense Fees charged at the Variable Funds Subaccount level and of the fees and expenses of the underlying Portfolios (or the Calvert Series) in which the Variable Funds Subaccounts invest.

                      DIVERSIFIED INVESTORS VARIABLE FUNDS

TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES
(AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE)
Annual Contract Fee                                          None (1)
Mortality and Expense Risk Fees                              1.20%(2)

-----------------
(1) AUSA reserves the right to deduct an annual contract charge from a Participant's Accumulation Account not to exceed $50. See "Charges -- Annual Contract Charge" at page __.

(2) AUSA reserves the right to charge maximum mortality and expense risk fees of up to 1.25% upon notice. For the Variable Fund Subaccounts investing in the Money Market Portfolio and the Equity Value Portfolio, AUSA reimbursed expenses of 0.18% and 0.14%, respectively, in 1998.


     This table shows the annual expenses (after waivers and reimbursements) for each Portfolio and the Calvert Series. Your investment in each Variable Funds subaccount will bear its pro rata share of the fees and expenses of the Portfolio or Calvert Series in which it invests.

                                                    DIVERSIFIED INVESTORS PORTFOLIOS
                                                                 AND
                                                           CALVERT SERIES

                                                           ANNUAL EXPENSES
                                                (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                         HIGH      INTERMEDIATE  GOVERNMENT/
                               MONEY    QUALITY     GOVERNMENT   CORPORATE   HIGH-YIELD             EQUITY
                               MARKET    BOND          BOND         BOND        BOND     BALANCED   INCOME
                              PORTFOLIO PORTFOLIO   PORTFOLIO     PORTFOLIO  PORTFOLIO  PORTFOLIO  PORTFOLIO
                              ==============================================================================
Management Fees (after
waivers/reimbursements) (1)..   0.25%      0.35%     0.35%         0.35%       0.52%        0.45%    0.45%
Other Expenses ..............   0.03%      0.04%     0.04%         0.03%       0.08%        0.03%    0.02%
TOTAL ANNUAL EXPENSES (AFTER
WAIVERS/REIMBURSEMENTS) (1)..   0.28%      0.39%     0.39%         0.38%       0.60%        0.48%    0.47%



                             EQUITY     GROWTH &    EQUITY       SPECIAL      AGGRESSIVE              INTERNATIONAL
                             VALUE      INCOME      GROWTH       EQUITY         EQUITY     CALVERT       EQUITY
                             PORTFOLIO  PORTFOLIO  PORTFOLIO     PORTFOLIO    PORTFOLIO    SERIES       PORTFOLIO
                             ======================================================================================

Management Fees (after
waivers/reimbursements) (1).   0.56%     0.60%       0.62%         0.80%         0.87%      0.70%         0.75%
Other Expenses .............   0.04%     0.03%       0.02%         0.03%         0.13%      0.15%         0.13%
TOTAL ANNUAL EXPENSES (AFTER
WAIVERS/REIMBUrSEMENTS) (1).   0.60%     0.63%       0.62%         0.83%         1.00%      0.85%         0.88%



----------------------

(1) Without waivers and reimbursements, management fees and total annual expenses would be 0.25% and 0.28% for the Money Market Portfolio, 0.35% and 0.39% for the High Quality Bond Portfolio, 0.35% and 0.39% for the Intermediate Government Bond Portfolio, 0.35% and 0.38% for the Government/Corporate Bond Portfolio, 0.55% and 0.63% for the High-Yield Bond Portfolio, 0.45% and 0.48% for the Balanced Portfolio, 0.45% and 0.47% for the Equity Income Portfolio, 0.57% and 0.61% for the Equity Value Portfolio, 0.60% and 0.63% for the Growth & Income Portfolio, 0.61% and 0.65% for the Equity Growth Portfolio, 0.80% and 0.83% for the Special Equity Portfolio, 0.97% and 1.00% for the Aggressive Equity Portfolio, 0.70% and 0.85% for the Calvert Series, and 0.75% and 0.87% for the International Equity Portfolio.


                 DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS

Annual Contract Fee....................................         None(1)
ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees........................................        0.20%(2)
Mortality and Expense Risk Fees........................        1.20%(3)
Other Expenses.........................................         None
TOTAL ANNUAL EXPENSES..................................        1.40%(3)

--------------------
(1) AUSA reserves the right to deduct an annual contract charge from a Participant's Accumulation Account not to exceed $50. See "Charges -- Annual Contract Charge" at page __.

(2) These fees are charged directly to the Strategic Variable Funds Subaccounts. Each Strategic Variable Funds Subaccount will also bear, indirectly, its pro rata share of the expenses of the Portfolios in which it invests through the various Variable Funds Subaccounts. See below for a table showing the expenses (after waivers and reimbursements) for the Portfolios in which the Variable Funds Subaccounts invest.

(3) AUSA reserves the right to charge maximum mortality and expense risk fees of up to 1.25% upon notice. These Mortality and Expense Fees are charged to the underlying Variable Funds Subaccounts. Each Strategic Variable Funds Subaccount will bear, indirectly, its pro rata share of the mortality and expense risk fees charged at the Variable Funds Subaccount level.

     This table shows the annual expenses (after waivers and reimbursements) for each Portfolio in which the Strategic Variable Funds Subaccounts will, indirectly, invest. Your investment in each Strategic Variable Funds Subaccount will bear its pro rata share of the Portfolios' fees and expenses.


                                                                               TOTAL ANNUAL
            SHORT HORIZON                 MANAGEMENT FEE                      PORTFOLIO EXPENSES
         STRATEGIC ALLOCATION            (AFTER WAIVERS AND       OTHER       (AFTER WAIVERS AND
             VARIABLE FUND                 REIMBURSEMENTS)       EXPENSES      REIMBURSEMENTS)(2)
================================        ==================      =========    ====================
Money Market Portfolio (1)                     0.25%              0.03%              0.28%
High Quality Bond Portfolio                    0.35%              0.04%              0.39%
Intermediate Government Bond Portfolio         0.35%              0.04%              0.39%
Government/Corporate Bond Portfolio            0.35%              0.03%              0.38%
High-Yield Bond Portfolio                      0.52%              0.08%              0.60%
Equity Income Portfolio                        0.45%              0.02%              0.47%
Equity Value Portfolio                         0.56%              0.04%              0.60%
Growth & Income Portfolio                      0.60%              0.03%              0.63%




                                                                                      TOTAL ANNUAL
                                                                                       PORTFOLIO
         INTERMEDIATE AND                       MANAGEMENT FEE                          EXPENSES
      INTERMEDIATE/LONG HORIZON STRATEGIC     (AFTER WAIVERS AND       OTHER       (AFTER WAIVERS AND
         ALLOCATION VARIABLE FUNDS              REIMBURSEMENTS)       EXPENSES      REIMBURSEMENTS)(2)
==========================================    ==================      ========     ===================
Money Market Portfolio(1)                          0.25%                0.03%             0.28%
High Quality Bond Portfolio                        0.35%                0.04%             0.39%
Intermediate Government Bond Portfolio             0.35%                0.04%             0.39%
Government/Corporate Bond Portfolio                0.35%                0.03%             0.38%
High-Yield Bond Portfolio                          0.52%                0.08%             0.60%
Equity Income Portfolio                            0.45%                0.02%             0.47%
Equity Value Portfolio                             0.56%                0.04%             0.60%
Growth & Income Portfolio                          0.60%                0.03%             0.63%
Equity Growth Portfolio(1)                         0.62%                0.02%             0.64%
Special Equity Portfolio                           0.80%                0.03%             0.83%
Aggressive Equity Portfolio                        0.87%                0.13%             1.00%
International Equity Portfolio                     0.74%                0.13%             0.87%


-----------------

     (1) AUSA has agreed to provide reimbursements to limit total expenses for Variable Funds Subaccounts investing in the Money Market Portfolio and the Equity Growth Portfolio to 0.10% and 0.50%, respectively, of average net assets of the applicable Portfolio, with AUSA reserving the right to raise the limit upon notice.

     (2) Without waivers and reimbursements, total annual portfolio expenses for the following Portfolios would be as follows: Money Market Portfolio -- .28%; Intermediate Government Bond Portfolio -- .39%; High-Yield Bond Portfolio -- .63%; Equity Income Portfolio -- .47%; Equity Value Portfolio -- .61%; Growth & Income Portfolio -- .63%; Equity Growth Portfolio -- .64%; Special Equity Portfolio -- .83%; Aggressive Equity Portfolio -- 1.00%; and International Equity Portfolio -- .87%.

     The average weighted expense ratio for the Short Horizon Strategic Allocation Variable Fund is expected to be from 1.12% to 1.26%, for the Intermediate Horizon Strategic Allocation Variable Fund from 1.22% to 1.27% and for the Intermediate/Long Horizon Strategic Allocation Variable Fund from 1.43% to 1.49%. The lower end of each range reflects the estimated allocation to the least expensive combination of underlying Portfolios which would trigger rebalancing by Diversified. The higher end of each range reflects the estimated allocation to the most expensive combination of underlying
Portfolios which would trigger rebalancing by Diversified.

        A range is provided since the average assets of the Strategic
Variable Funds Subaccounts invested in each of the Variable Funds Subaccounts will fluctuate. These ranges are based on the permissible range of investments of the Strategic Variable Funds Subaccounts in the underlying Portfolios. For a list of permissible ranges, see Appendix A. These expense ratios do not include any management or mortality and expense fees charged directly to the Strategic Variable Funds Subaccounts or the Variable Funds Subaccounts.

                        DIVERSIFIED INVESTORS PORTFOLIOS
                                      AND
                                 CALVERT SERIES

Example
     If you surrender your contract at the end of the applicable time period, you would pay the following expenses on a $1,000 investment. This examples assumes a 5% return each year (the assumption of a 5% return is required by the SEC for this example and is not a prediction of any subaccount's future performance). This example should not be considered a representation of past or future expenses, and actual expenses may be greater or lesser than those shown. Premium taxes may also be applicable.

                                      AFTER 1     AFTER 3     AFTER 5  AFTER 10
SUBACCOUNT                             YEAR       YEARS       YEARS     YEARS
Money Market........................    $13        $41         $71      $157
High Quality Bond...................    $16        $50         $87      $189
Intermediate Government Bond........    $16        $50         $87      $189
Government/Corporate Bond...........    $16        $50         $86      $188
High-Yield Bond.....................    $18        $56         $97      $211
Balanced............................    $17        $53         $91      $199
Equity Income.......................    $17        $53         $91      $198
Equity Value........................    $18        $57         $97      $212
Growth & Income.....................    $18        $57         $99      $214
Equity Growth.......................    $17        $54         $92      $201
Special Equity......................    $21        $64        $109      $236
Aggressive Equity...................    $22        $69        $117      $252
Calvert.............................    $20        $62        $106      $230
International Equity................    $21        $65        $111      $240


                 DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS

Example(1)
     If you (i) surrender your contract at the end of the applicable time period, (ii) annuitize at the end of the applicable time period or (iii) do not surrender your contract, you would pay, using the midpoint ratios of 1.19, 1.25 and 1.46, respectively, of the ranges set forth above, the following expenses on a $1,000 investment. This example assumes a 5% return each year (the assumption of a 5% return is required by the SEC and is not a prediction of any subaccount's future performance). This example should not be considered a representation of past or future expenses, and actual expenses may be greater or lesser than those shown. Premium taxes may also be applicable. This example reflects fees charged at the Strategic Variable Funds Account, Variable Funds Account and Portfolio levels.


                                                        AFTER    AFTER    AFTER    AFTER
STRATEGIC ALLOCATION VARIABLE FUND                     1 YEAR   3 YEARS  5 YEARS  10 YEARS
----------------------------------                     ------   -------  -------  --------
Short Horizon......................................      $15     $47      $81      $178
Intermediate Horizon...............................      $17     $52      $90      $195
Intermediate/Long Horizon..........................      $17     $54      $92      $201


THE CONTRACTS

     The Group Variable Annuity Contracts (the "Contracts") described in this Prospectus are designed and offered as funding vehicles for retirement Plans maintained by state educational organizations, certain tax-exempt organizations, and IRA Contractholders and for taxed organizations in the case of the Section 401(a) and/or Section 401(k) Contracts and corporate nonqualified deferred compensation Contracts ("NQDC"). The Section 401(k) Contract will fund the benefits for tax-qualified pension and profit-sharing plans from employee/employer contributions of such organizations. The Section 403(b) Contract will purchase tax-deferred annuities for employees of these same organizations. The Section 457 Contract will provide deferred compensation eligible for deferred tax treatment. The Section 401(a) Contract will fund benefits for tax-qualified pension and profit-sharing Plans of such tax-exempt organizations as well as taxed subsidiaries of these organizations and stand-alone taxed organizations; the NQDC Contracts will fund benefits for taxed organizations. The Section 408 (Individual Retirement Account ("IRA")) Contract is a Group Variable Annuity Contract which will provide for on-going or rollover contributions from individuals who are eligible under Section 408 to make such contributions. Section references are to the Internal Revenue Code of 1986, as amended (the "Code").

     Insofar as possible, the provisions of the Contracts are identical, and the information provided in this Prospectus is generally applicable to all Contracts. However, whenever statutory or administrative considerations require significant differences among the Contracts, such differences are explained separately for each.

     With respect to the Section 401(a), Section 401(k) and NQDC Contracts, the employer and/or the employee will make contributions pursuant to the terms and conditions of the underlying retirement Plan. As to the Section 403(b) and
Section 457 Contracts, the employer will make Purchase Payments for each participating employee pursuant to either a salary reduction agreement or an agreement to forego a salary increase under which the employee decides the level and number of Purchase Payments to his/her Accumulation Account, except with respect to employer-sponsored Section 401(a) Plans under which the employer will make contributions pursuant to the underlying retirement Plan. In the case of the Section 408 IRA Contract, Purchase Payments will be made by the employer on behalf of and as determined by each participating employee pursuant to a salary reduction agreement or by the Participant.

THE ACCOUNTS

     Purchase Payments under the Contracts are allocated to one of two segregated investment accounts of AUSA Life Insurance Company, Inc., which have been designated the Diversified Investors Variable Funds (the "Variable Funds Account") and the Diversified Investors Strategic Variable Funds (the "Strategic Variable Funds Account", and, together with the Variable Funds Account, the "Accounts").

The Variable Funds Account

     The Variable Funds Account is divided into fourteen Subaccounts (the "Variable Funds Subaccounts"), thirteen of which correspond to Diversified Investors Portfolios' Money Market, High Quality Bond, Intermediate Government Bond, Government/Corporate Bond, High-Yield Bond, Balanced, Equity Income, Equity Value, Growth & Income, Equity Growth, Special Equity, Aggressive Equity and International Equity Portfolios, respectively. The Calvert Series Subaccount invests in the Calvert Series. The assets in each Variable Funds Subaccount are invested in the corresponding series of Diversified Investors

Portfolios or the Calvert Series at their net asset value. See "Diversified Investors Portfolios" at page __ and "Calvert Series" at page __.

     Diversified Investors Portfolios is an open-ended, diversified management investment company which has thirteen series with differing investment objectives available under the Contracts. Each series of Diversified Investors Portfolios is managed by Diversified, an affiliate of AUSA. DISC, a wholly-owned subsidiary of Diversified, is the principal underwriter and distributor.

     The Calvert Series is a series of Acacia Capital Corporation, an open-end management investment company whose investment adviser is Calvert Asset Management Company, Inc. The Calvert Series in an actively managed portfolio of common and preferred stocks, bonds, and money market instruments which offer income and capital growth opportunity and which satisfy the social concern criteria established by the Calvert Series. A copy of the Calvert Series Prospectus appears at the end of this Prospectus.

     The value of a Participant's Accumulation Account maintained in a Variable Funds Subaccount will vary based upon the investment experience of the corresponding Portfolio or Calvert Series to which Purchase Payments are allocated.

The Strategic Variable Funds Account

     The Strategic Variable Funds Account is divided into three Subaccounts (the "Strategic Variable Funds Subaccounts"), the Diversified Investors Short Horizon Strategic Allocation Variable Fund, the Diversified Investors Intermediate Horizon Strategic Allocation Variable Fund and the Diversified Investors Intermediate/Long Horizon Strategic Allocation Variable Fund.

     Diversified is the investment adviser to each Strategic Variable Funds Subaccount and seeks to achieve the investment objective of each Strategic Variable Funds Subaccount by investing in a diversified portfolio of units issued by the Variable Funds Subaccounts. There are currently twelve Variable Funds Subaccounts with varying investment objectives available for investment by the Strategic Variable Funds Subaccounts; the Balanced Subaccount and the Calvert Series Subaccount are not available to the Strategic Variable Funds Subaccounts. See "Diversified Investors Strategic Variable Funds" at page __. As noted above, the assets in each Variable Funds Subaccount are invested in a corresponding series of Diversified Investors Portfolios. See "Diversified Investors Portfolios" at page __.

     The value of a Participant's Accumulation Account maintained in a Strategic Variable Funds Subaccount will vary based upon the investment experience of the various Variable Funds Subaccounts and their corresponding Portfolios to which Purchase Payments are allocated.

CHARGES


     AUSA makes daily charges against the net assets of the Variable Funds Subaccounts at a maximum annual rate of 1.25%, consisting of .80% for mortality risks and .45% for administrative expense risks. Currently, the annual rate charged is 1.20% consisting of % for mortality risks and % for administrative expense risk. However, AUSA reserves the right to charge a maximum fee of 1.25% upon notice thereof. See "Charges -- Charges for Mortality and Expense Risks" on page __.

     Diversified, as investment adviser to each Strategic Variable Funds Subaccount, imposes a charge against the net assets of each Strategic Variable Funds Subaccount, computed daily, at an annual rate of .20% for investment advisory and other services.

     In addition, AUSA reserves the right to deduct an annual contract charge not to exceed $50 from a Participant's Accumulation Account. See "Charges -- Annual Contract Charge" on page __.

     In addition to the charges set forth above, Diversified, which serves as investment adviser to each Portfolio, and Calvert Asset Management Company, Inc., which serves as investment adviser to the Calvert Series, impose a charge against the net asset value of each Portfolio or the Calvert Series, as appropriate, computed daily, for investment advisory services and other expenses. See "Charges -- Investment Management Fee" on page __.

     Premium taxes may be payable on annuity considerations. See "Charges -- Premium Tax" on page __.

CREDIT AND ALLOCATION OF PURCHASE PAYMENTS

     Each Participant must direct Purchase Payments to the Variable Funds Account or the Strategic Variable Funds Account, or a combination of the two. Each Participant must also designate Subaccounts within each Account to which Purchase Payments will be directed. Purchase Payments will be credited to the Subaccounts designated by the Participant in the form of Units. The number of Units credited will not change but the dollar value of a Unit will vary depending upon the investment experience of the underlying Portfolio or the Calvert Series, as appropriate, and, in the case of the Strategic Variable Funds Subaccounts, the investment experience of the Variable Funds Subaccounts in which the Strategic Variable Funds Subaccounts invest. See "Credit of Purchase Payments" on page __.

REDEMPTION

     A Participant may redeem at any time prior to the time an annuity benefit takes effect and prior to his/her death all or a portion of the Units credited to his/her Accumulation Account without any charge, subject to any limitations in the underlying Plan. There are no redemption charges. See "Restrictions Under the Texas Optional Retirement Program" on page __ for withdrawal restrictions applicable to Contracts issued under the Texas Optional Retirement Program.

     A penalty tax may be payable under the Code upon the redemption of amounts from an Accumulation Account under a Contract and other significant withdrawal restrictions may be imposed by the Code. See "Federal Tax Status" on page __.

TRANSFERS


     A Participant may transfer Units back and forth between the Variable Funds Account and the Strategic Variable Funds Account. A participant also may transfer Units among the various Variable Funds Subaccounts and among the various Strategic Variable Funds Subaccounts. In any case, no transfer charges are imposed, and there is no limit to the number of transfers. AUSA may impose transfer charges at a later date. Transfers may be made in writing or by telephone by calling (800) 926-0044. See "Transfers" on page __. AUSA reserves the right to discontinue allowing telephone transfers.

PAYMENT OPTIONS

     Unless a Fixed Annuity is elected, a Participant will receive a lump sum payment at the end of the Accumulation Period. The Contracts may provide for several Fixed Annuity options: Life Annuity, Life Annuity With Period Certain, Specified Fixed Period Annuity, Contingent Annuity and Contingent Annuity With Period Certain. For NQDC, an installment payment option may also be available. See "Payment Options" on page __.

VOTING RIGHTS

     To the extent required by law, AUSA will vote the interests in the Portfolios and the Calvert Series held in the Variable Funds Subaccounts in accordance with the instructions received from Contractholders, IRA Contractholders and NQDC Contractholders. Similarly, to the extent required by law, AUSA will vote the interests in the Variable Funds Subaccounts held in the Strategic Variable Funds Subaccounts in accordance with the instructions received from Contractholders, IRA Contractholders and NQDC Contractholders. In each case, the Contractholders will instruct AUSA in accordance with the instructions received from Participants. See "Voting Rights" on page __.

DEATH BENEFIT

     If a Participant dies before the Annuity Purchase Date, the Accumulation Account value will be paid to his/her beneficiary in a lump sum. See "Death Benefit" on page __.

DISTRIBUTION OF THE CONTRACTS

     DISC will be the principal underwriter and distributor of the Contracts which will be sold by registered representatives who are also licensed insurance agents of AUSA. The Contracts may also be sold through registered representatives of other broker-dealers authorized by DISC and applicable law who may be insurance agents licensed by an insurance company other than AUSA. See "Distribution of the Contracts" on page __.

FINANCIAL INFORMATION


     These tables contain financial information about the Accounts and are included in the Accounts' Annual Reports. The tables have been audited by PricewaterhouseCoopers LLP, independent accountants. Their reports on the financial statements and condensed financial information are included in the Annual Reports. The financial statements and condensed financial information are incorporated by reference into the Statement of Additional Information. Copies of the Annual Reports may be obtained without charge by calling
(800)926-0044.

                        CONDENSED FINANCIAL INFORMATION
                      DIVERSIFIED INVESTORS VARIABLE FUNDS
                            ACCUMULATION UNIT VALUES


                                                                       UNIT VALUE
                                  --------------------------------------------------------------------------------------------
                                  DEC. 31, 1998  DEC. 31, 1997  DEC. 31, 1996   DEC. 31, 1995  DEC. 31, 1994    AUG. 18, 1994
                                  --------------------------------------------------------------------------------------------
Money Market (a).................     $16.45         $15.71          $15.01         $14.35        $13.65            $13.44
High Quality Bond (b)............     $11.45         $10.83          $10.34         $10.00            -                 -
Intermediate Government Bond (a).     $16.06         $15.13          $14.21         $13.84        $12.24            $12.33
Government/Corporate Bond (a)....     $23.16         $21.67          $20.10         $19.63        $16.70            $16.76
High-Yield Bond (b)..............     $12.04         $11.84          $10.58         $10.00            -                 -


Balanced (a).....................     $32.46         $29.12          $24.62         $21.25        $16.66            $16.85
Equity Income (a)................     $38.07         $33.98          $26.38         $22.48        $16.86            $17.21
Equity Value (c).................     $14.62         $13.24          $10.95         $10.00            -                 -
Growth & Income (d)..............     $28.83         $21.50          $16.09         $13.29        $10.14            $10.31
Equity Growth (a)................     $51.55         $37.98          $30.50         $25.58        $21.65            $20.67
Special Equity (d)...............     $24.05         $23.40          $18.64         $14.88        $10.63            $10.47
Aggressive Equity (c)............     $14.92         $10.57          $10.01         $10.00            -                 -
Calvert (a)......................     $25.81         $22.40          $18.83         $16.87        $13.11            $13.28
International Equity (e).........     $14.15         $12.87          $11.99         $10.53        $9.56                 -



                                                                 UNITS OUTSTANDING
                                        -----------------------------------------------------------------------------
                                        DEC. 31,1998    DEC. 31,1997     DEC 31,1996    DEC. 31, 1995   DEC. 31, 1994
                                        ----------------------------------------------------------------------------
Money Market (a)..................        1,777,954      1,520,230        1,468,262       1,023,590        587,295
High Quality Bond (b).............          393,946        123,847           20,094             -             -
Intermediate Government Bond (a)..        1,623,414      1,285,250        1,352,706       1,313,065        580,105
Government/Corporate Bond.........        1,572,400        962,769          813,757         638,648        385,881
High-Yield Bond (b)...............          203,868         47,081              251             -             -
Balanced (a)......................        4,184,725      4,125,273        3,889,984       3,011,719      1,750,876
Equity Income (a).................        9,744,341     10,309,097        9,797,859       8,469,952      6,344,534
Equity Value (c)..................          923,179        457,127           18,336             -             -
Growth & Income (d)...............        5,222,023      2,817,842        1,341,567         388,800         29,489
Equity Growth (a).................        5,391,952      5,421,544        5,425,267       4,460,273      2,812,266
Special Equity (d)................        3,820,805      3,308,346        2,403,076         730,748         83,503
Aggressive Equity (c).............        1,167,284        533,625           81,079             -             -
Calvert (a).......................        1,381,200      1,293,126        1,212,176       1,052,208        575,200
International Equity (e)..........        2,409,233      2,061,367        1,392,586             -             -


(a)  Commencement of Operations on August 18, 1998 at the stated unit value.
(b)  Commencement of Operations August 20, 1996 at $10.00 unit value.
(c)  Commencement of Operations May 10, 1996 at $10.00 unit value.
(d)  Commencement of Operations August 24, 1994 at the stated unit value.
(e) The International Equity Subaccount fully redeemed its shares in the Scudder Variable Life Fund on October 18, 1996, and invested the proceeds in the International Equity series of Diversified Investors Portfolios. The unit value continued after the change in investment options.


                        CONDENSED FINANCIAL INFORMATION
                 DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS
                PER ACCUMULATION UNIT INCOME AND CAPITAL CHANGES


               SHORT HORIZON STRATEGIC VARIABLE FUNDS SUBACCOUNT


                                                                YEAR ENDING      YEAR ENDING
                                                               DEC. 31, 1998    DEC. 31, 1997
Investment Income............................................     $   0.65     $   0.85
Expenses.....................................................     $  (0.02)    $  (0.02)
Net Investment Income........................................     $  (0.02)    $  (0.02)
Net realized and unrealized gains (losses) on securities.....     $   0.67     $   0.87
Net increase (decrease) in accumulation unit value...........     $   0.65     $   0.85
Accumulation unit value at beginning of period...............     $  10.85     $  10.00
Accumulation unit value at end of period.....................     $  11.50     $  10.85
Expenses to average net assets...............................         0.20%        0.20%
Net investment income to average net assets..................        (0.20)%      (0.20)%
Portfolio turnover rate......................................          223%         394%
Number of accumulation units outstanding at end of period....      155,246       69,892


            INTERMEDIATE HORIZON STRATEGIC VARIABLE FUNDS SUBACCOUNT

                                                                  YEAR ENDING       YEAR ENDING
                                                                 DEC. 31, 1998     DEC. 31, 1997

Investment Income............................................      $   1.27          $   1.43
Expenses.....................................................      $  (0.02)         $  (0.02)
Net Investment Income........................................      $  (0.02)         $  (0.02)
Net realized and unrealized gains (losses) on securities.....      $   1.29          $   1.43
Net increase (decrease) in accumulation unit value...........      $   1.27          $   1.41
Accumulation unit value at beginning of period...............      $  11.41          $  10.00
Accumulation unit value at end of period.....................      $  12.68          $  11.41
Expenses to average net assets...............................         0.20%              0.20%
Net investment income to average net assets..................        (0.20)%            (0.20)%
Portfolio turnover rate......................................          129%               419%
Number of accumulation units outstanding at end of period....      695,501            294,712




         INTERMEDIATE/LONG HORIZON STRATEGIC VARIABLE FUNDS SUBACCOUNT


                                                                 YEAR ENDING        YEAR ENDING
                                                                DEC. 31, 1998      DEC. 31, 1997

Investment Income............................................      $   1.60          $   1.88
Expenses.....................................................      $  (0.02)         $  (0.02)
Net Investment Income........................................      $  (0.02)         $  (0.02)
Net realized and unrealized gains (losses) on securities.....      $   1.62          $   1.90
Net increase (decrease) in accumulation unit value...........      $   1.60          $   1.88
Accumulation unit value at beginning of period...............      $  11.88          $  10.00
Accumulation unit value at end of period.....................      $  13.48          $  11.88
Expenses to average net assets...............................          0.20%             0.20%
Net investment income to average net assets..................         (0.20)%           (0.20)%
Portfolio turnover rate......................................           143%              455%
Number of accumulation units outstanding at end of period....       838,229           355,329


                                      AUSA


     AUSA Life Insurance Company, Inc. is a stock life insurance company which was organized under the laws of the State of New York on October 3, 1947. AUSA is an indirect, wholly-owned subsidiary of AEGON USA, Inc. ("AEGON"), a financial services holding company whose primary emphasis is life insurance and annuity and investment products. AEGON is an indirect, wholly-owned subsidiary of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group. AUSA's principal place of business is 4 Manhattanville Road, Purchase, N.Y. 10577; (800) 926-0044.



                      DIVERSIFIED INVESTORS VARIABLE FUNDS

     Diversified Investors Variable Funds (the "Variable Funds Account") was established by AUSA under New York Insurance Law on November 30, 1993 as a separate account. The Variable Funds Account will hold assets that are segregated from all of AUSA's other assets and at present are used only to support Contracts for which Purchase Payments have been allocated to the Variable Funds Account. AUSA is the legal holder of the assets in the Variable Funds Account and will at all times maintain assets in the Variable Funds Account with a total market value at least equal to the contract liabilities for the Variable Funds Account. The obligations under the Contracts are obligations of AUSA. Income, gains, and losses, whether or not realized, from assets allocated to the Variable Funds Account, are, in accordance with the Contracts, credited to or charged against the Variable Funds Account without regard to other income, gains, or losses of AUSA. The assets in the Variable Funds Account may not be charged with liabilities which arise from any other business AUSA conducts. The Variable Funds Account assets may include accumulation of the charges AUSA makes against a Contract participating in the Variable Funds Account. From time to time, any such additional assets may be transferred in cash to AUSA's general account.

     The Variable Funds Account is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Variable Funds Account. For state law purposes, the Variable Funds Account is treated as a part or division of AUSA.


     There are currently fourteen Subaccounts within the Variable Funds Account which are available for allocation of Purchase Payments under the Contracts. The Calvert Series Subaccount invests only in the Calvert Social Balanced Portfolio (the "Calvert Series"), a series of Acacia Capital Corporation, an open-end management investment company registered with the SEC under the 1940 Act. The thirteen other Variable Funds Subaccounts invest in thirteen corresponding series of Diversified Investors Portfolios (the "Portfolios"), an open-end diversified management investment company registered with the SEC under the 1940 Act. Set forth below is a brief description of the Calvert Series and the thirteen Portfolios. A full description of the Calvert Series, its investment objects, policies and restrictions, its expenses, the risks attendant in investing therein and other aspects of its operations are contained in the accompanying prospectus for the Calvert Series. Full descriptions of the thirteen Portfolios, their investment objectives, policies and restrictions, their expenses, the risks attendant to investing therein and other aspects of their operations are set forth herein under "Diversified Investors Portfolios" at page __. Further disclosure appears in the Statement of Additional Information. Each Participant should periodically consider his/her allocation among the Variable Funds Subaccounts in light of current market conditions and the investment risks attendant to investment in the various Portfolios and the Calvert Series.


CALVERT SERIES

     The Calvert Series is a series of Acacia Capital Corporation ("Acacia"), a Maryland corporation registered with the SEC under the 1940 Act as an open-end management company, whose investment adviser is Calvert Asset Management Company, Inc. The shares of Acacia are currently sold only to insurance companies for allocation to their separate accounts to fund the benefits under certain variable annuity and variable life insurance policies issued by such companies. Because the Calvert Series sells its shares to insurance companies offering both variable annuity and variable life insurance policies, potential for conflict between the interests of Contractholders of these contracts may arise. The Board of Directors of Acacia will monitor the Calvert Series for the existence of any material irreconcilable conflicts between interests of Contractholders of all separate accounts investing in the Calvert Series. If it is determined by a majority of the Board of Directors of Acacia that such material conflict exists, then AUSA will take whatever steps are necessary to eliminate the material conflict including withdrawing the assets allocable to the Calvert Series and reinvesting them in a different investment medium. For additional risk exposure, see the Calvert Series prospectus which follows this Prospectus. The Calvert Series Subaccount of the Variable Funds Account will purchase and redeem shares from the Calvert Series at net asset value.

     The investment objective of the Calvert Series is set forth in the prospectus for the Calvert Series which appears at the end of this Prospectus. Briefly, the objective is to achieve a total return above the rate of inflation through an actively managed, diversified portfolio of common and preferred stocks, bonds and money market instruments which offer income and capital growth opportunity and which satisfy the social concern criteria established for the Calvert Series. There can be no assurance that the objective of the Calvert Series will be realized.

DIVERSIFIED INVESTORS PORTFOLIOS

     Each of the other thirteen Variable Funds Subaccounts invests exclusively in a corresponding Portfolio, as set forth below:




VARIABLE FUNDS SUBACCOUNT                             SERIES OF DIVERSIFIED INVESTORS PORTFOLIOS
Diversified Investors Variable Funds Money            Diversified Investors Money Market
Market Subaccount.................................    Portfolio (the "Money Market Portfolio")

Diversified Investors Variable Funds High Quality     Diversified Investors High Quality Bond Portfolio
Bond Subaccount...................................    (the "High Quality Bond  Portfolio")

                                                      Diversified Investors Intermediate Government
Diversified Investors Variable Funds Intermediate     Bond Portfolio (the "Intermediate Government
Government Bond Subaccount........................    Bond Portfolio")


                                                      Diversified Investors Government/Corporate Bond
Diversified Investors Variable Funds                  Portfolio (the "Government/Corporate Bond
Government/Corporate Bond Subaccount..............    Portfolio")


Diversified Investors Variable Funds                  Diversified Investors High-Yield Bond Portfolio
High-Yield Bond Subaccount........................    (the "High-Yield Bond Portfolio")


Diversified Investors Variable Funds                  Diversified Investors Balanced Portfolio (the
Balanced Subaccount...............................    "Balanced Portfolio")


Diversified Investors Variable Funds Equity           Diversified Investors Equity Value Portfolio (the
Value Subaccount..................................    "Equity Value Portfolio")



Diversified Investors Variable Funds Equity           Diversified Investors Equity Income Portfolio
Income Subaccount.................................    (the "Equity Income Portfolio")


Diversified Investors Variable Funds Growth           Diversified Investors Growth & Income Portfolio
& Income Subaccount...............................    (the "Growth & Income Portfolio")


Diversified Investors Variable Funds Equity           Diversified Investors Equity Growth Portfolio (the
Growth Subaccount.................................    "Equity Growth Portfolio")


Diversified Investors Variable Funds                  Diversified Investors Special Equity Portfolio (the
Special Equity Subaccount.........................    "Special Equity Portfolio")


Diversified Investors Variable Funds                  Diversified Investors Aggressive Equity
Aggressive Equity Subaccount......................    Portfolio (the "Aggressive Equity Portfolio")


Diversified Investors Variable Funds                  Diversified Investors International Equity
International Equity Subaccount...................    Portfolio (the "International Equity Portfolio")



     Diversified Investors Portfolios is registered with the SEC under the 1940 Act as an open-end diversified management investment company. This registration does not involve supervision by the SEC of the management or investment practices or policies of Diversified Investors Portfolios.

     Diversified acts as investment adviser and administrator to each Portfolio. Diversified has contracted with one or more subadvisers for certain investment advisory services for each Portfolio. The investment objectives of the Portfolios currently available under the Contracts through Variable Funds Subaccounts are described briefly below. There can be no assurance that the investment objectives of any of the Portfolios will be met.

     MONEY MARKET PORTFOLIO: To provide liquidity and as high a level of income as is consistent with the preservation of capital.

     HIGH QUALITY BOND PORTFOLIO: To provide a high risk-adjusted return while focusing on the preservation of capital.

     INTERMEDIATE GOVERNMENT BOND PORTFOLIO: To provide as high a level of current income as is consistent with the preservation of capital.

     GOVERNMENT/CORPORATE BOND PORTFOLIO: To achieve maximum total return.

     HIGH-YIELD BOND PORTFOLIO: To provide a high level of current income.

     BALANCED PORTFOLIO: To provide a high total investment return through investment in a broadly diversified portfolio of stocks, bonds and money market instruments.

     EQUITY INCOME PORTFOLIO: To provide a high level of current income through investment in a diversified portfolio of common stocks with relatively high current yield. Capital appreciation is a secondary objective.

     EQUITY VALUE PORTFOLIO: To provide a high total investment return through investment primarily in a diversified portfolio of common stocks.

     GROWTH & INCOME PORTFOLIO: To provide capital appreciation and current income.

     EQUITY GROWTH PORTFOLIO: To provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with a potential for above-average growth in earnings. Current income is a secondary objective.

     SPECIAL EQUITY PORTFOLIO: To provide a high level of capital appreciation through investment in a diversified portfolio of common stocks of small to medium size companies.

     AGGRESSIVE EQUITY PORTFOLIO: To provide a high level of capital appreciation primarily through investing in a diversified portfolio of common stocks.

     INTERNATIONAL EQUITY PORTFOLIO: To provide a high level of long-term capital appreciation primarily through investment in a diversified portfolio of securities of foreign issuers.

     See "Diversified Investors Portfolios" at page __ and the Statement of Additional Information for more information on each of the Portfolios described above.

                 DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS


     Diversified Investors Strategic Variable Funds (the "Strategic Variable Funds Account") was established by AUSA under New York Insurance Law on April 15, 1996 as a non-diversified separate account. The Strategic Variable Funds Account will hold assets that are segregated from all of AUSA's other assets and at present are used only to support Contracts for which Purchase Payments have been allocated to the Strategic Variable Funds Account. AUSA is the legal holder of the assets in the Strategic Variable Funds Account and will at all times maintain assets in the Strategic Variable Funds Account with a total market value at least equal to the contract liabilities for the Strategic Variable Funds Account. The obligations under the Contracts are obligations of AUSA. Income, gains, and losses, whether or not realized, from assets allocated to the Strategic Variable Funds Account, are, in accordance with the Contracts, credited to or charged against the Strategic Variable Funds Account without regard to other income, gains, or losses of AUSA. The assets in the Strategic Variable Funds Account may not be charged with liabilities which arise from any other business AUSA conducts. The Strategic Variable Funds Account assets may include accumulation of the charges AUSA makes against a Contract participating in the Strategic Variable Funds Account. From time to time, any such additional assets may be transferred in cash to AUSA's general account.


     The Strategic Variable Funds Account is registered with the SEC under the 1940 Act as a management investment company, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Strategic Variable Funds Account. For state law purposes, the Strategic Variable Funds Account is treated as a part or division of AUSA.


     The investment objectives of the Strategic Variable Funds Subaccounts currently available under the Contracts are described briefly below. There can be no assurance that the investment objectives of any of the Strategic Variable Funds Subaccounts will be met. Each of the Strategic Variable Funds Subaccount's objectives may be changed without the approval of a majority of interest holders.


     SHORT HORIZON STRATEGIC ALLOCATION VARIABLE FUND: To provide a high level of income and preservation of capital.

     INTERMEDIATE HORIZON STRATEGIC ALLOCATION VARIABLE FUND: To provide a high total investment return.

     INTERMEDIATE/LONG HORIZON STRATEGIC ALLOCATION VARIABLE FUND: To provide long-term growth of capital and growth of income.

     As a fundamental policy, each Strategic Variable Funds Subaccount offers a professionally managed asset allocation investment program by investing in a combination of the Variable Funds Subaccounts (other than the Balanced and Calvert Series Subaccounts) described above. These Variable Funds Subaccounts in turn invest in the Portfolios. Consistent with its investment objective, each Strategic Variable Funds Subaccount will allocate its assets among the Variable Funds Subaccounts according to Diversified's outlook for the economy, financial markets and relative market valuation of the Variable Funds Subaccounts and the underlying Portfolios. Each Strategic Variable Funds Subaccount's share price will fluctuate with changing market conditions and the value of the Variable Funds Subaccounts in which it invests. Purchase Payments should not be allocated to the Strategic Variable Funds Subaccounts for short-term financial needs nor used to play short-term swings in the stock or bond markets. The Strategic Variable Funds Subaccounts cannot guarantee that they will achieve their objectives.

     As noted above, each Variable Funds Subaccount is a subaccount of the Variable Funds Account. Each Variable Funds Subaccount available under the Strategic Variable Funds Subaccounts seeks to achieve its investment objective by investing all of its assets in a corresponding Portfolio. See "Diversified Investors Variable Funds" above at page __ and the Statement of Additional Information for more information on the Variable Funds Subaccounts. See "Diversified Investors Portfolios" below at page __ and the Statement of Additional Information for more information on the Portfolios.

     The following chart shows approximately how much of the assets of each Variable Funds Subaccount are invested in the Variable Funds Money Market, Bond and Stock Subaccounts. These allocations reflect Diversified's present strategy for asset allocation during normal market conditions, and may be changed at any time without shareholder approval. Under severe market conditions, Diversified also may allocate the assets of each Strategic Variable Funds Subaccount without limit to the Variable Funds Money Market Subaccount. For specific allocations to the underlying Subaccounts, see Appendix A.


-------------------------------------------------------------------------------
                               MONEY MARKET         BOND         STOCK
                                SUBACCOUNT       SUBACCOUNT     SUBACCOUNT
-------------------------------------------------------------------------------
     SHORT HORIZON                  10%              80%             10%
--------------------------- ---------------  ----------------- ----------------
  INTERMEDIATE HORIZON               3%              47%             50%
--------------------------- ---------------  ----------------- ----------------
INTERMEDIATE/LONG HORIZON            4%                 26%          70%
-------------------------------------------------------------------------------


MANAGEMENT

     Subject to such policies as the Board of Directors of AUSA may determine and pursuant to the Investment Advisory Agreement with AUSA with respect to the Strategic Variable Funds Subaccounts, Diversified Investment Advisers, Inc. manages the assets of each Strategic Variable Funds Subaccount in accordance with the investment policies approved by the Board of Directors of AUSA. Subject to such policies, Diversified provides general investment advice to each Strategic Variable Funds Subaccount. Diversified is also the investment adviser of each of the Portfolios and the Diversified Investors Strategic Allocation Funds. For its services under the Investment Advisory Agreement, Diversified receives from each Strategic Variable Funds Subaccount fees accrued daily and paid monthly at an annual rate equal to 0.20% of the average daily net assets. Investment management decisions are taken by a committee of Diversified's personnel and not by a particular individual.

     Diversified's address is 4 Manhattanville Road, Purchase, New York 10577. Diversified is an indirect, wholly-owned subsidiary of AEGON USA, Inc. ("AEGON"), a financial services holding company whose primary emphasis is life and health insurance and annuity and investment products. AEGON is an indirect, wholly-owned subsidiary of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group. Diversified was incorporated in 1992 for the purpose of acting as the investment adviser to the Portfolios.

     The management of each Strategic Variable Funds Subaccount's business and affairs is the responsibility of the Board of Directors of AUSA. The Board of Directors of AUSA has established a managing board (the "Strategic Managing Board") and has delegated certain responsibilities for the operation of the Strategic Variable Funds Subaccounts to the Strategic Managing Board. A majority of the members of the Strategic Managing Board will be non-interested persons as defined in Section 2(a)(19) of the 1940 Act. However, the members of the Strategic Managing Board also serve in similar positions with the Portfolios. Thus, if the interests of a Strategic Variable Funds Subaccount and the Portfolios were ever to become divergent, it is possible that a conflict of interest could arise and affect how these persons fulfill their fiduciary duties to that Strategic Variable Funds Subaccount and the Portfolios. The Strategic Managing Board believes they have structured each Strategic Variable Funds Subaccount to avoid these concerns. However, it is conceivable that a situation could occur where proper action for a Strategic Variable Funds Subaccount could be adverse to the interests of a Portfolio, or vice versa. If such a possibility arises, the Trustees/Directors and Officers of the affected funds and Diversified will carefully analyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential conflict.

     Before approving any advisory contract, the Strategic Managing Board, including a majority of the members who are not "interested persons" as defined in Section 2(a)(19) of the 1940 Act, must find that advisory fees charged under such contract are based on services provided that are in addition to, rather than duplicative of, services provided pursuant to any Portfolio advisory contract.

INVESTMENT RESTRICTIONS

     The Statement of Additional Information contains a list of specific investment restrictions which govern the investment policies of the Strategic Variable Funds Subaccounts. Under its investment restrictions, each Subaccount may borrow money in an amount not to exceed 30% of the Subaccount's assets. If a percentage or rating restriction (other than a restriction as to borrowing) is adhered to at the time an investment is made, a later change in percentage or rating resulting from changes in a Subaccount's securities is not a violation of policy.

                                    CHARGES

     Following is a discussion of various charges relating to an investment in either the Variable Funds Account or the Strategic Variable Funds Account. To the extent that charges are made against the Variable Funds Subaccounts, a pro rata share of these charges will ultimately be borne by Strategic Variable Funds Subaccounts investing in the Variable Funds Subaccounts.

CHARGES FOR MORTALITY AND EXPENSE RISKS

     The maximum daily charges against the Variable Funds Subaccounts for mortality and expense risks assumed by AUSA are computed and deducted from the value of the net assets of the Variable Funds Subaccounts. The maximum daily charge will be at the rate of 0.003425% (equivalent to an annual rate of 1.25%) of the average daily net assets of the Variable Funds Subaccounts. The daily charge will be deducted from the net asset value of each Variable Funds Subaccount on each Valuation Date. Where the previous day (or days) was not a Valuation Date, the maximum deduction on the Valuation Date will be 0.003425% multiplied by the number of days since the last Valuation Date. The sum of these charges on an annual basis will not exceed 1.25% of the average net assets invested in the Variable Funds Subaccounts. Of this charge, AUSA estimates that .80% is for mortality risk and .45% is for expense risk. The daily charge from the Variable Funds Subaccounts based on an annual mortality and expense risk rate of 1.20%, % for mortality risks and % for administrative expense risks, is 0.002466%.

     The mortality risk is that individuals may live for a longer period of time than projected and therefore a greater amount of annuity benefits than projected will be payable. The expense risk is that expenses incurred in issuing and administering the Contract will exceed the administrative expense charge provided in the Contract. AUSA believes that this level of charge is within the range of industry practice for comparable group variable annuity contracts.

     Sales distribution expenses and any other expenses in excess of the described charges will be paid from AUSA's general account and not directly from any Subaccount or from the mortality and expense risk charges. However, asset charges for AUSA's assumption of mortality and expense risks might be a source of contribution to the surplus in AUSA's general account.

ANNUAL CONTRACT CHARGE

     AUSA reserves the right to deduct an annual contract charge from a Participant's Accumulation Account to reimburse AUSA for administrative expenses relating to the maintenance of the Contracts. AUSA has no present intention to impose such a charge; however, AUSA may, in the future, impose such a charge in accordance with the provisions of the Contracts. Any such annual charge will not exceed $50. AUSA also reserves the right, if such a charge is imposed, to waive, on a temporary or permanent basis, all or part of such charge for certain classes of Contracts or for certain new classes of Contracts which may be sold in the future where circumstances exist that result in differences in AUSA's costs or in the services required from AUSA. For example, waivers may be granted for Contractholders with large numbers of participants with large account balances or for Contractholders which assume certain administrative expenses which AUSA would otherwise bear. If imposed, this charge would represent reimbursement for administrative costs expected to be incurred over the life of the Contracts. AUSA does not anticipate any profit from this charge.

INVESTMENT MANAGEMENT FEES

The Variable Funds Subaccounts

     Because the Variable Funds Account, through the Variable Funds Subaccounts, purchases interests in the Portfolios and the Calvert Series, the net assets of the Variable Funds Subaccounts will reflect the investment management fee and other expenses incurred by the Portfolios and the Calvert Series, as applicable.

     Diversified serves as the investment adviser to each Portfolio. For information with respect to the arrangements under which Diversified provides such advisory services, including charges and arrangements with subadvisers, see "Management of Diversified Investors Portfolios" at page __.

     The Calvert Series' investment adviser is the Calvert Asset Management Company, Inc. (the "Calvert Adviser"), which is located at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. The Calvert Adviser is a wholly-owned subsidiary of Calvert Group, Ltd., which is in turn a wholly-owned subsidiary of Acacia Mutual Life Insurance Company. Pursuant to its investment advisory agreement with the Calvert Series, the Calvert Adviser manages the fixed-income investments of the Calvert Series and is responsible for the overall management of the business affairs of the Calvert Series subject to the direction and authority of the Board of Directors of Acacia. The subadviser to the Calvert Series is NCM Capital Management Group, Inc. ("NCM"). Pursuant to its Investment Subadvisory Agreement with the Calvert Adviser, NCM manages the equity portion of investments for the Calvert Series. NCM is an employee-owned subsidiary of Sloan Financial Group. Sloan Financial Group is controlled by Maceo K. Sloan and Justin K. Beckett and is one of the largest minority-owned investment management firms in the country. The Calvert Adviser receives from the Calvert Series a monthly base fee, computed on a daily basis at an annual rate of 0.70% of the average daily net assets of the Calvert Series. The Calvert Adviser pays NCM a base fee of 0.25% of one-half of the Calvert Series' net assets. In addition, the Calvert Adviser and NCM may earn (or have their fees reduced by) performance fee adjustments based on the extent to which performance of the Calvert Series exceeds or trails the Lipper Balanced Funds Index. Payment of the performance fee adjustment began July 1, 1996. The specific adjustments are as follows:


           CALVERT ADVISER'S PERFORMANCE FEE ADJUSTMENT
            Performance versus the       Performance Fee
          Lipper Balanced Fund Index       Adjustment

             6% to less than 12%               0.05%
            12% to less than 18%               0.10%
            18% or more                        0.15%

                  NCM'S PERFORMANCE FEE ADJUSTMENT
            Performance versus the       Performance Fee
          Lipper Balanced Fund Index       Adjustment

            6% to less than 12%               0.05%
           12% to less than 18%               0.10%
           18% or more                        0.15%

     The performance fee adjustment to NCM is paid out of the fee the Calvert Adviser receives from the Calvert Series. The initial performance period was the twelve month period between July 1, 1995 and July 1, 1996. Each month an additional month's performance is factored into the calculation until a total of 36 months comprises the performance computation period. Payment by the Calvert Series of the performance fee adjustment will be conditioned on (i) the performance of the Calvert Series as a whole having exceeded the Lipper Balanced Fund Index and (ii) payment of the performance fee adjustment not causing the Calvert Series' performance to fall below the Lipper Balanced Fund Index.

The Strategic Variable Funds Subaccounts

     For its services as investment adviser to the Strategic Variable Funds Subaccounts, Diversified receives fees, accrued daily and paid monthly, at an annual rate equal to 0.20% of the average daily net assets of each Strategic Variable Funds Subaccount.

     Because the Strategic Variable Funds Subaccounts purchase interests in the Variable Funds Subaccounts, which, in turn, purchase interests in the Portfolios, the net assets of the Strategic Variable Funds Subaccounts will reflect the investment management fee and other expenses incurred by the Portfolios. Diversified serves as the investment adviser to each Portfolio. For information with respect to the arrangements under which Diversified provides such advisory services, including charges and arrangements with subadvisers, see "Management of Diversified Investors Portfolios" at page __.

PREMIUM TAX

     Under the laws of certain jurisdictions, premium taxes are payable on annuity considerations which can include Purchase Payments or the Accumulation Account under the Contracts. Any applicable premium taxes will generally be deducted when the Accumulation Account under a Contract is applied to purchase an annuity. Under present laws, the range of premium taxes is from .5% to 4.0%. Attached as Appendix B is a schedule of applicable premium taxes payable upon annuitization which are in effect as of the date of this Prospectus. The laws of the various jurisdictions relating to annuity taxes and the interpretations of such laws are subject to changes which may affect the deductions, if any, under the Contracts for such taxes.

                            SUMMARY OF THE CONTRACTS

ELIGIBLE PURCHASERS

     State educational organizations and organizations that qualify for tax-exempt status under Code Section 501(c)(3), including associations thereof that qualify for tax-exempt status under Code Section 501(c)(3), are eligible purchasers. In addition, any organization qualifying as an IRA Contractholder may purchase or hold an IRA Contract. Any type of non-profit organization as well as taxed subsidiaries of tax-exempt organizations and taxed stand-alone organizations may purchase a Section 401(a) and/or a Section 401(k) or an NQDC Contract.

OWNERSHIP

     The organization purchasing or holding a Contract is the owner of the Contract for the benefit of the Participants. The Contract will cover all eligible Participants under a Plan. Each Participant will receive a certificate at the time his/her first annuity payment becomes payable, or earlier, if required by applicable law. The certificate summarizes the Participant's benefits under the Contract.

PURCHASE PAYMENTS

     With respect to the Section 401(a) Contract, the employer and/or employee will make contributions pursuant to the underlying retirement Plan. The Section 401(k) and NQDC Contracts will accept employer and/or employee contributions pursuant to the terms and conditions of the underlying Plan. As to the Section 403(b) Contract, the employer will make Purchase Payments in accordance with a salary reduction agreement or an agreement to forego a salary increase, except with respect to employer-sponsored Section 403(b) Plans under which the employer will make contributions pursuant to the underlying retirement Plan. In the case of the Section 408 IRA Contract, Purchase Payments will be made by the employer on behalf of and as determined by each participating employee pursuant to a salary reduction agreement or by the Participant. An Accumulation Account will be established for each Participant which will record the number of Units held in each Subaccount. Purchase Payments to the Variable Funds Account may be allocated among any of the Variable Funds Subaccounts. Similarly, Purchase Payments to the Strategic Variable Funds Account may be allocated among any of the Strategic Variable Funds Subaccounts.

     All Purchase Payments credited to an Accumulation Account are vested and nonforfeitable. However, Purchase Payments made by employers, including all such payments made under a Section 401(a) Contract, which are not the result of a reduction in salary or a give up in salary agreement, under an employer-sponsored Plan may be forfeitable but are generally subject to the vesting requirements, where applicable, of the Employee Retirement Income Security Act of 1974, as amended. In general, all Purchase Payments made to NQDC and Section 457 Contracts may be forfeitable even though partially or fully vested.

EMPLOYER SPONSORED PLAN REQUIREMENTS

     Since the Contracts are intended to implement the Plans of state educational organizations, organizations that qualify for tax-exempt status under Code Section 501(c)(3), IRA Contractholders and, in the case of Section 401(a) and/or Section 401(k) and NQDC Contracts, for taxed subsidiaries of such organizations and stand-alone taxed organizations and since such Plans may be sponsored by employers or associations who may have their own desires regarding certain Plan details and the manner in which the Plan is to be administered, there will be some variations in details in the Contract and Plan to reflect such desires. Reference to the provisions of the Plan in which the individual is a Participant must be made in all cases for particulars.

RIGHTS OF THE PARTICIPANT UNDER THE CONTRACT

     There are no stipulated or required Purchase Payments to be made under the Contract. Except for the 15 days prior to a Participant's Annuity Purchase Date (see "Annuity Purchase Date" on page __) during which no Purchase Payments will be accepted by AUSA, during a Participant's Accumulation Period Purchase Payments may be made in the amount authorized by the Participant. The Contract permits the Participant to elect his/her Annuity Purchase Date, to allocate Purchase Payments, to redeem all or a portion of the Units in his/her Accumulation Account, to designate beneficiaries, and to elect Fixed Annuity options, except that employer-sponsored Plans may affect these rights.

     During a Participant's Accumulation Period, one's rights and those of the Contractholder or IRA Contractholder shall be as set forth in the Contract and Plan. On and after the Annuity Purchase Date, or on the Participant's death, if earlier, all rights, as specified in the Contract and Plan, shall belong to the Participant or beneficiary as the case may be.

RIGHTS UPON SUSPENSION OF CONTRACT OR TERMINATION OF PLAN

403(b) Contract

     In the event that the making or receipt of all Purchase Payments under certain 403(b) Contracts is discontinued or a Contractholder terminates its Plan or discontinues Purchase Payments for a Participant, AUSA shall give written notice thereof to the appropriate Participant(s) together with notice of the right of the Participant to elect to have the value of his/her Accumulation Account applied under one of the following options: (1) to be held and distributed by AUSA in accordance with the terms of the Contract, (2) to be paid to him/her in cash, or (3) in the event of suspension of the Contract or termination of the Plan, to be transferred to an alternate funding agency (e.g., another insurance company). Certain other 403(b) Contracts require the Contractholder, not AUSA, to give written notice thereof to Participants.

401(a) Contract/401(k) Contract and NQDC Contracts

     If the Contractholder terminates its Plan or discontinues Purchase Payments, it is the Contractholder's responsibility, and not AUSA's, to give written notice thereof to the affected Participants. In such cases, the Contractholder shall elect to have the entire balance held under the Contract applied under one of the following options: (1) to be held and distributed by AUSA in accordance with the terms of the Contract; (2) to be transferred to an alternate funding agency (e.g., another insurance company); or (3) to purchase deferred, paid-up life annuity benefits for Participants.

457 and 408(IRA) Contracts

     If the Contractholder or IRA Contractholder terminates its Plan or discontinues Purchase Payments for a Participant, AUSA shall give written notice thereof to the appropriate Participant(s) together with notice of the right of the Participant to elect to have the value of his/her Accumulation Account applied under either of the following options: (1) to be held and distributed by AUSA in accordance with the terms of the Contract or (2) to be paid to him/her in cash, except that, under the terms of certain 457 Contracts, the Contractholder, not AUSA, shall give notice to affected Participants.

FAILURE OF QUALIFICATION

     In the event that a Plan, Contractholder or IRA Contractholder or a Participant thereunder becomes ineligible for any previously applicable tax benefits under the Code, AUSA upon notice thereof shall refuse during the period of such ineligibility to accept Purchase Payments with respect to that Plan or Participant. A failure of qualification under a particular Contract shall have no effect on other issued and outstanding Contracts.

TRANSFERS

     No transfers may be made between any of the Contracts; however, the following transfers are permissible with respect to each Contract.

401(a), 401(k), 403(b), 457, 408(IRA) and NQDC Contracts

     A Participant may transfer all or a portion of his/her Accumulation Account in the Diversified Investors Variable Funds or the Diversified Investors Strategic Variable Funds among the various Subaccounts of that Account. No transfer charges are imposed, and there is no limit to the number of transfers permitted. While AUSA has no present intention to do so, AUSA reserves the right to impose transfer charges at a later date.

     Transfers from the Section 403(b), 401(a) and (k) and NQDC Group Fixed Annuity Contracts to a Participant's Accumulation Account under the Diversified Investors Variable Funds Contracts are permitted only to the Subaccounts which invest in the Balanced Portfolio, Equity Income Portfolio, Growth & Income Portfolio, Equity Growth Portfolio, Special Equity Portfolio, Calvert Series or International Equity Portfolio. Transfers from the Section 403(b), 401(a) and
(k) and NQDC Group Fixed Annuity Contracts to a Participant's Accumulation Account under the Diversified Investors Strategic Variable Funds Contracts are permitted only to the Intermediate Strategic Allocation Variable Fund or the Intermediate/Long Strategic Allocation Variable Fund.

     Certain other restrictions which apply to transfers from the AUSA Section 403(b), Section 401(a), Section 401(k), NQDC and Section 408(IRA) Group Fixed Annuity Contracts to the Diversified Investors Variable Funds Contracts or the Diversified Investors Strategic Variable Funds Contracts are contained in the AUSA Section 403(b) and Section 401(a) and NQDC and 408(IRA) Group Fixed Annuity Contracts.

     Transfers may be made in writing or by telephoning (800) 926-0044. Transfers are effective within 48 hours of receipt of instructions. All Participants should be aware that a transfer authorized by telephone and reasonably believed to be genuine by AUSA may subject the Participant to risk of loss if such instruction is subsequently found not to be genuine. AUSA will employ reasonable procedures, including requiring Participants to give certain identification information and tape recording of telephone instructions, to confirm that instructions communicated by telephone are genuine. To the extent that AUSA fails to use reasonable procedures to verify the genuineness of telephone instructions, AUSA may be liable for any losses due to telephone instructions that prove to be fraudulent or unauthorized.

                            RIGHTS RESERVED BY AUSA

     Subject to compliance with applicable laws and, when required by law, approval of the Contractholders, IRA Contractholders, NQDC Contractholders and/or Participants and any appropriate regulatory authority, AUSA reserves the right to make the following changes:

     (1) To operate the Diversified Investors Variable Funds and the Diversified Investors Strategic Variable Funds in any form permitted under the 1940 Act or in any other form permitted by law;

     (2) To take any action necessary to comply with or obtain and continue any exemptions from the 1940 Act;

     (3) To transfer any assets in a Subaccount to another Subaccount or to one or more separate accounts, or to AUSA's general account to the extent permitted by law or to add, combine or remove Subaccounts in a separate account;

     (4) To substitute, for the interests in a Portfolio or the Calvert Series held in any Variable Funds Subaccount, interests in another Portfolio or interests in another investment company or any other investment permitted by law; and

     (5) To make any necessary technical changes in the Contracts in order to conform with any of the above-described actions or as may be required or permitted by applicable laws affecting Diversified Investors Variable Funds, Diversified Investors Strategic Variable Funds or the Contracts.

     AUSA will exercise its right to make any of these changes when, in AUSA's judgment, such change is in the best interests of Contractholders and Participants and/or such change is required under applicable law.
Contractholders will be notified of any changes and Participants will be notified of any changes that result in a material change in their Contract or in the investment options thereunder.

                          CREDIT OF PURCHASE PAYMENTS

     A Participant's initial Purchase Payment will be credited to the Participant's Accumulation Account to provide Units as of a Valuation Date for the Valuation Period, not later than (1) two business days after receipt of the Purchase Payment by AUSA at 4 Manhattanville Road, Purchase, New York 10577, if the contract application and/or Participant's enrollment form is complete upon receipt, or (2) two business days after an application and/or enrollment form which is incomplete upon receipt by AUSA is made complete, provided that if such information is not made complete within five business days after receipt
(i) the prospective Participant will be informed of the reasons for the delay, and (ii) the initial Purchase Payment will be returned immediately and in full, unless the prospective Participant specifically consents to AUSA retaining the Purchase Payment until such information is made complete.

     Subsequent Purchase Payments will be credited to the Participant's Accumulation Account to provide Units as of the Valuation Date for the Valuation Period in which the Purchase Payment is received in good order by AUSA.

ALLOCATION OF PURCHASE PAYMENTS

     Upon receipt of a Purchase Payment, it will be credited to the Account and the Subaccount or Subaccounts thereof designated by the Participant in the form of Units. The number of Units to be credited is determined by dividing the dollar amount allocated to the particular Subaccount(s) by the Unit value of that Subaccount for the Valuation Date for the Valuation Period on which the Purchase Payment is received. The number of Units shall not be changed by any subsequent change in the value of a Unit, but the dollar allocation value of a Unit will vary in amount depending upon the investment experience of the applicable Subaccount.

     Allocation instructions may be changed at any time by sending to AUSA a correctly completed allocation form. Any change in allocations will be effective within 10 business days following receipt of the allocation form by AUSA. If an allocation form is incorrectly completed, Purchase Payments will be credited in accordance with the most recent allocation form on record. AUSA reserves the right to limit a Participant's right to change allocation instructions to four times a calendar year.

DETERMINATION OF UNIT VALUE

The Variable Funds Subaccounts

     The Unit value for a Variable Funds Subaccount for any Valuation Date is determined by subtracting (b) from (a) and dividing the result by (c), where

     (a) is the aggregate net asset value on the Valuation Date of all investments by the Variable Funds Subaccount in the Portfolio or the Calvert Series in which the Variable Funds Subaccount invests; and

     (b) is the mortality and expense risk charge accrued as of that Valuation Date; and

     (c) is the total number of Units held in the Variable Funds Subaccount on the Valuation Date before the purchase or redemption of any Units on that Date.

The Strategic Variable Funds Subaccounts

     The Unit value for a Strategic Variable Funds Subaccount for any Valuation Date is determined by subtracting (b) from (a) and dividing the result by (c), where

     (a) is the aggregate net asset value on the Valuation Date of all investments by the Strategic Variable Funds Subaccount in the Variable Funds Subaccounts; and

     (b) is the investment advisory fee accrued as of that Valuation Date; and

     (c) is the total number of Units held in the Strategic Variable Funds Subaccount on the Valuation Date before the purchase or redemption of any Units on that Date.

     AUSA values the investment of each Strategic Variable Funds Subaccount at the respective unit values of the Variable Funds Subaccounts invested in. The unit values of such Variable Funds Subaccounts are, in turn, determined by the valuation practices of the underlying Portfolios. The Portfolios value the securities of the Money Market Portfolio based on the amortized cost method of valuation. Securities of other Portfolios are valued based on their current market value when market quotations are available. Where market quotations are not available, assets are valued at fair value as determined in good faith under the direction of the Board of Trustees of the Portfolios. Debt obligations with 60 days or less remaining to maturity may be valued by the amortized cost method, which the Board of Trustees of the Portfolios has determined to constitute fair value for such securities.

                                 DEATH BENEFIT

     Under Section 403(b), Section 457, and 408(IRA) Contract, if a Participant dies before the Annuity Purchase Date (see "Annuity Purchase Date" on page __), the value of his/her Accumulation Account will be paid to the beneficiary in a lump sum. If the beneficiary is under the age of 75 at the time of the Participant's death, the beneficiary may elect to have this lump sum applied to provide a Fixed Annuity. A lump sum payment to some extent may be taxed as ordinary income to the beneficiary in the year received. A beneficiary should consider the possible tax advantages to electing an annuity. See "Section 403(b) Annuities" on page __. Under Section 401(a) and/or Section 401(k) Contracts, however, the underlying tax-qualified Plan is generally required to provide that in the case of a married Participant, a survivorship annuity death benefit will be paid to the surviving spouse if the Participant dies prior to retirement. In each case involving Section 401(a) and/or Section 401(k) Contracts, reference must be made to the underlying Plan for particulars.

     If the Participant dies before the Annuity Purchase Date, his/her entire interest must generally be distributed within five years after the date of death, or if payable to a designated beneficiary must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, within one year after the date of death. If the beneficiary is the Participant's spouse, distributions are not required to be made until the April 1st after the end of the calendar year in which the Participant would have attained age 70 1/2; if the spouse dies before distributions begin, the rules discussed above will apply as if the spouse were the Participant (owner).

     If a lump sum payment is elected, the Accumulation Account value will be determined on the Valuation Date for the Valuation Period in which a certified copy of the death certificate evidencing the Participant's death is received by AUSA. If a Fixed Annuity is elected, the Accumulation Account value will be determined on the Valuation Date for the Valuation Period of the beneficiary's Annuity Purchase Date. For Section 401(a) and/or Section 401(k) and NQDC Contracts, the underlying Plan should be consulted to determine the options available.

     For NQDC Contracts, the remaining value will be paid to a designated beneficiary. If no such beneficiary is so designated or in existence, the remaining value will be paid in the following order: Participant's (1) spouse,
(2) children, (3) parents, (4) siblings and (5) estate.

     For all Contracts except NQDC Contracts, the death benefit is guaranteed to be not less than the total amount of all contributions, less any withdrawals, made by the Participant.

                   REDEMPTION DURING THE ACCUMULATION PERIOD

     For Section 403(b), Section 457 and Section 408(IRA) Contracts and subject to applicable federal tax law restrictions, a Participant at any time during his/her Accumulation Period and prior to his/her death may redeem all or a portion of the Units credited to the Accumulation Account. There is no redemption charge. See "Federal Tax Status" on page __.

     The Accumulation Account value redeemed or the Units remaining after a partial redemption will be determined on the Valuation Date for the Valuation Period in which a written request for a redemption on a form approved by AUSA is received by AUSA. The Accumulation Account will be reduced by the lesser of the number of Units obtained by dividing the amount of the redemption request by the Unit value for that day or the number of Units remaining in the Accumulation Account.

     A full or partial redemption payment will be made within seven days after receipt of the written request. A request for a partial redemption must specify the Subaccount(s) from which the partial withdrawal is to be made. Payment may be postponed as permitted by the 1940 Act. Currently, deferment is permissible only when the New York Stock Exchange is closed or trading is restricted, when an emergency exists as a result of which disposal of interests in the Portfolios or the Calvert Series held by Variable Funds Subaccounts is not reasonably practicable or it is not reasonably practicable to determine fairly the value of these assets, or when the SEC has provided for such deferment for the protection of Participants.

     A withdrawal will generally have federal income tax consequences which may include penalties. See "Federal Tax Status" on page __.

     With respect to Section 401(a), Section 401(k) and NQDC Contracts, the ability to withdraw funds during the Accumulation Period is generally more limited; however, in each instance the underlying Plan document should be consulted to determine what options, if any, are available.

            RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

     The Texas Optional Retirement Program ("Program") imposes on participants in such Program certain restrictions on withdrawal, which affect redemptions with respect to any variable annuity contract issued under the Program. Under section 830.104 of the Texas Government Code, such participant in the Program, in order to withdraw accumulated contributions from the retirement system, must complete the required application form prescribed by the board of trustees. A person who withdraws contributions pursuant to section 830.104 relinquishes all accrued rights in the retirement system.

     Nothing in section 830.105 of the Texas Government Code, entitled Termination of Participation, precludes the election by a participant to withdraw accumulated contributions pursuant to section 830.104. However, section 830.105 restricts the availability of an annuity purchased under the Program to situations where the participant attains age 70 1/2 or terminates participation in the Program by: death, retirement, or termination of employment in all institutions of higher education.

                                PAYMENT OPTIONS

     With respect to Section 403(b), Section 457 and Section 408(IRA) Contracts, unless a Fixed Annuity as described below is elected, payment to the Participant shall be made at the end of his/her Accumulation Period in a lump sum calculated in the same manner as if a total withdrawal request of one's Accumulation Account had been received by AUSA on his/her Annuity Purchase Date. See page __ for "Redemption During the Accumulation Period". However,
Section 401(a), Section 401(k) and NQDC Contracts provide the funding for the Plans and reference to the particular Plan must be made in each case for details. For example, tax-qualified Plans must generally provide by law that in the case of a married Participant who does not properly elect otherwise, retirement annuity benefits will be paid in the form of a contingent annuity with a survivorship annuity benefit for his surviving spouse at least equal to 50% of the amount which would have been payable if the Participant were living. For NQDC Contracts, the employer may also provide for installment payments without the purchase of an annuity.

ANNUITY PURCHASE DATE

     The Annuity Purchase Date is the first day of the month coincident with or following the receipt by AUSA of written notice, submitted through the Participant's employer, of the Participant's retirement (i.e., the termination of employment with his/her employer). Subject to the terms of the Plan, a Participant may elect to retire at any time and receive annuity benefits. As a general rule, benefits must begin no later than April 1 of the calendar year following the year in which the Participant attains age 70 1/2 at which time an election to receive an annuity or lump sum benefit must be made.

     In the case of a beneficiary who elects a Fixed Annuity, the Annuity Purchase Date will be the first day of the month following receipt by AUSA of the election of a Fixed Annuity; however, if any election is received during the last 15 days of a month, the Annuity Purchase Date will be the first day of the second month after receipt of the election.

     For Section 408(IRA) Contracts, the Annuity Purchase Date is the date the annuity first begins under the terms of the IRA Contract.

FIXED ANNUITY

     Fixed Annuity payments are not made from the Variable Funds Account or the Strategic Variable Funds Account but are made from the general account of AUSA which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, Fixed Annuity payments and interests in the general account have not been registered under the Securities Act of 1933, as amended, (the "1933 Act") nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. The SEC staff has not reviewed the disclosures in this Prospectus that relate to the Fixed Annuity payments and interests in the general account. Disclosures regarding Fixed Annuity payments and the general account in this Prospectus, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     A Fixed Annuity may not be elected if the initial monthly payment under the form elected would be less than $20. Fixed Annuity payments will be made monthly unless the annuitant elects to receive payments annually, semi-annually or quarterly. Any such election must be made at the same time that the annuitant elects to receive a Fixed Annuity and cannot be changed during the annuity period. Once a Fixed Annuity takes effect, it may not be redeemed, surrendered or changed to any other form of annuity.

FIXED ANNUITY OPTIONS

     The following Fixed Annuity options may be available:

     (i) Life Annuity -- Annuity payments will be made during the lifetime of the annuitant. It would be possible for the annuitant to receive no annuity payment if he/she died prior to the date of the first annuity payment.

     (ii) Life Annuity With Period Certain -- Annuity payments will be made during the lifetime of the annuitant with the guarantee that if the annuitant dies before a period certain elected, the beneficiary will receive payments for the duration of the period. The period certain may be any number of years between 5 and 20 inclusive.

     (iii) Specified Fixed Period Annuity -- Annuity payments will be made for a specified fixed period selected by the annuitant. If the annuitant dies during the specified fixed period, the annuity payments for the remainder of the period will be paid to the beneficiary. No annuity payments are made after the expiration of the specified fixed period even if the annuitant survives. The specified fixed period may be for any number of years between 10 and 30 years inclusive.

     (iv) Contingent Annuity -- Annuity payments will be made during the joint lifetimes of the annuitant and a designated second person ("contingent annuitant") with payments continued during the remaining lifetime of the contingent annuitant. Annuity payments to the contingent annuitant may be made in the same amount paid while both annuitants lived or a lesser percentage of this amount. For Section 401(a) and/or Section 401(k) Contracts, in the absence of a proper election by the Participant, a contingent annuity with a survivorship annuity benefit for the surviving spouse at least equal to 50% of the amount which would have been payable if the Participant were living will be the normal form of benefit.

     If the contingent annuitant dies before the first annuity payment to the annuitant, the contingent annuity election will be void and the annuitant will receive a Life Annuity. If the contingent annuitant dies after the first annuity payment to the annuitant, but before the death of the annuitant, annuity payments under the Contingent Annuity election will be made to the annuitant during his/her lifetime. If the annuitant and the contingent annuitant die before the date of the first annuity payment, no annuity payments will be made.

     (v) Contingent Annuity With Period Certain -- Annuity payments will be made during the joint lifetimes of the annuitant and a designated second person ("contingent annuitant"). Annuity payments to the contingent annuitant may be in the same amount as paid to the annuitant or a lessor percentage of that amount and will be made for a period certain of any number of years between 5 and 20 years inclusive.

     The Life Annuity With Period Certain and the Specified Fixed Period Annuity may only be elected for a number of years that will not exceed an annuitant's life expectancy. The annuity benefit option elected by the Participant will affect the level of annuity payments the Participant will receive. The longer annuity payments are projected to continue based upon actuarial possibilities, the lower annuity payments will be.

     The annuity purchase rates for these Fixed Annuity benefits shall not exceed, during the initial period set forth in the Contract, the maximum rates set forth in the Contract. Thereafter, the annuity purchase rate will be the rate in effect as declared by AUSA on the Annuity Purchase Date. The guaranteed level of Fixed Annuity payments will be determined based upon (i) a Participant's Accumulation Account value on the Annuity Purchase Date, (ii) the applicable annuity purchase rate on the Annuity Purchase Date which will reflect the age of the Participant and (iii) the type of Fixed Annuity option elected.

PAYMENTS TO A BENEFICIARY FOLLOWING THE ANNUITANT'S DEATH

     If any annuity payment is payable to the beneficiary after the death of an annuitant on or after his/her Annuity Purchase Date but during a period certain, it shall be payable as each payment becomes due to the beneficiary. If the benefit is payable to more than one beneficiary, it shall be paid in equal shares to such beneficiaries, the survivors or survivor, unless the annuitant has elected otherwise. Upon the death of the last surviving beneficiary, AUSA shall pay the commuted value of any remaining payments in a lump sum cash payment to the estate of such last surviving beneficiary in lieu of any further income payments.

     The annuitant's beneficiary may direct in writing to AUSA that any income payable after the death of the annuitant or contingent annuitant be terminated and a single commuted value be paid to the beneficiary. The commuted values referred to above shall be based upon the value of the payments for the balance of the period certain determined as of the date AUSA receives written notice of the beneficiary's election to receive the commuted value on the basis of the interest rate (compounded annually) inherent in the annuity purchase rate applied to provide the annuitant's Fixed Annuity.

                                 VOTING RIGHTS

The Variable Funds Subaccounts

     The assets held in the Variable Funds Subaccounts will be invested in the Portfolios or the Calvert Series, as applicable. AUSA is the legal holder of the interests and shares held in a Variable Funds Subaccount and as such has the right to vote to elect the governing boards of Diversified Investors Portfolios and Acacia, to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund, and to vote upon any other matter that may be voted upon at a shareholders' meeting. To the extent required by law, AUSA will vote at regular and special shareholder meetings in accordance with the instructions received from Contractholders, IRA Contractholders and NQDC Contractholders. AUSA will furnish Contractholders, IRA Contractholders and NQDC Contractholders with the proper forms to enable them to give these instructions. The record date for any such vote shall be selected by the governing boards of Diversified Investors Portfolios or Acacia.

     Each Contractholder, IRA Contractholder and NQDC Contractholder will have the equivalent of one vote per $100 of the dollar value of the Accumulation Accounts in a Contract held in each Variable Funds Subaccount, with fractional votes for amounts less than $100. These votes, are converted into a proportionate number of votes in beneficial interests in a Portfolio or shares of the Calvert Series. Interests held in each Variable Funds Subaccount for which no timely instructions from Contractholders, IRA Contractholders or NQDC Contractholders are received will be voted by AUSA in the same proportion as those interests in that Subaccount for which instructions are received. Should applicable federal securities laws or regulations permit, AUSA may elect to vote in its own right.

     A Participant will have the right to instruct the Contractholder, IRA Contractholder or NQDC Contractholder with respect to interests in the Portfolio or the Calvert Series attributable to his/her portion of the Accumulation Account held in each Variable Funds Subaccount. Each Participant under the Contract shall receive a statement of the amount attributable to his/her participation in each Variable Funds Subaccount and stating his/her right to instruct the Contractholder as to how to vote such interest. AUSA will provide voting instruction materials to the Contractholder, IRA Contractholder or NQDC Contractholder and to the Participants.

     The Contractholder, IRA Contractholder and NQDC Contractholder shall provide voting instructions to AUSA with respect to interests attributable to the Accumulation Account values held in each Variable Funds Subaccount in accordance with instructions received by Participants. For interests for which no timely instructions from Participants are received, the Contractholder, IRA Contractholder or NQDC Contractholder will instruct AUSA to vote these interests in the same proportion as those shares for which instructions from Participants are received.

     Matters on which the Contractholder, IRA Contractholder or NQDC Contractholder may give voting instructions include the following: (1) election of the governing boards of Diversified Investors Portfolios or Acacia; (2) ratification of the independent accountant of a Portfolio or the Calvert Series corresponding to the Contractholder's, IRA Contractholder's or NQDC Contractholder's selected Subaccount(s); (3) approval of any change in the Investment Advisory Agreement or any Subadvisory Agreement for a Portfolio or the Calvert Series corresponding to the Contractholder's, IRA Contractholder's or NQDC Contractholder's selected Subaccount(s); (4) any change in the fundamental investment policies of a Portfolio or the Calvert Series corresponding to the Contractholder's, IRA Contractholder's or NQDC Contractholder's selected Subaccount(s); and (5) any other matter requiring a vote of the investors in Diversified Investors Portfolios or the Calvert Series. With respect to approval of the Investment Advisory Agreements or Subadvisory Agreements or any change in a fundamental investment policy, Contractholders, IRA Contractholders and NQDC Contractholders participating in the affected Subaccount will vote separately on the matter pursuant to the requirements of Rule 18f-2 under the 1940 Act.

The Strategic Variable Funds Subaccounts

     The assets held in the Strategic Variable Funds Subaccounts will be invested in units of the Variable Funds Subaccounts. AUSA is the legal holder of the units in the Strategic Variable Funds Subaccounts and as such has the right to vote upon any matter that may be voted upon by holders of units. To the extent required by law, AUSA will vote at regular and special meetings in accordance with the instructions received from Contractholders, IRA Contractholders and NQDC Contractholders. AUSA will furnish Contractholders,

IRA Contractholders and NQDC Contractholders with the proper forms to enable them to give these instructions.

     Each Contractholder, IRA Contractholder and NQDC Contractholder will have the equivalent of one vote per $100 of the dollar value of the Accumulation Accounts in a Contract held in each Strategic Variable Funds Subaccount, with fractional votes for amounts less than $100. Interests held in each Strategic Variable Funds Subaccount for which no timely instructions from Contractholders, IRA Contractholders or NQDC Contractholders are received will be voted by AUSA in the same proportion as those interests in that Strategic Variable Funds Subaccount for which instructions are received. Should applicable federal securities laws or regulations permit, AUSA may elect to vote in its own right.

     A Participant will have the right to instruct the Contractholder, IRA Contractholder or NQDC Contractholder with respect to interests in Strategic Variable Funds Subaccounts attributable to his/her portion of the Accumulation Account. Each Participant under the Contract shall receive a statement of the amount attributable to his/her participation in each Strategic Variable Funds Subaccount and stating his/her right to instruct the Contractholder as to how to vote such interest. AUSA will provide voting instruction materials to the Contractholder, IRA Contractholder or NQDC Contractholder and to the Participants.

     The Contractholder, IRA Contractholder and NQDC Contractholder shall provide voting instructions to AUSA with respect to interests attributable to the Accumulation Account values held in a Strategic Variable Funds Subaccount in accordance with instructions received by Participants. For interests for which no timely instructions from Participants are received, the Contractholder, IRA Contractholder or NQDC Contractholder will instruct AUSA to vote these interests in the same proportion as those shares for which instructions from Participants are received.

     Matters on which the Contractholder, IRA Contractholder or NQDC Contractholder may give voting instructions include the following: (1) approval of any change in the Investment Advisory Agreement corresponding to the Contractholder's, IRA Contractholder's or NQDC Contractholder's selected Subaccount(s); (2) any change in the fundamental investment policies of the Contractholder's, IRA Contractholder's or NQDC Contractholder's selected Subaccount(s); and (3) any other matter requiring a vote of the unitholders of a Subaccount. With respect to approval of the Investment Advisory Agreements or any change in a fundamental investment policy, Contractholders, IRA Contractholders and NQDC Contractholders participating in the affected Subaccount will vote separately on the matter pursuant to the requirements of Rule 18f-2 under the 1940 Act. On matters submitted for consideration by holders of units of the underlying Variable Funds Subaccounts, AUSA will vote in proportion to the vote of all other holders of units in that underlying Variable Funds Subaccount.

General

     AUSA may, if required by state insurance officials, disregard voting instructions if those instructions would require voting to cause a change in the subclassification or investment objectives or policies of one or more of the Portfolios, the Calvert Series or the Variable Funds Subaccounts, or to approve or disapprove an investment adviser or principal underwriter for one or more of the Variable Funds Subaccounts. In addition, AUSA may disregard voting instructions that would require changes in the investment objectives or policies of any of the Portfolios, the Calvert Series or the Variable Funds Subaccounts or in an investment adviser or principal underwriter, if AUSA reasonably disapproves those changes in accordance with applicable federal regulations. If AUSA disregards voting instructions, it will advise

Contractholders, IRA Contractholders, NQDC Contractholders and Participants of that action and its reasons for the action in the next semiannual report to Contractholders, IRA Contractholders, NQDC Contractholders and Participants.

                         DISTRIBUTION OF THE CONTRACTS

     DISC will act as the principal underwriter and the distributor of the Contracts. DISC will perform all sales, marketing and administrative functions relative to the Contracts which participate in the Variable Funds Account or the Strategic Variable Funds Account, with certain exceptions in connection with the use of other authorized broker-dealers. DISC is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. The principal business address of DISC is 4 Manhattanville Road, Purchase, New York 10577. The Contracts are sold by individuals who are registered representatives of DISC and who are also licensed as insurance agents for AUSA. The Contracts may also be sold through registered representatives of other broker-dealers authorized by DISC and applicable law who may be insurance agents licensed by an insurance company other than AUSA. Commissions and other expenses directly related to the sale of the Contracts will not exceed 8 percent of Purchase Payments. Additional expense allowance may be paid for other services not directly related to the sale of the Contracts. Such services include the training of personnel and the production of promotional literature.

                               FEDERAL TAX STATUS

     The ultimate effect of federal income taxes on Fixed Annuity payments and on the economic benefit to the Participant, annuitant, payee and beneficiary depends on the tax and employment status of the individual concerned.

     The discussion which follows on the treatment of AUSA and of the Contracts under federal income tax law is general in nature, is based upon AUSA's understanding of current federal income tax laws, and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax law or of the current interpretations by the Internal Revenue Service. No attempt is made to consider any applicable state or other tax laws. Each Contractholder, IRA Contractholder, NQDC Contractholders and Participant contemplating investment in the Contracts should consult a qualified tax adviser.

     Participants receiving large distributions (generally those in excess of $150,000 per year; or lump sum distributions in excess of $150,000) from qualified retirement Plans, including those funded through Section 401(a),
Section 408(IRA) and Section 403(b) Contracts, may be subject to a 15% excise tax on their distributions in excess of a specified amount.

TAX TREATMENT OF AUSA

     AUSA is taxed as a life insurance company under the Code.

     Investment income from the assets of the Variable Funds Account are reinvested and taken into account in determining the value of the Variable Funds Account. Under existing federal income tax law, the investment income of the Variable Funds Account, including realized capital gains, is substantially not taxed to AUSA.

     Investment income from the assets of the Strategic Variable Funds Account and the underlying Variable Funds Subaccounts are reinvested and taken into account in determining the value of the Strategic Variable Funds Account and the underlying Variable Funds Subaccounts. Under existing federal income tax law, the investment income of the Strategic Variable Funds Account, including realized capital gains, is substantially not taxed to AUSA.

TAXATION OF DIVERSIFIED INVESTORS PORTFOLIOS

     Diversified Investors Portfolios is organized as a New York trust. None of its series are subject to any income or franchise tax in the State of New York. AUSA, as an investor in series of Diversified Investors Portfolios, will be taxable on its share (as determined in accordance with the governing instruments of Diversified Investors Portfolios) of such series' ordinary income and capital gain in determining its income tax liability. The determination of such share will be made in accordance with the Code and regulations promulgated thereunder. See "Tax Treatment of AUSA" above.

SECTION 403(b) ANNUITIES

     Purchase Payments made under a Contract meeting the requirements of
Section 403(b) of the Code afford certain federal income tax benefits to employees of state educational organizations, and organizations which are tax-exempt under Section 501(c)(3) of the Code.

     The employer may make contributions to the Contract or the employer may agree with the Participant that in return for employer contributions to the Contract, the Participant will take a reduction in salary or give up a salary increase. The agreement may not be changed with respect to earnings of the Participant while the agreement is in effect. The Participant can only make one agreement with his/her employer during the year, but the Participant may terminate the agreement at any time with respect to amounts not yet earned. No federal income tax is payable by the Participant on increases in the value of his/her Accumulation Account until payments are received by the Participant.

     Purchase Payments meeting the requirements of Sections 402(g), Section 403(b) and Section 415 of the Code are not includable in the gross income of the Participant at the time they are made. Under Section 402(g) of the Code, Purchase Payments made under a reduction in salary or a give up in salary increase agreement ("elective deferrals") are excluded from a Participant's gross income to the extent of the lesser of $9,500 or the Participant's exclusion allowance. The $9,500 limit will be reduced on a dollar for dollar basis by employee pre-tax elective deferrals made by that individual under a
Section 401(k) Plan, a simplified employee pension plan, or other tax deferred annuity. Under Section 403(b) of the Code, Purchase Payments made under a reduction in salary or a give up in salary agreement and/or contributed by the employer are excluded from a Participant's gross income to the extent of the applicable "exclusion allowance". The "exclusion allowance" is equal to 20% of a Participant's includable compensation (taxable earnings) for the tax year, multiplied by the number of years of employment, reduced by the total of Purchase Payments made in prior tax years.

     When Fixed Annuity payments commence, or if the Participant obtains a partial or full redemption of the Units credited to his/her Accumulation Account under the Contract, the amount received will be includable as ordinary income in the year received, except that such portion of any amount received as is deemed to represent a return of Purchase Payments originally included as gross income made by the Participant will not be taxed. Full redemptions do not qualify for special capital gains treatment nor 5-year income averaging applicable to qualified plan lump sum distributions. However, if a Participant makes a full redemption after attaining age 59 1/2 or on account of a separation from service, he/she may delay including the distribution in income by making a rollover transfer, subject to requirements set by the Code, to an Individual Retirement Account or another Section 403(b) annuity. A partial redemption of at least 50% of the balance to the credit of a Participant on account of a separation from service may be rolled over to an Individual Retirement Account, subject to requirements set by the Code.

     If the Participant receives any amount under the Contract, the Participant must pay an additional tax of 10% of the amount of the distribution includable in gross income for the taxable year. This additional tax shall not apply to distributions which are (1) made after the date on which the Participant attains age 59 1/2, (2) made to a beneficiary on or after the death of the Participant, (3) attributable to the Participant's becoming permanently disabled, (4) made after separation from service in a series of substantially equal periodic payments made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and his beneficiary, (5) made to a Participant after separation of service after attainment of age 55, (6) made to a Participant for medical care (not to exceed the amount deductible by the employee), or (7) paid to alternate payees under a qualified domestic relations order.

     RESTRICTIONS ON WITHDRAWALS OF ELECTIVE CONTRIBUTIONS. Effective January 1, 1989 and thereafter, any funds in the Participant's account balance other than funds attributable to assets held at the close of the last year beginning before January 1, 1989 will be restricted from withdrawal except upon attainment of age 59 1/2, separation from service, death, disability or hardship (hardship withdrawals are to be limited to the amount of the Participant's own contributions exclusive of earnings). However, any funds in the Participant's account balance attributable to employer contributions, if any, and the earnings thereon will not be restricted unless specifically provided for by the employer's plan.

     In tax years beginning after 1988, Section 403(b) Plans (other than church plans) will be subject to nondiscrimination and coverage requirements, as well as special rules with respect to minimum distributions.

SECTION 401(A) PLANS

     An employer maintaining a pension or profit sharing Plan which satisfies the requirements of Section 401(a) of the Code may make contributions to the Contract which are generally currently deductible by the employer and are not currently taxed to the Participants. The Code prescribes various limitations on the maximum amount which may be contributed on behalf of any Participant. In addition, Participants may make after-tax contributions to the Contract if their Section 401(a) Plan permits.

     When Fixed Annuity payments commence, or if the Participant obtains a partial redemption of the Units credited to his/her Accumulation Account under the Contract, the amount received will be includable as ordinary income in the year received, except that such portion of any amount received as is deemed to represent a return of Participant after-tax Purchase Payments will not be taxed. Full redemptions may qualify for special capital gains treatment or 5-year or 10-year income averaging if the payment constitutes a "lump sum distribution," as that term is defined in the Code.

     The rules governing rollovers of distributions from a Section 401(a) Plan are parallel to those dealing with distributions from Section 403(b) annuities. In addition, the 10% penalty on premature distributions from Section 403(b) annuities is also applicable to Section 401(a) Plan distributions.

SECTION 408 (IRA) CONTRACTS

     An individual, participating under a Contract which satisfies the requirements of Section 408 of the Code, may make contributions to the Contract. The Code prescribes various limitations on the maximum amounts which may be contributed by or on behalf of the Participant and on the deductibility of the contributions for federal income tax purposes. No federal income tax is payable by the Participant on increases in the value of his/her Accumulation Account until payments are received by the Participant.

     When Fixed Annuity payments commence, or if the Participant obtains a partial redemption of the Units credited to his/her Accumulation Account under the Contract, the amount received will be includable as ordinary income in the year received, except that such portion of any amount received which is deemed to represent a return of Participant non-deductible Purchase Payments will not be taxed. Full or partial redemptions do not qualify for special capital gains treatment nor 10-year income averaging applicable to certain qualified plan distributions.

     If the Participant receives any amount under the Contract prior to attainment of age 59 1/2, the Participant must pay an additional excise tax of 10% of the amount of the distribution includable in gross income for the taxable year. The additional tax shall not apply to distributions which are (1) made to a beneficiary on or after the death of the Participant, (2) attributable to the Participant's becoming permanently disabled or (3) made in a series of substantially equal periodic payments made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and his/her beneficiary. Any full or partial redemption will not be includable in ordinary income if the Participant rolls over the distribution within 60 days to another IRA.

MINIMUM DISTRIBUTION REQUIREMENTS

     If the actual distributions from a qualified retirement plan, eligible state or local government deferred compensation plan or an IRA are less than the minimum required to be distributed commencing by April 1 in the calendar year following the year the Participant attains age 70 1/2 (see "Annuity Purchase Date", on page __) the difference is considered to be an excess accumulation and the IRS may impose a 50% excise tax on this excess amount.

SECTION 457 PLANS

     Section 457 of the Code allows employees of or independent contractors who furnish services to a state or local government to establish a deferred compensation plan allowing the deferral of certain limited amounts of compensation by way of salary reduction. State and local government includes a state, a political subdivision of a state, any agency or instrumentality of either of them, a tax-exempt rural electric cooperative or its tax-exempt affiliates. Contributions are based on a special definition of compensation and include any amounts contributed to a Section 403(b) tax sheltered annuity for determining the contribution limits. All amounts deferred property bought with those amounts or income earned on those amounts remain the property of the employer and are subject to the claims of its general creditors. Distributions from a Section 457 Plan are subject to Section 401(a)(9) of the Code in addition to the rules applicable under Section 457 of the Code and must begin no later than the April 1st of the calendar year following the year in which the participant attains age 70 1/2.

NON-QUALIFIED DEFERRED COMPENSATION CONTRACTS

     Taxed employers may establish a non-qualified deferred compensation arrangement funded by non-qualified deferred compensation contracts allowing the deferral of compensation through salary reduction. Such Plans include, but are not limited to, excess benefit plans, plans maintained by an employer primarily for a select group of management or highly compensated employees, as well as rabbi and secular trusts. Taxed employers for these non-qualified deferred compensation Plans include corporations, partnerships, S corporations and any of their affiliates or subsidiaries. Contributions are determined on the Plan's definition of compensation. All amounts deferred by employees and any income earned thereon remain the property of the employer and are subject to the claims of its general creditors. In-service withdrawals from deferred compensation Plans may be permitted for reasons of hardship under certain conditions as specified in the Plans. Distributions from these Plans are permitted when the Participant terminates employment, becomes permanently disabled, retires, dies or as otherwise specified in the Plan. As a general rule, the Participant is subject to taxation upon receipt of the funds, and there is usually no tax consequences to the employer, i.e., no deduction is available for an employee's salary reduction agreement until paid out.

INCOME TAX WITHHOLDING

     Unless the Participant or payee elects to have no withholding, the taxable portion of distributions under a Contract will be subject to income tax withholding under federal and certain state laws. AUSA will notify recipients of taxable distributions under a Contract of their right to elect not to have withholding apply.

     For NQDC Contracts, no withholding is made and no election is needed.

     Effective January 1, 1992, distributions from qualified retirement plans and Section 403(b) Contracts, other than individual retirement arrangements ("IRAs") generally are subject to mandatory federal income tax withholding unless they either are:

     1. Part of a series of substantially equal periodic payments (at least annually) for the participant's life or life expectancy, the joint lives or life expectancies of the participant and his/her beneficiary, or a period certain of not less than 10 years, or

     2. Required by the Code upon the participant's attainment of age 70 1/2 or death.

     Such withholding will apply even if the distribution is rolled over into another qualified plan including an IRA. The withholding can be avoided if the participant's interest is directly transferred by the old plan to another eligible qualified plan including an IRA. A direct transfer to the new plan can be made only in accordance with the terms of the old plan. If withholding is not avoided, the amount withheld may be subject to income tax and penalties.

     Pursuant to Revenue Ruling 90-24 of the Code, an exchange of a Section 403(b) annuity contract for another Section 403(b) annuity contract may qualify as a tax-free exchange.

                             ASSUMPTION REINSURANCE

     The Contracts described in this Prospectus include group variable annuity contracts which were originally issued by The MONY Group, Inc. (formerly The Mutual Life Insurance Company of New York) ("MONY") and are assumed by AUSA pursuant to certain assumption reinsurance agreements executed by MONY and AUSA effective December 31, 1993. Pursuant to the terms of these agreements and applicable state insurance laws, affected MONY contractholders may elect to participate and "opt in" or choose to remain contractholders of MONY and "opt out" of the assumption. All affected MONY contractholders shall receive a Notice of Election which describes the assumption and procedures for opting in or opting out. This Prospectus should be read carefully before deciding whether to opt in. In certain jurisdictions a contractholder that fails to opt out may be deemed under the terms of the assumption to have opted in.

     The former holders of MONY contracts who opt in to the assumption of their contracts by AUSA will experience no differences in the terms or charges under the Contracts. All investment options available to MONY contractholders will be available under the Contracts under Variable Funds Subaccounts which correspond to investment options under the MONY contracts. In addition, such assumed AUSA Contractholders may be able to direct the investment of their funds into certain additional investment options which were not available under the MONY contracts.

                                PERFORMANCE DATA

     From time to time the performance of one or more of the Subaccounts may be advertised. The performance data contained in these advertisements is based upon historical earnings and is not indicative of future performance. The data for each Variable Funds Subaccount reflects the results of the corresponding Portfolio or the Calvert Series and recurring charges and deductions borne by or imposed on the Variable Funds Subaccount and on the corresponding Portfolio or the Calvert Series. The data for each Strategic Variable Funds Subaccount reflects the results of the underlying Variable Funds Subaccounts invested in and the corresponding Portfolios and recurring charges and deductions borne by or imposed on the Strategic Variable Funds Subaccount, the underlying Variable Funds Subaccounts and the corresponding Portfolios. Set forth below for each Subaccount is the manner in which the data contained in such advertisements will be calculated.

Variable Funds Money Market Subaccount

     The performance data for this Subaccount will reflect "yield", "effective yield" and "total return". The "yield" of the Subaccount refers to the income generated by an investment in the Subaccount over the seven day period stated in the advertisement. This income is "annualized", that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The total return is calculated as shown below.

Other Variable Funds Subaccounts

     The performance data for these Subaccounts will reflect "yield" and "total return". The "yield" of each of these Subaccounts refers to the income generated by an investment in that Subaccount over the 30 day period stated in the advertisement and is the result of dividing that income by the value of the Subaccount. The value of each Subaccount is the average daily number of Units outstanding multiplied by the Unit Value on the last day of the period. The "yield" reflects deductions for all charges, expenses, and fees of both the underlying Portfolio or Calvert Series, as applicable, and the Subaccount itself. "Annualized total return" for each of these Subaccounts and the Variable Funds Money Market Subaccount refers to the return a Contractholder would receive during the period indicated if a $1,000 Purchase Payment was made the indicated number of years ago. It reflects historical investment results less charges and deductions of both the Portfolio or Calvert Series, as applicable, and the Subaccount itself, with the distribution being made in cash rather than in the form of one of the settlement options, at the close of the period for which the "annualized total return" data is given.

Strategic Variable Funds Subaccounts

     The performance data for the Strategic Variable Funds Subaccounts will reflect "yield" and "total return". The "yield" of each of the Strategic Variable Funds Subaccounts refers to the income generated by an investment in that Strategic Variable Funds Subaccount over the 30 day period stated in the advertisement and is the result of dividing that income by the value of the Strategic Variable Funds Subaccount. The value of each Strategic Variable Funds Subaccount is the average daily number of Units outstanding multiplied by the Unit Value on the last day of the period. The "yield" reflects deductions for all charges, expenses, and fees. "Annualized total return" for each of the Strategic Variable Funds Subaccounts refers to the return a Contractholder would receive during the period indicated if a $1,000 Purchase Payment was made the indicated number of years ago. It reflects historical investment results less charges and deductions, with the distribution being made in cash rather than in the form of one of the settlement options, at the close of the period for which the "annualized total return" data is given.

Information Relating To All Subaccounts

     Total return is historical in nature and is not intended to indicate future performance. Total return will be quoted for the most recent one-year period, and annualized total return will be quoted for the most recent five- and ten-year periods, or the period from the commencement of operations of the Subaccount (or its corresponding Portfolio or predecessor separate account), if shorter.

     Actual total return quotations may also be advertised for other specified periods, such as calendar years and calendar quarters. Cumulative total return for periods of more than one year may also be quoted. These figures will be accompanied by the standard, annualized total return quotations.

     From time to time, information may be provided concerning general economic conditions and supply comparative performance data and rankings, with respect to comparable investments for the same period, for unmanaged market indices such as the Dow Jones Industrial Average and the Standard and Poor's 500, and from recognized independent sources such as Bank Rate Monitor, Money, Forbes, Barron's, Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Frank Russell Universe Data, Wiesenberger Investment Companies Service, Mutual Fund Values, Mutual Fund Forecaster, VARDS and Morningstar.

     In addition, reference may be made in advertisements to various indices including, without limitation, the Standard & Poor's 500 Stock Index, Salomon Brothers Broad Investment Grade Index and Lehman Brothers Government/Corporate Bond Index, and Russell Price Driven Index, in order to provide the reader a basis of comparison for performance.

     Please note that the investment results of each Subaccount will fluctuate over time. Average Annual Total Returns

     The annualized total return for the Subaccounts is shown for the periods indicated in the table below.



---------------------------------------------------------------------------------------------------
                                                                                        FOR THE
                                                                                        PERIOD
                                             FOR THE    FOR THE   FOR THE    FOR THE     SINCE
                                               YEAR     3 YEARS   5 YEARS   10 YEARS   INCEPTION
                                  INCEPTION   ENDED      ENDED     ENDED      ENDED     THROUGH
                                   DATE (1)  12/31/98  12/31/98   12/31/98  12/31/98   12/31/98 (1)

MONEY MARKET (2)                    11/78      4.72%     4.67%      4.50%      4.93%      7.30%
---------------------------------------------------------------------------------------------------
HIGH QUALITY BOND (2)                7/90      5.75%     4.91%      4.93%      --         5.99%
---------------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT BOND (2)     7/90      6.16%     5.11%      5.11%      --         6.66%
---------------------------------------------------------------------------------------------------
GOVERNMENT/CORPORATE BOND (2)        1/78      6.87%     5.66%      5.94%      8.21%      8.31%
---------------------------------------------------------------------------------------------------
HIGH-YIELD BOND                      8/95      1.74%     7.33%      --         --         8.13%
---------------------------------------------------------------------------------------------------
BALANCED (2)                        12/92     11.50%    15.17%     13.99%      --        13.77%
---------------------------------------------------------------------------------------------------
EQUITY INCOME                        1/78     12.03%    19.21%     17.50%     14.42%     14.04%
---------------------------------------------------------------------------------------------------
EQUITY VALUE                         4/96     10.37%      --        --         --        15.17%
---------------------------------------------------------------------------------------------------
GROWTH & INCOME (2)                  1/86     34.11%    29.45%     22.28%     16.89%     16.00%
---------------------------------------------------------------------------------------------------
EQUITY GROWTH (2)                    3/93     35.73%    26.32%     19.94%      --        18.13%
---------------------------------------------------------------------------------------------------
SPECIAL EQUITY (2)                   1/86      2.77%    17.35%     17.68%     16.34%     15.41%
---------------------------------------------------------------------------------------------------
AGGRESSIVE EQUITY                    4/96     41.18%      --        --         --        17.55%
---------------------------------------------------------------------------------------------------
CALVERT SERIES                       9/86     16.61%    15.71%     13.84%     12.29%     11.20%
---------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY (2)            12/92      9.98%    10.34%      9.53%      --        12.89%
---------------------------------------------------------------------------------------------------
SHORT HORIZON STRATEGIC              1/97      5.96%      --        --         --         7.24%
---------------------------------------------------------------------------------------------------
INTERMEDIATE HORIZON STRATEGIC       1/97     11.14%      --        --         --        12.62%
---------------------------------------------------------------------------------------------------
INTERMEDIATE/LONG HORIZON STRATEGIC  1/97     13.40%      --        --         --        16.09%
---------------------------------------------------------------------------------------------------



----------------

(1) Inception date refers to the commencement of operations of each Subaccount except that where indicated by footnote 2, inception date refers to commencement of operations of a predecessor separate account.
(2) Each of the corresponding Pooled Separate Accounts of The MONY Group, Inc. (formerly The Mutual Life Insurance Company of New York) ("MONY") set forth below contributed all of its assets to, and thereby established, the Portfolios in which the corresponding Variable Funds Subaccounts invest their assets:


                                             MONY POOLED
          SERIES                             SEPARATE ACCOUNT

          Money Market.................      Pooled Account No.  4
          High Quality Bond............      Pooled Account No.  15
          Intermediate Government Bond.      Pooled Account No.  10d
          Government/Corporate Bond....      Pooled Account No.  5
          Balanced.....................      Pooled Account No.  14
          Equity Income................      Pooled Account No.  6
          Equity Growth................      Pooled Account No.  1
          Growth & Income..............      Pooled Account No.  10a
          Special Equity...............      Pooled Account No.  10b
          International Equity.........      Pooled Account No.  12

Total returns calculated for any period for each of the Money Market, High Quality Bond, Intermediate Government Bond, Government/Corporate Bond, Balanced, Equity Income, Growth & Income, Equity Growth, Special Equity and International Equity Subaccounts reflect the performance of the corresponding Pooled Separate Account for any period prior to its establishment and the performance of the corresponding Portfolio thereafter. Such total returns calculated for each of the Subaccounts reflect the performance of the corresponding Pooled Separate Account only from the date that such corresponding Pooled Separate Account adopted investment objectives, policies and practices substantially similar to those of the corresponding Portfolio invested in by the Subaccount. Total return percentages for the Subaccounts and the Portfolios reflect the historical rates of return for the applicable period. Total return percentages for the corresponding Pooled Separate Accounts reflect historical rates of return for after giving effect to a one-time adjustment to reflect charges, expenses and fees in effect at the time the Portfolios commenced operations. The corresponding Pooled Separate Accounts were not registered under the Investment Company Act of 1940 and, therefore, were not subject to certain investment restrictions imposed by the Act.
If the corresponding Pooled Separate Accounts had been registered under the Act, investment performance might have been adversely affected.


     The table above assumes that a $1,000 payment was made to each Subaccount at the beginning of the period shown, that no further payments were made, that any distribution from the corresponding series (or its predecessor investment vehicle) were reinvested, and that a Contractholder surrendered the Contract for cash, rather than electing commencement of annuity benefits in the form of one of the Settlement Options available, at the end of the period shown. The average annual total return percentages shown in the table reflect the annualized historical rates of return and deductions for all charges, expenses, and fees which would be imposed on the payment assumed by both the corresponding Portfolio or Calvert Series, as applicable, and the corresponding Subaccount.

                        DIVERSIFIED INVESTORS PORTFOLIOS

     The Variable Funds Subaccounts other than the Calvert Series Subaccount (and the Strategic Variable Funds Subaccounts, through those Variable Funds Subaccounts other than the Balanced Subaccount) invest exclusively in corresponding series of Diversified Investors Portfolios. Diversified Investors Portfolios is a trust organized on September 1, 1993 under the laws of the State of New York and is registered under the 1940 Act as an open-end, diversified management investment company.

     Each of these Subaccounts seeks its investment objective by investing all of its assets in a corresponding Portfolio. The investment objective of each Portfolio may be changed without the approval of investors in that Portfolio, but not without written notice thereof to its investors (including the applicable Subaccount) 30 days prior to implementing the change. AUSA may withdraw the investment of a Subaccount from its Portfolio on any Portfolio Business Day (see page __). Upon any such withdrawal, AUSA would consider what action might be taken, including investment of the assets of the Subaccount in another pooled investment entity having the same investment objective.

PRINCIPAL INVESTMENT STRATEGIES

     This section describes principal investment strategies of the series of Diversified Investors Portfolios currently available under the Contracts through the Subaccounts. These are the strategies that, in the opinion of each Portfolio's advisers, are most likely to be important in trying to achieve the Portfolio's investment objectives. There can, of course, be no assurance that any Portfolio will achieve its investment objectives. Except as noted below, each Portfolio's objectives and strategies may be changed without shareholder approval.

     Please note that each Portfolio may also use strategies and invest in securities that are not described below but which are described in the Statement of Additional Information. Of course, the Portfolio's advisers may decide, as a matter of investment strategy, not to use the investments and investment techniques described below and in the Statement of Additional Information at any particular time.

     Each Portfolio is actively managed, and the portfolio managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading securities may produce capital gains, which are taxable when distributed to investors with non-tax-sheltered accounts. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the Portfolio pays when it buys and sells securities.

     Each Portfolio may, from time to time, take temporary defensive positions that are inconsistent with the Portfolio's principal investment strategies in attempting to respond to adverse market, political or other conditions. When doing so, the Portfolio may invest without limit in high quality money market and other short-term instruments, and may not be pursuing its investment goal. These investments may result in a lower yield than would be available from investments with a lower quality or longer term.

-------------------------------------------------------------------------------
What are Money Market Instruments?

A MONEY MARKET INSTRUMENT is a short-term IOU issued by banks or other corporations, the U.S. or a foreign government or state or local governments. Money market instruments have maturity dates of 13 months or less. Money market instruments may include CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES, VARIABLE RATE DEMAND NOTES (where the interest rate is reset periodically and the holder may demand payment from the issuer at any time), FIXED-TERM OBLIGATIONS, COMMERCIAL PAPER (short term unsecured debt of corporations), ASSET-BACKED SECURITIES (which are backed by pools of accounts receivable such as car installment loans or credit card receivables) and REPURCHASE AGREEMENTS. In a repurchase agreement, the seller sells a security and agrees to buy it back at a later date (usually within seven days) and at a higher price, which reflects an agreed upon interest rate.
-------------------------------------------------------------------------------

MONEY MARKET PORTFOLIO

     The investment objective of the Money Market Portfolio is to provide liquidity and as high a level of income as is consistent with the preservation of capital. This Portfolio invests primarily in high quality, short-term money market instruments. The Portfolio may invest more than 25% of its total assets in obligations of U.S. banks.

     The Portfolio complies with industry regulations applicable to money market funds. These regulations require that the Portfolio's investments mature or be deemed to mature within 397 days from the date of acquisition, that the average maturity of the Portfolio's investments (on a dollar-weighted basis) be ninety days or less, and that all of the Portfolio's investments be in U.S. dollar-denominated high quality securities which have been determined by the Portfolio to present minimal credit risks. Investments in high quality, short-term instruments may, in many circumstances, result in a lower yield than would be available from investments in instruments with a lower quality or a longer term.

     The Portfolio does not maintain a stable net asset value of $1.00 per share and does not declare dividends on a daily basis (many money market funds do). Investment income that has not yet been declared as a dividend, or a default on a portfolio security, may cause the Portfolio's net asset value to fluctuate.

     If the Portfolio concentrates in bank obligations, the Portfolio will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money market and general economic conditions, as well as decisions by regulators that can affect banks' profitability.

     The Portfolio's portfolio managers employ a "top down" approach when selecting securities for the Portfolio. This means that the portfolio managers look first at broad market factors, and, on the basis of those market factors, choose certain sectors or industries in which to invest. The managers then look at individual companies within those sectors or industries. The managers use the same top down approach when deciding which securities to sell. Securities are sold when the Portfolio needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Portfolio's goal. In general, the portfolio managers attempt to temper income volatility in the Portfolio by investing significant portions of the portfolio in securities with maturities of thirty to forty-five days.

BOND PORTFOLIOS

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What is a Bond?

A BOND, which is also called a DEBT SECURITY or DEBT OBLIGATION, is like a loan. The issuer of the bond, which could be the U.S. government, a corporation, or a city or state, borrows money from investors and agrees to pay back the loan amount (the PRINCIPAL) on a certain date (the MATURITY DATE). Usually, the issuer also agrees to pay interest on certain dates during the period of the loan. Some bonds, such as ZERO COUPON BONDS, do not pay interest, but instead pay back more at maturity than the original loan. Most bonds pay a fixed rate of interest (or income), but some bonds' interest rates may change based on market or other factors.
-------------------------------------------------------------------------------

     The investment objective of the HIGH QUALITY BOND PORTFOLIO is to provide a high risk-adjusted return while focusing on the preservation of capital. This Portfolio invests primarily in a diverse portfolio of high quality debt securities with short and intermediate maturities, such as corporate bonds and notes, mortgage-backed and asset-backed securities, U.S. Treasury and government agency obligations, securities of foreign issuers (such as Yankee bonds) and repurchase agreements. Under normal circumstances the Portfolio invests at least 65% of its assets in these securities.

     The dollar-weighted average maturity of the Portfolio generally does not exceed three years under normal circumstances. Individual securities held by the Portfolio may have longer maturities. Short-term debt securities generally fluctuate less in price, and have lower yields, than longer-term securities of comparable quality. The Portfolio's duration generally is between one and three years. Duration is a way of measuring the Portfolio's overall sensitivity to interest rate fluctuations. The net asset value of a fund with a shorter duration will generally fluctuate less in response to interest rate changes than that of a fund with a longer duration.

     The Portfolio considers securities rated A- or better by Standard & Poor's or A3 or better by Moody's (and securities that the Portfolio's advisers believe are of comparable quality) to be high quality. Ratings are described in the Statement of Additional Information. Investments in higher quality instruments may result in a lower yield than would be available from investments in lower quality instruments.

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What are U.S. Government Obligations?

U.S. GOVERNMENT OBLIGATIONS are securities that are issued or guaranteed as to principal and interest by the U.S. government or one of its agencies or instrumentalities. Some obligations of U.S. government agencies and instrumentalities are supported by the "full faith and credit" of the United States, others by the right of the issuer to borrow from the U.S. Treasury, and others only by the credit of the agency or instrumentality. U.S. government obligations generally have less credit risk than other debt obligations.
-------------------------------------------------------------------------------

     The investment objective of the INTERMEDIATE GOVERNMENT BOND PORTFOLIO is to provide as high a level of current income as is consistent with the preservation of capital. This Portfolio invests primarily in U.S. government obligations and repurchase agreements secured by U.S. government obligations. Under normal circumstances the Portfolio invests at least 65% of its assets in these securities. U.S. government obligations are issued or guaranteed as to principal and interest by the U.S. government or one of its agencies or instrumentalities. Some obligations of U.S. government agencies and instrumentalities are supported by the "full faith and credit" of the United States, others by the right of the issuer to borrow from the U.S. Treasury, and others only by the credit of the agency or instrumentality.

     The Portfolio also invests in mortgage-backed securities backed by pass-through certificates issued or guaranteed by the U.S. government or its agencies, and in other high quality, short-term obligations (such as corporate bonds and notes, bank obligations and repurchase agreements). ALTHOUGH THE PORTFOLIO INVESTS IN U.S. GOVERNMENT OBLIGATIONS, AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.

     The Portfolio's duration generally is between one and five years, and its dollar-weighted average maturity generally is between three and ten years under normal circumstances. The Portfolio may invest in securities with maturities of as much as thirty years.

-------------------------------------------------------------------------------
What are Mortgage-Backed Securities?

Home mortgage loans are typically grouped together into "POOLS" by banks and other lending institutions. Interests in these pools (called MORTGAGE-BACKED SECURITIES) are then sold to investors, allowing the bank or other lending institution to have more money available to loan to home buyers. When homeowners make interest and principal payments, these payments are passed on to the investors in the pool. Most of these pools are guaranteed by U.S. government agencies or by government sponsored private corporations -- familiarly called "GINNIE MAES", "FANNIE MAES" and "FREDDIE MACS." Mortgaged-backed securities include COLLATERALIZED MORTGAGE OBLIGATIONS, or CMOs.
-------------------------------------------------------------------------------

     The investment objective of the GOVERNMENT/CORPORATE BOND PORTFOLIO is to achieve maximum total return. This Portfolio invests primarily in investment grade debt securities and U.S. government obligations (including mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities). Under normal circumstances the Portfolio invests at least 65% of its assets in U.S. government securities and corporate bonds.

     The Portfolio also invests in high quality, short-term obligations and repurchase agreements, and in securities of foreign issuers.

     Investment grade debt securities carry a rating of at least BBB from Standard & Poor's or Baa from Moody's or are of comparable quality as determined by the Portfolio's advisers.

     The Portfolio's duration generally is between three and ten years, and its dollar-weighted average maturity generally is between five and fifteen years (and does not exceed thirty years) under normal circumstances. While longer-term securities tend to have higher yields than short-term securities, they are subject to greater price fluctuations as a result of interest rate changes and other factors.

     The portfolio managers of the HIGH QUALITY BOND PORTFOLIO, INTERMEDIATE GOVERNMENT BOND PORTFOLIO and GOVERNMENT/CORPORATE BOND PORTFOLIO use "top down" economic analysis to determine economic outlook and to forecast interest rates. They also analyze the yield curve under multiple market conditions in making maturity and duration decisions for portfolio securities. The managers of the High Quality Bond Portfolio and the Intermediate Government Bond Portfolio then attempt to select securities that will enable each Portfolio to maintain a stable share price and at the same time to achieve a high level of income. The managers of the Government/Corporate Bond Portfolio attempt to select securities that will enable the Portfolio to achieve a growth of capital and a high level of income. The managers use the same top down approach when deciding which securities to sell. Securities are sold when a Portfolio needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Portfolio's goal.

     The investment objective of the HIGH-YIELD BOND PORTFOLIO is to provide a high level of current income. This Portfolio invests primarily in high-yielding, income producing debt securities, such as debentures and notes, and in convertible and non-convertible preferred stocks. Under normal circumstances the Portfolio invests at least 65% of its assets in debt securities and preferred stock.

     The Portfolio may invest all or a substantial portion of its assets in lower-rated debt securities, commonly referred to as "junk bonds." Lower-rated debt securities offer yields that fluctuate over time but that generally are superior to the yields offered by higher-rated securities. However, these securities also involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-rated securities. Lower-rated debt securities usually are defined as securities rated BB or lower by Standard & Poor's or Ba or lower by Moody's. See the Statement of Additional Information for more information on ratings.

     Lower quality securities tend to be issued by companies that are less secure financially. In addition, in the event these companies have financial difficulty, banks or other senior lenders have priority in being repaid. As a result, when selecting investments, the Portfolio's advisers rely on fundamental research to identify companies with adequate cash flows, attractive valuations and strong management teams. In selecting investments for the Portfolio, the Portfolio's advisers exclude securities that are in default or that pay interest in the form of additional debt securities. As a result, the Portfolio may be somewhat more conservative than certain other high-yield funds. The Portfolio is designed to outperform more aggressive high-yield funds in high-yield market downturns, and its performance may lag these funds in high-yield market upturns. Of course, it is possible that the Portfolio will not perform as expected.

     The Portfolio may also invest in equity securities, including common stocks, warrants and rights. Investors should carefully consider the special risks of investing in this Portfolio.

                                     * * *

     Fixed income securities may bear fixed, fixed and contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer or participations based on revenues, sales or profits. Changes in interest rates will generally cause bigger changes in prices of longer-term securities than in prices of shorter-term securities.

     Each of the Bond Portfolios may use derivatives solely for hedging purposes. These may include options, futures, swaps and forward currency contracts.

     Each of the Bond Portfolios will use short-term debt and money market instruments, including short-term U.S. government and corporate obligations, commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool.

BALANCED PORTFOLIO

     The investment objective of the Balanced Portfolio is to provide a high total investment return through investment in a broadly diversified portfolio of stocks, bonds and money market instruments. The Portfolio invests in a managed mix of equity and debt securities of predominately U.S. issuers. However, the Fund may invest in securities of foreign issuers, including issuers located in emerging, or developing, markets.

     The Portfolio's equity securities include common and preferred stocks (and their equivalents such as American Depositary Receipts). The Portfolio's debt securities include corporate bonds, notes and commercial paper, U.S. government securities and bank obligations.

     The Portfolio varies the percentage of assets invested in any one type of security in accordance with its adviser's interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values. Under normal circumstances, the Portfolio invests approximately 60% of its assets in equity securities and approximately 40% of its assets in fixed income securities (investing at least 25% in fixed-income senior securities, including debt securities and preferred stock).

     In selecting common stocks, the Portfolio emphasizes established companies. Most of the Portfolio's long-term debt investments are investment grade (rated BBB or better by Standard & Poor's or Baa or better by Moody's) or considered by the Portfolio's advisers to be of comparable quality.

     The Portfolio may use derivatives solely for hedging purposes. These may include options, futures, swaps and forward currency contracts.

     The Portfolio will use short-term debt and money market instruments, including short-term U.S. government and corporate obligations, commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool.

STOCK PORTFOLIOS

     The investment objective of the EQUITY INCOME PORTFOLIO is to provide a high level of current income through investment in a diversified portfolio of common stocks with relatively high current yield. Capital appreciation is a secondary goal. This Portfolio invests primarily in stocks of companies which, in the opinion of the Portfolio's advisers, are fundamentally sound financially and which pay relatively high dividends on a consistent basis. The Portfolio emphasizes common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter.

-------------------------------------------------------------------------------
What is Value Investing?

Funds that use a VALUE-ORIENTED STRATEGY search for those companies that appear to be trading below their true worth. These companies tend to have relatively low price/earnings ratios and/or relatively low price/book value ratios. Low price/earnings ratios or price/book value ratios mean that a stock is less expensive than average relative to the company's earnings or book value, respectively. These funds use research to identify potential investments, examining such features as a firm's financial condition, business prospects, competitive position and business strategy. They look for companies that appear likely to come back into favor with investors, for reasons that may range from good prospective earnings or strong management teams to new products or services.
-------------------------------------------------------------------------------

     The investment objective of the EQUITY VALUE PORTFOLIO is to provide a high total investment return through investment primarily in a diversified portfolio of common stocks. This Portfolio invests primarily in stocks of companies which, in the opinion of the Portfolio's advisers, are trading at low valuations relative to market and/or historical levels. These stocks tend to have relatively low price/earnings ratios and/or relatively low price/book value ratios. Low price/earnings ratios or price/book value ratios mean that the stock is less expensive than average relative to the company's earnings or book value, respectively. The Portfolio emphasizes common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter.

     The portfolio managers of the EQUITY INCOME PORTFOLIO and EQUITY VALUE PORTFOLIO use a "bottom up" value-oriented approach in selecting investments for the Portfolios. When portfolio managers use a "bottom up" approach, they look primarily at individual companies against the context of broader market factors. A value-oriented approach attempts to identify companies that appear to be trading below their true worth. The managers use the same bottom up approach when deciding which securities to sell. Securities are sold when a Portfolio needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Portfolio's goals.

     The investment objective of the GROWTH & INCOME PORTFOLIO is to provide capital appreciation and current income. This Portfolio invests primarily in securities selected in large part for their potential to generate long-term capital appreciation. The Portfolio also may select securities based on their potential to generate current income. The Portfolio emphasizes securities of growing, financially stable and undervalued companies. This Portfolio attempts to achieve more capital appreciation than an income fund and less price volatility than a growth fund. The Portfolio emphasizes common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter.

     The investment objective of the EQUITY GROWTH PORTFOLIO is to provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with a potential for above-average growth in earnings. Current income is a secondary goal. This Portfolio invests primarily in common stocks of companies with potential for above average growth in earnings and dividends. Under normal circumstances the Portfolio invests at least 65% of its assets in equity securities. The Portfolio emphasizes common and preferred stocks listed on the New York Stock Exchange and other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The Portfolio uses multiple managers to control the volatility often associated with growth funds.

-------------------------------------------------------------------------------
What is Growth Investing?

Funds that use a GROWTH-ORIENTED STRATEGY search for companies growing faster than the economy as a whole. Often, these companies are in expanding industries, such as computers and pharmaceuticals. While the size of a company is not necessarily a factor in determining whether its stock is suitable for a growth fund, a growth strategy that focuses on larger companies is generally considered less aggressive than one that focuses on smaller companies. Many stocks owned by growth funds do not pay dividends and can be more volatile than other types of investments. As a result, growth funds are appropriate for investors who have long-term investment horizons.
-------------------------------------------------------------------------------

     The investment objective of the SPECIAL EQUITY PORTFOLIO is to provide a high level of capital appreciation through investment in a diversified portfolio of common stocks of small to medium size companies. This Portfolio invests primarily in stocks of small to medium size companies which, in the opinion of the Portfolio's advisers, present an opportunity for significant increases in earnings, revenue and/or value, without consideration for current income. The Special Equity Portfolio emphasizes common stocks of U.S. companies with market capitalizations of less than $1 billion. The Portfolio uses multiple managers to control the volatility often associated with investments in companies of this size. The Portfolio utilizes two growth-style managers and two value-oriented managers. The Portfolio is designed to provide an opportunity for higher returns relative to the broad small cap market during periods when a particular style is out of favor.

     Investing in securities of smaller companies involves special risks. Investors should carefully consider the risks of investing in the Special Equity Portfolio.

     The investment objective of the AGGRESSIVE EQUITY PORTFOLIO is to provide a high level of capital appreciation primarily through investing in a diversified portfolio of common stocks. This Portfolio invests primarily in high growth companies without regard to market capitalization. The Portfolio seeks to invest in companies which present an opportunity for significant increases in earnings, revenue and/or value, without consideration for current income, to achieve excess market returns relative to its benchmark, the Russell 2000 Growth Index. The Portfolio also emphasizes stocks of companies with consistent, above-average and accelerating profitability and growth. The investment characteristics, such as price-to-earnings ratio, of the Portfolio can undergo major changes at any time. As a result, the value of shares of this Portfolio may be very volatile.

     The portfolio managers of the GROWTH & INCOME PORTFOLIO, EQUITY GROWTH PORTFOLIO, SPECIAL EQUITY PORTFOLIO and AGGRESSIVE EQUITY PORTFOLIO use a "bottom up" approach in selecting securities, relying primarily on stock selection against the context of broader market factors. These managers look for companies that they believe are in dynamic high growth sectors of the world economy, and that are thought to have dominant or strong competitive positions within their sectors. They also look for companies that are expected to have strong earnings growth potential. The managers use the same bottom up approach when deciding which securities to sell. Securities are sold when a Portfolio needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Portfolio's goals.

     The investment objective of the INTERNATIONAL EQUITY PORTFOLIO is to provide a high level of long-term capital appreciation through investment in a diversified portfolio of securities of foreign issuers. This Portfolio invests primarily in foreign securities, meaning securities of issuers that, in the opinion of the Portfolio's advisers, have their principal activities outside the United States or whose securities are traded primarily outside the United States. Under normal circumstances the Portfolio invests at least 65% of its assets in equity securities of issuers in at least three countries other than the United States. The Portfolio invests most of its assets in securities of issuers in Canada, Australia and developed countries in Europe and the Far East. The Portfolio may invest up to 10% of its assets in securities of issuers in developing countries. The Portfolio may also invest in any type or quality of debt securities, including lower-rated securities, and may enter into forward currency exchange contracts solely for hedging purposes.

     The portfolio managers of the International Equity Portfolio use a "bottom-up" approach in which stock selection is based on in-depth local research. In selecting individual securities, the portfolio managers use a value-oriented strategy to identify companies that appear to be trading below their true worth. The managers blend their basic, fundamental approach with macroeconomics and political judgments on the outlook for economies, industries, currencies and markets. The managers also use a bottom up approach when deciding which securities to sell. Securities are sold when the Portfolio needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Portfolio's goal.

                                     * * *

     Each of the Stock Portfolios may use derivatives solely for hedging purposes. These may include options, futures, swaps and forward currency contracts.

     Each of the Stock Portfolios may also invest in bonds and short-term obligations as well as securities convertible into common stocks, preferred stocks, debt securities and short-term obligations. These Portfolios will use short-term obligations and money market securities, including commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool.

ADDITIONAL INVESTMENT POLICIES

Investment Restrictions

     The Statement of Additional Information contains a list of specific investment restrictions which govern the investment policies of the Portfolios. Under its investment restrictions, each Portfolio may borrow money and enter into reverse repurchase agreements in an amount not to exceed 331/3% of the Portfolio's assets (including the borrowing) less liabilities (not including the borrowing). Except as otherwise noted, the Portfolios' investment objectives and policies may be changed without shareholder approval. If a percentage or rating restriction (other than a restriction as to borrowing) is adhered to at the time an investment is made, a later change in percentage or rating resulting from changes in a Portfolio's securities is not a violation of policy.

Brokerage Transactions

     The primary consideration in placing each Portfolio's securities transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. A Portfolio may execute brokerage or other agency transactions through an investment adviser or distributor of the Portfolio. These entities may be paid for these transactions.

CORE/FEEDER STRUCTURE

     Each Subaccount which invests in a Portfolio does so through a two tier, core/feeder fund structure in which each such Subaccount invests in a corresponding Portfolio.

     In addition to selling beneficial interests to such Subaccounts, Diversified Investors Portfolios may sell beneficial interests in its series to other insurance company separate accounts, mutual funds, collective investment vehicles or institutional investors. Such investors will invest in a Portfolio on the same terms and conditions as the applicable Subaccount and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in such Portfolio are not required to sell their shares at the same public offering price as the Subaccount due to variations in sales commissions and other operating expenses. Therefore, Contractholders should be aware that these differences may result in differences in returns experienced by investors in the different entities that invest in each Portfolio.

     Smaller entities investing in a Portfolio may be materially affected by the actions of larger entities investing in that Portfolio. For example, if a large fund withdraws from a Portfolio, the remaining investors may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the affected Portfolio may become less diverse, resulting in increased portfolio risk. (However, this possibility also exists for any type of collective investment vehicle which has institutional or other large investors.) Also, investors with a greater pro rata ownership in a Portfolio could have effective voting control of the operations of that series. Whenever a Subaccount is requested to vote on matters pertaining to a Portfolio (other than a vote to continue the Portfolio upon the withdrawal of an investor in the Portfolio), AUSA, as the legal owner of all assets in the Subaccount, shall vote in accordance with the procedures set forth under "Voting Rights" at page __, including, to the extent required by law, procedures through which AUSA shall receive instructions with respect to such vote from Contractholders and/or Participants. Certain changes in the investment objectives, policies or restrictions of a Portfolio may require that AUSA withdraw a Subaccount's interest in that Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Subaccount could incur brokerage or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Subaccount. Notwithstanding the above, there are other ways for Diversified Investors Portfolios to meet redemption requests from its investors, such as temporary borrowings.

RISK CONSIDERATIONS

     The risks of investing in each Portfolio vary depending upon the nature of the securities held, and the investment practices employed, on its behalf. For example, Portfolios investing more of their assets in fixed income securities may be more susceptible to interest rate risk and credit risk than Portfolios investing more of their assets in equity securities. Similarly, Portfolios investing more of their assets in equity securities may be susceptible to greater price volatility under certain circumstances than Portfolios investing more of their assets in fixed income securities. Certain of these risks are described in this section.

     The net asset value of each Portfolio will change daily as the value of its underlying securities change. This means that an investor's shares may be worth more or less at the time of redemption than at the rime of purchase. An investor may receive little or no return on an investment in the Portfolios. An investor may lose money by investing in the Portfolios.

     Certain of the investment practices employed for the Portfolios may entail certain risks in addition to the risks described below. These risks are described in the Statement of Additional Information.

     MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation. Historically, equity securities have been more volatile than debt securities in response to market risk.

     INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. A change in interest rates could cause a Portfolio's share price to go down. Generally, the longer the average maturity of the bonds in a Portfolio, the more the Portfolio's share price will fluctuate in response to interest rate changes.

     CREDIT RISK. Some issuers may not make payments on debt securities held by a Portfolio, causing a loss. Or, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Portfolio. A change in the quality rating of a bond or other security can also affect the security's liquidity and make it more difficult for a Portfolio to sell. The lower quality debt securities in which the Portfolios may invest are more susceptible to these problems than higher quality obligations. Investments held by the High-Yield Bond Portfolio will be particularly susceptible to credit risk. U.S. government securities are generally considered not to be subject to credit risk.

     GROWTH SECURITIES. Growth securities typically are quite sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. The success of a Portfolio's investment in growth securities depends largely on the Portfolio's advisers' skill in assessing the growth potential of the companies that issued the securities. In addition, a Portfolio investing in growth securities may underperform certain other stock funds (those emphasizing value stocks, for example) during periods when growth stocks are out of favor.

     VALUE INVESTING. When a Portfolio's portfolio managers use a value oriented approach in managing the Portfolio, they look for securities that they believe are currently undervalued, or priced below their true worth, but whose issuers have good longer term prospects. An issuer may be undervalued relative to the stock market in general, relative to the underlying value of its assets or relative to what a sophisticated private investor would pay for the entire company. Value investing is based on the belief that securities of companies which are temporarily underpriced may provide a higher total return over time than securities of companies whose positive attributes are reflected in the securities' current price.

     A security may not achieve its expected value because the circumstances causing it to be undervalued worsen (causing the price to decline further) or do not change, or because an adviser is incorrect in its determination that the security is undervalued. In addition, Portfolios with a value orientation may underperform certain other stock funds (those emphasizing growth stocks, for example) during periods when value stocks are not in favor.

     SMALLER COMPANIES. The securities of smaller capitalization companies may have more risks than those of larger, more seasoned companies. They may be particularly susceptible to market downturns because of limited product lines, markets, distribution channels or financial and management resources. Also, there may be less publicly available information about small cap companies. Investments in small cap companies may be in anticipation of future products or services to be provided by the companies. If those products or services are delayed, the prices of the securities of the companies may drop. Sometimes, the prices of the securities of smaller capitalized companies rise and fall based on investor perception rather than economics. Securities of small cap companies may be thinly traded, making their disposition more difficult. For all these reasons, the prices of the securities of small cap companies may be more volatile, causing a Portfolio's share price to be volatile. Portfolios that invest a higher percentage of their assets in small cap stocks are generally more volatile than funds investing a higher percentage of their assets in larger, more established companies. Investments held by the Special Equity Portfolio are likely to be particularly susceptible to the risks of small cap companies.

     FOREIGN SECURITIES. Each Portfolio may invest a portion of its assets in foreign securities. The International Equity Portfolio will invest a substantial portion of its assets in foreign securities. Investing in foreign securities involves risks in addition to those of investing in U.S. securities, including risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

     o These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on Portfolio investments, currency exchange controls and other limitations on the use or transfer of Portfolio assets and political or social instability.

     o Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

     o Foreign markets may be less liquid and more volatile than U.S. markets. Rapid increases in money supply may result in speculative investing, contributing to volatility. Also, equity securities may trade at price-earnings multiples that are higher than those of comparable U.S. companies, and that may not be sustainable. As a result, there may be rapid changes in the value of foreign securities.

     o Foreign markets may offer less protection to investors. Enforcing legal rights may be difficult, costly and slow. There may be special problems enforcing claims against foreign governments.

     o Since foreign securities often trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the U.S. dollar relative to these other currencies will adversely affect the value of the Portfolio. In addition, some foreign currency values may be volatile and there is the possibility of governmental controls on currency exchanges or governmental intervention in currency markets. Controls or intervention could limit or prevent a Portfolio from realizing value in U.S. dollars from its investment in foreign securities.

     o The International Equity Portfolio and the Balanced Portfolio may invest in issuers located in emerging, or developing, markets.

        o Emerging or developing countries are generally defined as countries in the initial stages of their industrialization cycles with low per capita income.

        o All of the risks of investing in foreign securities are heightened by investing in developing countries.

        o The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided higher rates of return, and greater risks, to investors, but they also may provide lower rates of return or negative returns, for extended periods.

     PREPAYMENT RISK. The issuers of debt securities held by a Portfolio may be able to prepay principal due on the securities, particularly during periods of declining interest rates. The Portfolio may not be able to reinvest that principal at attractive rates, reducing income to the Portfolio. On the other hand, rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Portfolio's share price more volatile. Mortgage-backed securities are particularly susceptible to prepayment risk and their prices may be volatile.

     SPECIAL CHARACTERISTICS OF CONVERTIBLE SECURITIES. Convertible securities, which are debt securities that may be converted into stock, are subject to the market risk of stocks, and, like other debt securities, are also subject to interest rate risk and the credit risk of their issuers. Call provisions may allow the issuer to repay the debt before it matures.

     DERIVATIVES. Each Portfolio may, but is not required to, engage in certain investment strategies involving derivatives (such as options, futures, swaps and forward currency contracts). These investment strategies may be employed only in connection with hedging activities such as the following:

     o protecting against a decline in value of a Portfolio's current or anticipated securities holdings;

     o  as a substitute for buying or selling portfolio holdings; and

     o  seeking to generate income to offset expenses or increase return.

A hedge is designed to neutralize a loss on a portfolio position with a gain in the hedge position. A properly executed hedge will result in a loss in the portfolio position being offset by a gain in the hedge position, or vice versa. However, the market movement of a hedge may not be of the same magnitude as the market movement of the hedged position. The success or failure of a hedging transaction will depend on the advisers' ability to predict movements in the hedge, the investment being hedged and the market in general (and the correlation between these factors). Derivatives may not always be available on terms that make economic sense (for example, they may be too costly), and, when used, their transaction costs and premiums may adversely affect Portfolio performance. The ability to use derivatives to hedge may also be restricted by limits established by securities and commodities exchanges and by tax considerations.

                 MANAGEMENT OF DIVERSIFIED INVESTORS PORTFOLIOS

BOARD OF TRUSTEES

     The Board of Trustees of Diversified Investors Portfolios provides broad supervision over the affairs of Diversified Investors Portfolios. For further information about the Board of Trustees, see "Diversified Investors Portfolios" in the Statement of Additional Information. A majority of the Board of Trustees are not affiliated with Diversified or any Subadviser.

INVESTMENT ADVISER

     Diversified manages the assets of each Portfolio pursuant to an Investment Advisory Agreement with Diversified Investors Portfolios with respect to that Portfolio and in accordance with the investment policies described herein and in the Statement of Additional Information. Subject to such further policies as the Board of Trustees may determine, Diversified provides general investment advice to each Portfolio. It is Diversified's responsibility to select, subject to the review and approval of the Diversified Investors Portfolio's Board of Trustees, appropriate subadvisers with distinguished backgrounds and to review such subadviser's continued performance. For its services under the Investment Advisory Agreements, Diversified receives from each Portfolio the fees specified below. Diversified is currently waiving a portion of its investment advisory fee. Investment management decisions are taken by a committee of Diversified's personnel and not by a particular individual.

     Diversified is an indirect, wholly-owned subsidiary of AEGON USA, Inc. ("AEGON"), a financial services holding company whose primary emphasis is life and health insurance and annuity and investment products. AEGON is an indirect, wholly-owned subsidiary of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group. Diversified was incorporated in 1992 for the purpose of acting as the investment adviser to the Portfolios.

     Diversified has selected Subadvisers for each Portfolio which have been approved by the Board of Trustees of Diversified Investors Portfolios and the investors in that Portfolio and was entered into an Investment Subadvisory Agreement with each Subadviser. It is the responsibility of the Subadviser(s) to each Portfolio to make the day-to day investment decisions for the Portfolio and to place the purchase and sale orders for securities transactions, subject in all cases to the general supervision of Diversified and the policies set by the Trustees of Diversified Investors Portfolios. The Subadvisers are as follows and, except as otherwise noted, investment decisions are made by a committee of each subadviser's personnel:

MONEY MARKET PORTFOLIO
INTERMEDIATE GOVERNMENT BOND PORTFOLIO
GOVERNMENT/CORPORATE BOND PORTFOLIO

Capital Management Group. Capital Management Group is a division of 1740 Advisers, Inc., a wholly-owned subsidiary of The MONY Group, Inc. Capital Management Group has been a registered investment adviser since 1971. The address of Capital Management Group is 1740 Broadway, New York, New York 10019.

The following representatives of Capital Management Group are primarily responsible for the day-to-day management of the Portfolios indicated:

Money Market Portfolio: David E. Wheeler, Investment Vice President and Portfolio Manager, has been responsible for the day-to-day management of the Money Market Portfolio since 1997. Mr. Wheeler has been employed by Capital Management Group since 1994 and was employed at AIG Investment Advisers prior to 1994.

Intermediate Government Bond Portfolio and Government/Corporate Bond Portfolio:
Gregory Staples, Vice President, has been responsible for the day-to-day management of both the Intermediate Government Bond Portfolio and the Government/Corporate Bond Portfolio since 1994. Mr. Staples has been employed by Capital Management Group since 1987.

HIGH QUALITY BOND PORTFOLIO

Merganser Capital Management Corporation. Merganser was formed in 1984 and is owned by certain of its employees. Merganser has been a registered investment adviser since 1984. The principal business address of Merganser is One Cambridge Center, Cambridge, Massachusetts 02142.

HIGH-YIELD BOND PORTFOLIO

Delaware Investment Advisers. Delaware Investment Advisers is a series of Delaware Management Business Trust. Delaware is indirectly owned by Lincoln National Corp. Delaware and its predecessors have been registered investment advisers since 1952. The principal business address of Delaware Investment Advisers is 2005 Market Street, Philadelphia, Pennsylvania 19103.

BALANCED PORTFOLIO

Institutional Capital Corporation. Institutional Capital was formed in January of 1970 and is owned by certain of its employees. Institutional Capital has been a registered investment adviser since 1975. The principal business address of Institutional Capital is 225 West Wacker Drive, Chicago, Illinois 60606.

EQUITY INCOME PORTFOLIO

Asset Management Group. Asset Management Group is a division of 1740 Advisers, Inc., which is a wholly-owned subsidiary of The MONY Group, Inc. Asset Management Group has been a registered investment adviser since 1971. The address of Asset Management Group is 1740 Broadway, New York, New York 10019.

EQUITY VALUE PORTFOLIO

Ark Asset Management Co., Inc. Ark was formed in August of 1989 and is owned by Ark Asset Holdings, Inc. Ark Asset Holdings, Inc. is owned by Ark employees. Ark has been a registered investment adviser since 1989. The principal address of Ark is 125 Broad Street, New York, New York 10004.

GROWTH & INCOME PORTFOLIO

Putnam Advisory Company, Inc. Putnam was formed in 1937 and is owned by Marsh & McLennon Companies, Inc. Putnam has been a registered investment adviser since 1968. The principal address of Putnam is One Post Office Square, Boston, Massachusetts 02109.

EQUITY GROWTH PORTFOLIO

Dresdner RCM Global Investors LLC
Montag & Caldwell Incorporated

Dresdner RCM Global Investors LLC was established in 1996, when Dresdner Bank AG acquired RCM Capital Management. Dresdner RCM has been a registered investment adviser since 1972. The principal address of Dresdner RCM is Four Embarcadero Center, San Francisco, California 94111.

Montag & Caldwell Incorporated was established in 1945 and is owned by Alleghany Corporation. Montag & Caldwell has been a registered investment adviser since 1968. The principal address of Montag & Caldwell is 3343 Peachtree Road, N.E., Suite 1100, Atlanta, Georgia 30326-1022.

SPECIAL EQUITY PORTFOLIO

Ark Asset Management Co., Inc.
Goldman Sachs Asset Management
Pilgrim Baxter & Associates, Ltd.
Westport Asset Management, Inc.

Ark Asset Management Co., Inc. was formed in August of 1989 and is owned by Ark Asset Holdings, Inc. Ark Asset Holdings, Inc. is owned by Ark employees. Ark has been a registered investment adviser since 1989. The principal address of Ark is 125 Broad Street, New York, New York 10004.

Ronald Wiener, Vice Chairman and Portfolio Manager, has been primarily responsible for the day-to-day management of the Special Equity Portfolio on behalf of Ark since 1994. Mr. Wiener has been employed by Ark since 1986 and was employed at Lehman Management Co., Inc. as Senior Vice President and Senior Portfolio Manager, Specialty Growth Equity Management, from 1986 to 1989.


Goldman Sachs Asset Management is a separate operating division of Goldman, Sachs & Co., a worldwide investment banking firm, with numerous offices throughout the United States and globally. Goldman, Sachs & Co. acquired Liberty Investment Management, Inc., the predecessor firm, in January of 1997. Liberty had been a registered investment adviser since 1994. Liberty's predecessor, Eagle Asset Management, Inc., had been a registered investment adviser since 1984. The business address of the Goldman Sachs branch office responsible for managing the Portfolio is 2502 Rocky Point Drive, Suite 500, Tampa, Florida 33607.


Herbert E. Ehlers, Managing Director, and Timothy G. Ebright, Portfolio Manager, have been responsible for the day-to-day management of the Special Equity Portfolio on behalf of Liberty, and now Goldman Sachs, since 1994. Mr. Ehlers and Mr. Ebright have been employed by Goldman Sachs since 1997. Before that, they were employed by Liberty Investment Management, Inc. or its predecessor, Eagle Asset Management, Inc., since 1980 and 1988, respectively.

Pilgrim Baxter & Associates, Ltd. was formed in 1995 and is owned by United Asset Management, Inc., a publicly-owned corporation. Pilgrim (or its predecessor) has been a registered investment adviser since 1982. The principal business address of Pilgrim is 825 Duportail Road, Wayne, Pennsylvania 19087.


Gary Pilgrim, Chief Executive Officer, has been responsible for the day-to-day management of the Special Equity Portfolio on behalf of Pilgrim since September 1998. He is a founding partner of Pilgrim and has been employed by Pilgrim since 1982.

Westport Asset Management, Inc. was formed in 1983 and is owned by certain of its employees. Westport has been a registered investment adviser since 1983. The principal business address of Westport is 253 Riverside Avenue, Westport, Connecticut 06880.

Andrew Knuth, Portfolio Manager, has been responsible for the day-to day management of the Special Equity Portfolio on behalf of Westport since 1994 and has been employed by Westport since 1983.

AGGRESSIVE EQUITY PORTFOLIO

McKinley Capital Management, Inc. McKinley was formed in March of 1991 and is owned by Robert B. Gillam. McKinley has been a registered investment adviser since 1991. The principal business address of McKinley is 3301 C Street, Anchorage, Alaska 99503.

Robert B. Gillam, Portfolio Manager, has been responsible for the day-to-day supervision of management of the Aggressive Equity Portfolio since 1996 and has been employed by McKinley since 1991.

INTERNATIONAL EQUITY PORTFOLIO

Capital Guardian Trust Company. Capital Guardian was formed in 1968 and is owned by Capital Group International, Inc., which is owned by The Capital Group Companies, Inc. Capital Guardian is a trust company regulated by the California Department of Financial Institutions. The principal address of Capital Guardian is 333 South Hope Street, Los Angeles, California 90071.

Capital Guardian uses a system of multiple portfolio managers. Within investment guidelines, each portfolio manager makes individual decisions as to company, country, industry, timing and percentage based on extensive field research and direct company contact.

ADVISORY FEES

     For its services under the Investment Advisory Agreements Diversified is entitled to receive investment advisory fees, which are accrued daily and payable monthly, at an annual rate equal to the percentage of each Portfolio's average daily net assets shown in the table below. Diversified is currently waiving a portion of its investment advisory fees.

     For its services under its Investment Subadvisory Agreement with Diversified, each of the Subadvisers is entitled to receive a fee from Diversified at an annual rate equal to the percentage of the applicable Portfolio's average daily net assets shown in the table below.




                                                               COMPENSATION        COMPENSATION
        PORTFOLIO                     SUBADVISERS                  (%)                  (%)
                                                              TO DIVERSIFIED      TO SUBADVISERS

  Money Market Portfolio        Capital Management Group             0.25               0.05

    High Quality Bond         Merganser Capital Management           0.35                (2)
        Portfolio                     Corporation



       Intermediate               Capital Management Group           0.35(1)            0.15
    Government Bond
        Portfolio

   Government/Corporate         Capital Management Group             0.35               0.15
     Bond Portfolio

     High-Yield Bond            Delaware Investment Advisers         0.55(1)             (3)
        Portfolio

    Balanced Portfolio       Institutional Capital Corporation       0.45                (4)


 Equity Income Portfolio         Asset Management Group              0.45                (5)

  Equity Value Portfolio     Ark Asset Management Co., Inc.          0.57(1)             (6)

      Growth & Income        Putnam Advisory Company, Inc.           0.60                (7)
        Portfolio

 Equity Growth Portfolio              Dresdner RCM                   0.62(1)             (8)
                                 Global Investors, LLC
                                Montag & Caldwell, Inc.

 Special Equity Portfolio     Pilgrim Baxter & Associates, Ltd.      0.80(1)            0.50
                               Ark Asset Management Co., Inc.
                               Goldman Sachs Asset Management
                               Westport Asset Management, Inc.

    Aggressive Equity         McKinley Capital Management            0.97(1)             (9)
        Portfolio

   International Equity      Capital Guardian Trust Company          0.75(1)            (10)
        Portfolio


----------------------------------

(1) Diversified is currently waiving a portion of its fees. See "Expense Summary" on page __ for a review of the fee waivers currently in effect.

(2) 0.25% on the first $100,000,000 of average net assets of the High Quality Bond Portfolios and 0.15% on all assets in excess of $100,000,000.

(3) 0.40% on the first $20,000,000 of average net assets of the High-Yield Bond Portfolio, 0.30% on the next $20,000,000 in assets and 0.20% on assets in excess of $40,000,000.

(4) 0.35% on the first $500,000,000 of average net assets of the Balanced Portfolio, 0.30% on the next $500,000,000 in assets and 0.25% on assets in excess of $1,000,000,000.

(5) 0.25% on the first $100,000,000 of average net assets of the Equity Income Portfolio and 0.20% on assets in excess of $100,000,000.

(6) 0.45% on the first $100,000,000 of average net assets of the Equity Value Portfolio, 0.40% on the next $50,000,000 in assets and 0.35% on the next $50,000,000 in assets; when the Portfolio achieves $200,000,000 in assets, the rate shall be 0.40% on assets up to $200,000,000 and 0.35% on assets in excess of $200,000,000.

(7) 0.30% on the first $100,000,000 of average net assets of the Growth & Income Portfolio, 0.20% on assets in excess of $100,000,000.

(8) With respect to assets of the Equity Growth Portfolio allocated to each
    Subadviser: 0.50% on the first $50,000,000 of average net assets, 0.25% on the next $50,000,000 in assets and 0.20% on all assets in excess of $100,000,000.

(9) 0.90% on the first $10,000,000 of average net assets of the Aggressive Equity Portfolio, 0.80% on the next $15,000,000 in assets, 0.60% on the next $25,000,000 in assets, 0.40% on the next $50,000,000 in assets and 0.35% on assets in excess of $100,000,000.

(10)0.75% on the first $25,000,000 of average net assets of the International Equity Portfolio, 0.60% on the next $25,000,000 in assets, 0.425% from $50,000,000 in assets to $250,000,000 in assets, and 0.375% on all assets in excess of $250,000,000.



     Diversified has agreed to waive its investment advisory fees to the extent necessary to limit the total operating expenses of each Portfolio to a specified level. See "Expense Summary" on page __ for a review of the fee waivers currently in effect. Diversified also may contribute to the Portfolios from time to time to help them maintain competitive expense ratios. These arrangements are voluntary and may be terminated at any time.

ADMINISTRATOR

     Diversified provides administrative services to the Portfolios, including regulatory reporting, office facilities and equipment and personnel. Diversified receives no additional fee for its administrative services to Diversified Investors Portfolios.

DISTRIBUTION ARRANGEMENTS

     Diversified Investors Portfolios has retained the services of DISC as Exclusive Placement Agent. The principal business address of DISC is Four Manhattanville Road, Purchase, New York 10577. DISC receives no compensation as Exclusive Placement Agent.

CUSTODIAN AND DIVIDEND DISBURSING AGENT

     Investors Bank & Trust Company, 89 South Street, Boston, Massachusetts 02205, is the custodian of the securities held by the Portfolios and is authorized to use the facilities of the Depositary Trust Company and the facilities of the book-entry system for the Federal Reserve Bank. Securities may be held by sub-custodians approved by the Board of Trustees of Diversified Investors Portfolios. Investors Bank & Trust Company is also dividend-disbursing agent for Diversified Investors Portfolios.

EXPENSES

     The expenses of Diversified Investors Portfolios include the compensation of its Trustees who are not affiliated with Diversified; governmental fees; interest charges; taxes; fees and expenses of independent auditors, of legal counsel and of any transfer agent, depository, registrar or dividend disbursing agent of Diversified Investors Portfolios; insurance premiums; and expenses of calculating the net asset value of, and the net income on, beneficial interests in the series of Diversified Investors Portfolios. Expenses of Diversified Investors Portfolios also include the expenses connected with the execution, recording and settlement of securities transactions; fees and expenses of Diversified Investors Portfolios' custodian for all services to the series of Diversified Investors Portfolios, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental officers and commissions; expenses of meetings of investors and Trustees of Diversified Investors Portfolios; and the advisory fees payable to Diversified under the Investment Advisory Agreements.

                          OTHER INFORMATION REGARDING
                        DIVERSIFIED INVESTORS PORTFOLIOS

PURCHASE AND REDEMPTION OF INTERESTS IN DIVERSIFIED INVESTORS PORTFOLIOS

    Beneficial interests in the Portfolios described in this Prospectus are currently being offered by DISC to AUSA for allocation to the appropriate Variable Funds Subaccount to fund benefits payable under the Contracts. Investments in the Portfolios may only be made by investment companies, insurance company separate accounts, common or commingled trust funds or similar organizations or entities that are "accredited investors" within the meaning of Regulation D under the 1933 Act. This Prospectus does not constitute an offer to sell, or the solicitation of an offer to buy, any beneficial interests in any of the Portfolios.

     The net asset value of each Portfolio is determined each day during which the Advisers of that Portfolio are open for business ("Portfolio Business Day"). This determination is made once each day as of 4:00 p.m., New York time (the "Valuation Time").

     Each investor in a Portfolio may add to or reduce its investment in such Portfolio on each Portfolio Business Day. As of the Valuation Time on each such day, the value of each investor's beneficial interest in a Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or reductions, which are to be effected as of the Valuation Time on such day, will then be effected. The investor's percentage of the aggregate beneficial interests in a Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the Valuation Time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected as of the Valuation Time, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the Valuation Time on such day, plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate net asset value of the Portfolio as of the Valuation Time on such day, plus or minus as the case may be, the amount of net additions to or reductions in the aggregate investments in the Portfolio by all investors in such Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of the Valuation time on the following Portfolio Business Day.

     An investor in a Portfolio may withdraw all or any portion of its investment at the net asset value next determined if a withdrawal request in proper form is furnished by the investor to Diversified Investors Portfolios by the designated cut-off time for each accredited investor. The proceeds of a reduction or a withdrawal will be paid by Diversified Investors Portfolios in federal funds normally on the Portfolio Business Day the withdrawal is effected, but in any event within seven days. Diversified Investors Portfolios, on behalf of each of its Portfolios, reserves the right to pay redemptions in kind. Unless requested by an investor, Diversified Investors Portfolios will not make a redemption in kind to the investor, except in situations where that investor may make redemptions in kind. Diversified Investors Portfolios, on behalf of each of its Portfolios, has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which Diversified Investors Portfolios is obligated to redeem beneficial interests in each Portfolio with respect to any one investor during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Portfolio at the beginning of the period. Investments in a Portfolio may not be transferred.

     The right to redeem beneficial interests or to receive payment with respect to any redemption may be suspended only (i) for any period during which trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) for any period during which an emergency exists as defined by the Securities and Exchange Commission as a result of which disposal of a Portfolio's securities or determination of the net asset value of each Portfolio is not reasonably practicable, and (iii) for such other periods as the SEC may by order permit for the protection of investors in any Portfolio.

NET ASSET VALUE

     Diversified Investors Portfolios values the securities of the Money Market Portfolio based on the amortized cost method of valuation. Securities of other Portfolios are valued based on their current market value when market quotations are available. Where market quotations are not available, assets are valued at fair value as determined in good faith under the direction of the Board of Trustees of Diversified Investors Portfolios. Debt obligations with 60 days or less remaining to maturity may be valued by the amortized cost method, which the Board of Trustees of Diversified Investors Portfolios has determined to constitute fair value for such securities. For more information on the valuation of portfolio securities, see "Diversified Investors Portfolios" in the Statement of Additional Information.

TAXATION OF DIVERSIFIEd INVESTORS PORTFOLIOS

     Diversified Investors Portfolios is organized as a New York trust. None of its series is subject to any income or franchise tax in the State of New York. However, each investor in a Portfolio will be taxable on its share (as determined in accordance with the governing instruments of Diversified Investors Portfolio) of the Portfolio's ordinary income and capital gain in determining its income tax liability. The determination of such share will be made in accordance with the Code, and regulations promulgated thereunder.

     Diversified Investors Portfolios, since it is taxed as a partnership, is not subject to federal income taxation. Instead, any investor in Diversified Investors Portfolios must take into account, in computing its federal income tax liability, its share of Diversified Investors Portfolios' income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from Diversified Investors Portfolios.

        Withdrawals by any investor in Diversified Investors Portfolios from its corresponding Portfolio generally will not result in recognizing any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent that any cash distributed exceeds the basis of such investor's interest in the Portfolio prior to the distribution, (2) income or gain will be realized if the withdrawal is in liquidation of such investor's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio and (3) loss will be recognized if the distribution is in liquidation of that entire interest and consists solely of cash and/or unrealized receivables. The basis of any investor's interest in Diversified Investors Portfolios generally equals the amount of cash and the basis of any property that such investor invests in a Portfolio, increased by such investor's share of income from that Portfolio and decreased by the amount of any cash distributions and the basis of any property distributed from that Portfolio.

DESCRIPTION OF BENEFICIAL INTERESTS, VOTING RIGHTS AND LIABILITIES

     Diversified Investors Portfolios is organized as a series trust under the laws of the State of New York. Under the Declaration of Trust, the Trustees are authorized to issue beneficial interests in one or more series (referred to herein as "Portfolios"). Investments in each Portfolio may not be transferred, but an investor may withdraw all or any portion of its investment at any time at net asset value. Investors in a Portfolio (e.g., investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of that Portfolio (and of no other Portfolio). However, the risk of an investor in a Portfolio incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Investments in each Portfolio have no preemptive or conversion rights and are fully paid and nonassessable, except as set forth below.

     Each investor is entitled to a vote in proportion to the amount of its investment in each Portfolio. Investors in a Portfolio will vote as a separate class, except as to voting for election of Trustees of Diversified Investors Portfolios, as otherwise required by the 1940 Act, or if determined by the Trustees of Diversified Investors Portfolios to be a matter which affects all Portfolios. As to any matter which does not affect a particular Portfolio, only investors in the one or more affected Portfolios are entitled to vote. Diversified Investors Portfolios is not required and has no current intention of holding special meetings of investors, but special meetings of investors will be held when in the judgment of the Trustees of Diversified Investors Portfolios it is necessary or desirable to submit matters for an investor vote. Changes in fundamental policies will be submitted to investors for approval, or otherwise voted on in accordance with applicable law. Investors under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of investors) have the right to communicate with other investors in connection with requesting a meeting of investors for the purpose of removing one or more Trustees of Diversified Investors Portfolios. Investors also have the right to remove one or more Trustees of Diversified Investors Portfolios without a meeting by a declaration in writing by a specified number of investors. Upon liquidation of a Portfolio, investors would be entitled to share pro rata in the net assets of that Portfolio (and no other Portfolio) available for distribution to investors. See "Voting Rights" at page __.

     Each Portfolio determines its net income and realized capital gains, if any, on each Portfolio Business Day (as defined below) and allocates all such income and gain pro rata among the investors in such Portfolio at the time of such determination.

     The "net income" of each Portfolio shall consist of (i) all income accrued, less the amortization of any premium, on the assets of the Portfolio, less (ii) all actual and accrued expenses of the Portfolio determined in accordance with generally accepted accounting principles. Interest income includes discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity and any net realized gains or losses on the assets of a Portfolio. All the net income of each Portfolio is allocated pro rata among the investors in the Portfolio (and no other Portfolio).

     Inquiries regarding Diversified Investors Portfolios may be directed to 4 Manhattanville Road, Purchase, New York 10577 ((800) 926-0044).

                            INDEPENDENT ACCOUNTANTS

     The statutory basis financial statements of AUSA included in the Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, Des Moines, Iowa. PricewaterhouseCoopers LLP, New York, New York serves as independent accountants to Diversified Investors Variable Funds, Diversified Investors Strategic Variable Funds and Diversified Investors Portfolios.

                               LEGAL PROCEEDINGS

     There are no material legal proceedings to which AUSA, Diversified Investors Variable Funds or Diversified Investors Strategic Variable Funds is a party.


                      STATUTORY BASIS FINANCIAL STATEMENTS

     The statutory basis financial statements for AUSA, included in the Statement of Additional Information, should be distinguished from the statutory basis financial statements of Diversified Investors Variable Funds and Diversified Investors Strategic Variable Funds and should be considered only as bearing on the ability of AUSA to meet its obligations under the Contracts. The statutory basis financial statements of AUSA should not be considered as bearing on the investment performance of the assets held in Diversified Investors Variable Funds or Diversified Investors Strategic Variable Funds.


                             ADDITIONAL INFORMATION

     This Prospectus does not contain all the information set forth in the registration statement, certain portions of which have been omitted (including statutory basis financial statements relating to AUSA) pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC's principal office in Washington, D.C., upon payment of the fees prescribed by the Commission.

     For further information with respect to AUSA and the Contracts offered by this Prospectus, including the Statement of Additional Information (which includes statutory basis financial statements relating to AUSA), contact AUSA at its address or phone number set forth on the cover of this Prospectus.

     For further information with respect to the Calvert Series, Acacia Capital Corporation or Calvert Asset Management Company, Inc., including a Statement of Additional Information, contact Acacia Capital Corporation at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, or call (301) 951-4820.

                                 MISCELLANEOUS

     The Accounts are separate registered accounts of AUSA. There is a possibility that one Account might become liable for a misstatement in this Prospectus about the other Account. AUSA believes this possibility is remote.

YEAR 2000

     The Funds could be adversely affected if the computer systems used by the Funds or their service providers are not programmed to accurately process information on or after January 1, 2000. Diversified's owner, AEGON, has adopted and has in place a Year 2000 Assessment and Planning Project to review and analyze its internal information technology and systems to determine if they are Year 2000 compatible and to assess Year 2000 issues relating to third parties with whom it has critical relationships. AEGON has tested and modified, where necessary, substantially all of its critical internal information technology systems. AEGON will continue to test non-critical systems throughout 1999. However, to mitigate the effect of outside influences upon the success of the project, AEGON has undertaken communications with its significant customers, suppliers and other third parties to determine their Year 2000 compatibility and readiness. AEGON has received written confirmation from several vendors regarding their Year 2000 status and continues to work with its business partners to ensure that systems can properly interface.

     The primary equipment and electronic devices AEGON uses are computers and telephone related equipment. This type of hardware can have date sensitive embedded technology which could have Year 2000 problems. Because of this exposure, AEGON has reviewed its computer hardware and telephone systems, with assistance from the applicable vendors, and has upgraded, or replaced, or is in the process of replacing any equipment that will not properly process date sensitive data in the Year 2000 or beyond. This undertaking has been substantially completed for all operations.

     AEGON is placing significant emphasis on risk management and Year 2000 business resumption contingency planning in 1999 by modifying its existing business resumption and disaster recovery plans to address potential Year 2000 issues.

     Since the Year 2000 computer problem and its resolution is complex and multifaceted, the success of a response plan cannot be conclusively known until the Year 2000 is reached (or an earlier date to the extent that systems or equipment addresses Year 2000 date data prior to the Year 2000). Even with appropriate and diligent pursuit of a well-conceived project, including testing procedures, there is no certainty that any company will achieve complete success. Notwithstanding the efforts or results of AEGON and the Funds, their ability to function unaffected to and through Year 2000 may be adversely affected by actions (or failures to act) of third parties beyond their knowledge or control.

     The Funds also could be adversely affected if the issuers of securities held by the Funds do not solve their Year 2000 problems, or if it costs them large amounts of money to solve these problems. To the extent that a Fund invests in foreign securities, it may be particularly susceptible to these Year 2000 problems. The Funds consider these factors when investing in securities.

                               TABLE OF CONTENTS
                                       OF
                      STATEMENT OF ADDITIONAL INFORMATION

ITEM                                                                     PAGE

Independent Accountants
Sale of Contracts/Principal Underwriter
Texas Optional Retirement Program
Performance Data
 Variable Funds Money Market Subaccount
Diversified Investors Portfolios
 Investment Objectives, Policies and Restrictions Relating
  to the Portfolios
 Portfolio Transactions and Brokerage Commissions
Investment Restrictions Relating to The Strategic
 Variable Funds Subaccounts
Performance Information Relating to The Strategic Variable
 Funds Subaccounts
Determination of Unit Value; Valuation of Securities
Management of Diversified Investors Portfolios
Management of The Strategic Variable Funds Account
Diversified Investors Portfolios: Description of Trust
Tax Information Relating to Diversified Investors Portfolios
Statutory Basis Financial Statements of AUSA
Appendix A  -- Description of Security Ratings                     Appendix A
Financial Statements                                                      F-1

                                  REQUEST FOR
                     DIVERSIFIED INVESTORS VARIABLE FUNDS/
                 DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS
                      STATEMENT OF ADDITIONAL INFORMATION

Detach and return in an envelope addressed to:

AUSA
4 Manhattanville Road
Purchase, New York 10577

     Please make sure that your name and the address to which you wish AUSA to send the current Statement of Additional Information appears below:

Name

Address



Employer

                                   APPENDIX A

                             STRATEGIC SUBACCOUNTS

     Under normal circumstances, the Strategic Variable Funds Subaccounts are allocated among the Variable Funds Money Market, Bond and Stock Subaccounts as follows:




                             ------------------------------------------------------------------
                                SHORT HORIZON      INTERMEDIATE HORIZON    INTERMEDIATE/LONG
                                  STRATEGIC              STRATEGIC         HORIZON STRATEGIC
                             ------------------------------------------------------------------
                                         TARGET                 TARGET                TARGET
                              NORMAL     WITHIN     NORMAL      WITHIN     NORMAL     WITHIN
                               RANGE      RANGE      RANGE       RANGE      RANGE      RANGE
-----------------------------------------------------------------------------------------------
Money Market                   0-20%       10%       0-10%        0%        0-10%       0%
-----------------------------------------------------------------------------------------------
High Quality Bond             10-30%       20%       0-20%        10%       0-10%       5%
-----------------------------------------------------------------------------------------------
Intermediate Government Bond  10-30%       20%       0-15%        5%        0-10%       5%
-----------------------------------------------------------------------------------------------
Government/Corporate Bond     20-40%       30%       15-35%       25%       0-20%       12%
-----------------------------------------------------------------------------------------------
High-Yield Bond                0-20%       10%       0-20%        10%       0-15%       8%
-----------------------------------------------------------------------------------------------
Equity Income                  0-20%       10%       0-10%        5%        0-15%       5%
-----------------------------------------------------------------------------------------------
Equity Value                    N/A        N/A       0-20%        10%       5-25%       16%
-----------------------------------------------------------------------------------------------
Growth & Income                 N/A        N/A       0-10%        5%        0-15%       5%
-----------------------------------------------------------------------------------------------
Equity Growth                   N/A        N/A       0-20%        10%       5-25%       16%
-----------------------------------------------------------------------------------------------
Special Equity                  N/A        N/A       0-20%        10%       0-20%       14%
-----------------------------------------------------------------------------------------------
Aggressive Equity               N/A        N/A       0-10%        3%        0-10%       4%
-----------------------------------------------------------------------------------------------
International Equity            N/A        N/A       0-15%        7%        0-20%       10%
-----------------------------------------------------------------------------------------------

                                   APPENDIX B

                          APPLICABLE PREMIUM TAX RATES

                                      PREMIUM TAX RATE PERCENT
                                  ------------------------------
                                    QUALIFIED      NON-QUALIFIED

               California               .50%          2.35%
               District of
               Columbia                2.25%          2.25%
               Kentucky                2.00%          2.00%
               Maine                     --           2.00%
               Nevada                    --           3.50%
               Pennsylvania              --           2.00%
               Puerto Rico             1.00%          1.00%
               South Dakota              --           1.25%
               West Virginia           1.00%          1.00%
               Wyoming                   --           1.00%

                      STATEMENT OF ADDITIONAL INFORMATION
                               DATED MAY 3, 1999

                        GROUP VARIABLE ANNUITY CONTRACTS

                                   ISSUED BY

                      DIVERSIFIED INVESTORS VARIABLE FUNDS
                 DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS

                                      AND

                       AUSA LIFE INSURANCE COMPANY, INC.
          4 MANHATTANVILLE ROAD, PURCHASE, N.Y. 10577; (914) 697-8000





     THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT IT RELATES TO, AND SHOULD BE READ IN CONJUNCTION WITH, THE PROSPECTUS DATED MAY 3, 1999, AND SUPPLEMENTED FROM TIME TO TIME (THE "PROSPECTUS"), FOR THE GROUP VARIABLE ANNUITY CONTRACTS ISSUED BY AUSA LIFE INSURANCE COMPANY, INC. ("AUSA") WHICH INVEST IN DIVERSIFIED INVESTORS VARIABLE FUNDS (THE "VARIABLE FUNDS ACCOUNT") OR DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS (THE "STRATEGIC VARIABLE FUNDS ACCOUNT", AND, TOGETHER WITH THE VARIABLE FUNDS ACCOUNT, THE "ACCOUNTS"). THE PROSPECTUS IS AVAILABLE, AT NO CHARGE, BY WRITING AUSA AT 4 MANHATTANVILLE RD., PURCHASE, NEW YORK 10577 OR BY CALLING (800) 926-0044.

     A separate Statement of Additional Information is available without charge for Acacia Capital Corporation of which the Calvert Social Balanced Portfolio is part by writing to Acacia Capital Corporation at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814 or by telephoning (301) 951-4820.

TABLE OF CONTENTS

ITEM                                                                     PAGE

Independent Accountants
Sale of Contracts/Principal Underwriter
Texas Optional Retirement Program
Performance Data
 Variable Funds Money Market Subaccount
Diversified Investors Portfolios
 Investment Objectives, Policies and Restrictions Relating
  to the Portfolios
 Portfolio Transactions and Brokerage Commissions
Investment Restrictions Relating to The Strategic
 Variable Funds Subaccounts
Performance Information Relating to The Strategic Variable
 Funds Subaccounts
Determination of Unit Value; Valuation of Securities
Management of Diversified Investors Portfolios
Management of The Strategic Variable Funds Account
Diversified Investors Portfolios: Description of Trust
Tax Information Relating to Diversified Investors Portfolios
Statutory Basis Financial Statements of AUSA
Appendix A  -- Description of Security Ratings                      Appendix A
Financial Statements                                                       F-1

                            INDEPENDENT ACCOUNTANTS


     PricewaterhouseCoopers LLP, New York, New York serves as independent accountants to the Accounts. The statutory basis financial statements of AUSA appearing on the following pages have been audited by Ernst & Young L.L.P., independent auditors, Des Moines, Iowa.


                    SALE OF CONTRACTS/PRINCIPAL UNDERWRITER

     Diversified Investors Securities Corp. ("DISC") is the principal underwriter and distributor of the Contracts which will be sold by registered representatives who are also licensed insurance agents of AUSA. The Contracts may also be sold through other broker-dealers authorized by DISC and applicable law and who may be insurance agents licensed by an insurance company other than AUSA. DISC is registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

     DISC will not receive underwriting commissions. Registration as a broker-dealer does not mean that the SEC has passed upon the financial standing, fitness or conduct of any broker or dealer, or upon the merits of any security offering or upon any other matter relating to the business of any broker or dealer.

                       TEXAS OPTIONAL RETIREMENT PROGRAM

     Participants in the Texas Optional Retirement Program (the "Program") are subject to certain restrictions pertaining to redemptions. (See "Restrictions Under The Texas Optional Retirement Program" in the Prospectus). Pursuant to Rule 6c-7 of the Investment Company Act of 1940, as amended, (the "1940 Act"), the Registrant hereby represents that Rule 6c-7 of the 1940 Act is being relied upon and that the provisions of paragraphs (a) through (d) of each Rule have been complied with.

                                PERFORMANCE DATA

VARIABLE FUNDS MONEY MARKET SUBACCOUNT

     For the seven day period ended December 31, 1998, the yield for the Variable Funds Money Market Subaccount (the "Money Market Subaccount") was 4.38% and the effective yield was 4.47%.

     The yield is calculated by dividing the result of subtracting the value of one Unit at the end of the seven day period ("Seventh Day Value") from the value of one Unit at the beginning of the seven day period ("First Day Value") by the First Day Value (the resulting quotient being the "Base Period Return") and multiplying the Base Period Return by 365 divided by 7 to obtain the annualized yield.

     The effective yield is calculated by compounding the Base Period Return calculated in accordance with the preceding paragraph, adding 1 to Base Period Return, raising that sum to a power equal to 365 divided by 7 and subtracting 1 from the result.

     As the Money Market Subaccount invests only in the Money Market Portfolio (the "Money Market Portfolio") of Diversified Investors Portfolios, the First Day Value reflects the net asset value of the interest in the Money Market

Portfolio held in the Money Market Subaccount. The Seventh Day Value reflects increases or decreases in the net asset value of the interest in the Money Market Portfolio held in the Money Market Subaccount due to the declaration of dividends, net investment income and the daily charges and deductions from the Subaccount for mortality and expense risk. Net investment income reflects earnings on investments less expenses of the Money Market Portfolio including the investment management fee.

                        DIVERSIFIED INVESTORS PORTFOLIOS

     There are fourteen Subaccounts of Diversified Investors Variable Funds that are presently available for investment under the Contracts (the "Variable Funds Subaccounts"). There are three Subaccounts of Diversified Investors Strategic Variable Funds (the "Strategic Variable Funds Subaccounts") which are presently available for investment under the Contracts. Each Variable Funds Subaccount, other than the Variable Funds Subaccount which invests in the Calvert Series, invests in a corresponding series of Diversified Investors Portfolios. Those series of Diversified Investors Portfolios (the "Portfolios") are described in this Statement of Additional Information. Each Strategic Variable Funds Subaccount invests in a combination of the Variable Funds Subaccounts (other than the Variable Funds Subaccounts which invest in the Balanced Portfolio and the Calvert Series), which, in turn, invest in the Portfolios.

     This section of the Statement of Additional Information describes each Portfolio, including the Money Market Portfolio, the High Quality Bond Portfolio, the Intermediate Government Bond Portfolio, the Government/Corporate Bond Portfolio, the High-Yield Bond Portfolio, the Balanced Portfolio, the Equity Income Portfolio, the Equity Value Portfolio, the Growth & Income Portfolio, the Equity Growth Portfolio, the Special Equity Portfolio, the Aggressive Equity Portfolio and the International Equity Portfolio.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS RELATING TO THE PORTFOLIOS

                             INVESTMENT OBJECTIVES

     The investment objective of each Portfolio is described in the Prospectus. There can, of course, be no assurance that a Portfolio will achieve its investment objective.

                              INVESTMENT POLICIES

     The following supplements the discussion of the various investment strategies and techniques employed by the Portfolios as set forth in the Prospectus.

BANK OBLIGATIONS

     Bank obligations include certificates of deposit, time deposits (including Eurodollar time deposits) and bankers' acceptances and other shortterm debt obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. The Portfolios have established certain minimum credit quality standards for bank obligations in which they invest.

     Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the

Federal Reserve System only if they elect to join. In addition, state banks are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower, and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

     Obligations of foreign branches and subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as certificates of deposit and time deposits, may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to risks that are different from or are in addition to those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

     In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (a) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

U.S. GOVERNMENT AND AGENCY SECURITIES

     U.S. Treasury obligations include bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of these obligations that are transferable through the Federal bookentry system known as Separately Traded Registered Interest and Principal Securities (STRIPS). STRIPS are sold as zero coupon securities. These securities are usually structured with two classes that receive different portions of the interest and principal payments from the underlying obligation. The yield to maturity on the interestonly class is extremely sensitive to the rate of principal payments on the underlying obligation. The market value of the principalonly class generally is unusually volatile in response to changes in interest rates. See "Zero Coupon Securities" below for more information.

     U.S. Treasury securities differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

     Certain Federal agencies such as the Government National Mortgage Association (GNMA) have been established as instrumentalities of the U.S.

government to supervise and finance certain types of activities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, GNMA passthrough certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. Government provides financial support to such U.S. Governmentsponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

COMMERCIAL PAPER

     Commercial paper consists of shortterm (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under an agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

     The Portfolios may purchase three types of commercial paper, as classified by exemption from registration under the Securities Act of 1933, as amended (the "1933 Act"). The three types include open market, privately placed, and letter of credit commercial paper. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers or directly through the issuers. Individual investor participation in the commercial paper market is very limited.

          OPEN MARKET. "Open market" commercial paper refers to the commercial paper of any industrial, commercial, or financial institution which is openly traded, including directly issued paper. "Open market" paper's 1933 Act exemption is under Section 3(a)(3) which limits the use of proceeds to current transactions, limits maturities to 270 days and requires that the paper contain no provision for automatic rollovers.

          PRIVATELY PLACED. "Privately placed" commercial paper relies on the exemption from registration provided by Section 4(2), which exempts transactions by an issuer not involving any public offering. The commercial paper may only be offered to a limited number of accredited investors. "Privately placed" commercial paper has no maturity restriction.


          LETTER OF CREDIT. "Letter of credit" commercial paper is exempt from registration under Section 3(a)(2) of the 1933 Act. It is backed by an irrevocable or unconditional commitment by a bank to provide funds for repayment of the notes. "Letter of credit" paper has no limitations on purchasers.


VARIABLE RATE AND FLOATING RATE SECURITIES

     The Portfolios may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit a Portfolio to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Portfolio, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. The interest rate on these securities may be reset daily, weekly, quarterly, or some other reset period and may have a floor or ceiling on interest rate charges. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. Frequently, such obligations are backed by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Portfolio may invest in obligations which are not so rated only if the Portfolio's Subadviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Portfolio may invest. The applicable Subadvisers, on behalf of a Portfolio, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations held by the Portfolio. The Portfolios will not invest more than 15% (10% in the case of the Money Market Portfolio) of the value of their net assets in floating or variable rate demand obligations as to which they cannot exercise the demand feature on not more than seven days' notice if there is no secondary market available for these obligations, and in other securities that are not readily marketable. See "Investment Restrictions" below.


PARTICIPATION INTERESTS


     A Portfolio may purchase from financial institutions participation interests in securities in which such Portfolio may invest. A participation interest gives a Portfolio an undivided interest in the security in the proportion that the Portfolio's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Portfolio, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the Portfolio's Subadviser must have determined that the instrument is of comparable quality to those instruments in which a Portfolio may invest. For certain participation interests, a Portfolio will have the right to demand payment, on not more than seven days' notice, for all or any part of the Portfolio's participation interest in the security, plus accrued interest. As to these instruments, a Portfolio intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio. A Portfolio will not invest more than 15% (10% in the case of the Money Market Portfolio) of its net assets in participation interests that do not have this demand feature, and in other securities that are not readily marketable. See "Investment Restrictions" below.

ILLIQUID SECURITIES

     Each Portfolio may invest up to 15% (10% for the Money Market Portfolio) of its net assets in illiquid securities, including restricted securities that are illiquid.

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. The absence of a trading market can make it difficult to ascertain a market value for these investments. In addition, limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them which, if possible at all, would result in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

     Rule 144A under the 1933 Act allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.


     The applicable Subadviser will monitor the liquidity of Rule 144A securities for each Portfolio under the supervision of the Board of Trustees. In reaching liquidity decisions, the Subadviser will consider, among other things, the following factors: (a) the frequency of trades and quotes for the security, (b) the number of dealers and other potential purchasers wishing to purchase or sell the security, (c) dealer undertakings to make a market in the security and (d) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).


     Institutional trading in Rule 144A securities is relatively new and the liquidity of these investments could be impaired if trading in Rule 144A securities does not develop or if qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities.

UNSECURED PROMISSORY NOTES

     A Portfolio also may purchase unsecured promissory notes ("Notes") which are not readily marketable and have not been registered under the 1933 Act, provided such investments are consistent with the Portfolio's investment objective. The Notes purchased by the Portfolio will have remaining maturities of 13 months or less. The Portfolio will invest no more than 15% (10% in the case of the Money Market Portfolio) of its net assets in such Notes and in other securities that are not readily marketable (which securities would include floating and variable rate demand obligations as to which the Portfolio cannot exercise the demand feature described above and as to which there is no secondary market). See "Investment Restrictions" below.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS

     Repurchase agreements are agreements by which a person purchases a security and simultaneously commits to resell that security to the seller (which is usually a member bank of the Federal Reserve System or a member firm of the New York Stock Exchange (or a subsidiary thereof)) at an agreedupon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreedupon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreedupon price, which obligation is in effect secured by the value of the underlying security, usually U.S. Government or government agency issues. Under the 1940 Act, repurchase agreements may be considered to be loans by the buyer. A Portfolio's risk is limited to the ability of the seller to pay the agreed upon amount on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although a Portfolio may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. All repurchase agreements entered into by the Portfolios are fully collateralized, with such collateral being marked to market daily.

     The Portfolios may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage. One means of borrowing is by agreeing to sell portfolio securities to financial institutions such as banks and brokerdealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time a Portfolio enters into a reverse repurchase agreement it will place in a segregated custodial account cash, U.S. Government securities or highgrade debt obligations having a value equal to the repurchase price, including accrued interest. The segregation of assets could impair the Portfolio's ability to meet its current obligations or impede investment management if a large portion of the Portfolio's assets are involved. Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of those securities.


     The Portfolios may, together with other registered investment companies managed by the Portfolios' Subadvisers or their affiliates, transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements, including tri-party subcustody repurchase arrangements.

FOREIGN SECURITIES--ALL PORTFOLIOS

     The Portfolios may invest their assets in securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, brokerage or other taxation, limitation on the removal of funds or other assets of a Portfolio, political or financial instability or diplomatic and other developments which would affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States.

     It is anticipated that in most cases the best available market for foreign securities would be on exchanges or in overthecounter markets located outside the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable United States companies. Foreign security trading practices, including those involving securities settlement where a Portfolio's assets may be released prior to receipt of payment, may expose a Portfolio to increased risk in the event of a failed trade or the insolvency of a foreign brokerdealer. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be nonnegotiable. In general, there is less overall governmental supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States.


     FOREIGN SECURITIES - MONEY MARKET PORTFOLIO

     The Money Market Portfolio may invest in the following foreign securities:
(a) U.S. dollardenominated obligations of foreign branches and subsidiaries of domestic banks and foreign banks (such as Eurodollar CDs, which are U.S. dollardenominated CDs issued by branches of foreign and domestic banks located outside the United States; Eurodollar TDs ("ETDs"), which are U.S. dollardenominated deposits in a foreign branch of a foreign or domestic bank; and Canadian TDs, which are essentially the same as ETDs except they are issued by branches of major Canadian banks); (b) high quality, U.S. dollardenominated shortterm bonds and notes (including variable amount master demand notes) issued by foreign corporations (including Canadian commercial paper, which is commercial paper issued by a Canadian corporation or a Canadian subsidiary of a U.S. corporation, and Europaper, which is U.S. dollardenominated commercial paper of a foreign issuer); and (c) U.S. dollardenominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Portfolio's Subadviser to be of comparable quality to the other obligations in which the Money Market Portfolio may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.


     FOREIGN SECURITIES - PORTFOLIOS OTHER THAN THE MONEY MARKET PORTFOLIO


     Not more than 5% of a Portfolio's assets may be invested in closedend investment companies which primarily hold foreign securities. Investments in such companies may entail the risk that the market value of such investments may be substantially less than their net asset value and that there would be duplication of investment management and other fees and expenses.

     American Depository Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other forms of depositary receipts for securities of foreign issuers provide an alternative method for a Portfolio to make foreign investments. These securities are not denominated in the same currency as the securities into which they may be converted and fluctuate in value based on the underlying security. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts evidencing a similar arrangement.

     The Portfolios may invest in foreign securities that impose restrictions on transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     Forward currency exchange contracts may be entered into for each Portfolio for the purchase or sale of foreign currency to hedge against adverse rate changes or otherwise to achieve the Portfolio's investment objectives. A currency exchange contract allows a definite price in dollars to be fixed for securities of foreign issuers that have been purchased or sold (but not settled) for the Portfolio.

     Because some Portfolios may buy and sell securities denominated in currencies other than the U.S. dollar and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Portfolios from time to time may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Portfolios either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or use forward contracts to purchase or sell foreign currencies.


     A forward foreign currency exchange contract is an obligation by a Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are affected in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. A Portfolio maintains with its custodian a segregated account of high grade liquid assets in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Portfolio's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

     The Portfolios may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position.

     Each Portfolio may also enter into proxy hedges and cross hedges. In a proxy hedge, which generally is less costly than a direct hedge, a Portfolio, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times. A Portfolio may enter into a cross hedge if a particular currency is expected to decrease against another currency. The Portfolio would sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount equal to some or all of the Portfolio's holdings denominated in the currency sold.

     Entering into exchange contracts may result in the loss of all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. In addition, entering into such contracts means incurring certain transaction costs and bearing the risk of incurring losses if rates do not move in the direction anticipated.


     The Portfolios (other than the International Equity Portfolio) will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the Portfolios may do so when their Subadvisers determine that the transactions would be in a Portfolio's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.


     While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event a Portfolio's ability to utilize forward contracts in the manner set forth in the Prospectus for the Portfolio may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts. The use of foreign currency forward contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Portfolio's foreign currency denominated portfolio securities and the use of such techniques will subject the Portfolio to certain risks.

     Even if a hedge is generally successful, the matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Portfolio may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit a Portfolio's ability to use such contract to hedge or crosshedge its assets. Also, with regard to a Portfolio's use of crosshedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio's assets that are the subject of such crosshedges are denominated.

GUARANTEED INVESTMENT CONTRACTS

     The Portfolios may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, a Portfolio makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Portfolio guaranteed interest. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. Because a Portfolio may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment and, together with other instruments in a Portfolio which are not readily marketable, will not exceed 15% (10% in the case of the Money Market Portfolio) of the Portfolio's net assets. The term of a GIC will be 13 months or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the guaranteed interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

WHEN-ISSUED SECURITIES

     Forward commitments or purchases of securities on a whenissued basis are transactions where the price of the securities is fixed at the time of commitment and the delivery and payment ordinarily takes place beyond customary settlement time. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the buyer before settlement. The securities are subject to market fluctuation due to changes in market interest rates; the securities are also subject to fluctuation in value pending settlement based upon public perception of the creditworthiness of the issuer of these securities.

     It is expected that, under normal circumstances, the Portfolios would take delivery of such securities. When a Portfolio commits to purchase a security on a "whenissued" or on a "forward delivery" basis, the Portfolio establishes procedures consistent with the relevant policies of the SEC. Since those policies currently require that an amount of a Portfolio's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Portfolios expect always to have cash, cash equivalents, or high quality debt securities sufficient to cover any commitments or to limit any potential risk. However, although the Portfolios do not intend to make such purchases for speculative purposes and intends to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, a Portfolio may have to sell assets which have been set aside in order to meet redemptions. Also, if a Portfolio determines it is advisable as a matter of investment strategy to sell the "whenissued" or "forward delivery" securities, the Portfolio would be required to meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the "whenissued" or "forward delivery" securities themselves (which may have a value greater or less than the Portfolio's payment obligation).

ZERO COUPON OBLIGATIONS

     A zero coupon security pays no interest or principal to its holder during its life. A zero coupon security is sold at a discount, frequently substantial, and redeemed at face value at its maturity date. The market prices of zero coupon securities are generally more volatile than the market prices of securities of similar maturity that pay interest periodically, and zero coupon securities are likely to react more to interest rate changes than nonzero coupon securities with similar maturity and credit qualities.

     A Portfolio may acquire zero coupon obligations when consistent with its investment objective and policies. Since interest income is accrued throughout the term of the zero coupon obligation but is not actually received until maturity, a Portfolio may have to sell other securities to pay dividends based on such accrued income prior to maturity of the zero coupon obligation.

FUTURES CONTRACTS AND OPTIONS ON FUTUrES CONTRACTS AND FOREIGN CURRENCIES--
  PORTFOLIOS OTHER THAN ThE MONEY MARKET PORTFOLIO


     Futures Contracts. A Portfolio may enter into contracts for the purchase or sale for future delivery of fixedincome securities or foreign currencies, or contracts based on financial indices including any index of U.S. or foreign stocks, U.S. Government securities, foreign government securities or corporate debt securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. A Portfolio may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as longterm U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified passthrough mortgagebacked securities and threemonth U.S. Treasury Bills. A Portfolio may also enter into futures contracts which are based on bonds issued by entities other than the U.S. Government.

     Purchases or sales of stock index futures contracts may be used to attempt to protect the Portfolio's current or intended stock investments from broad fluctuations in stock prices. For example, the Portfolio may sell stock index futures contracts in anticipation of or during a decline in the market value of the Portfolio's securities. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Portfolio will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

     At the same time a futures contract is purchased or sold, the Portfolio must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

     At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

     Although futures contracts by their terms may call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it purchases or sells futures contracts.


     The purpose of the acquisition or sale of a futures contract, in the case of a Portfolio which holds or intends to acquire fixedincome securities, is to attempt to protect the Portfolio from fluctuations in interest or foreign exchange rates without actually buying or selling fixedincome securities or foreign currencies. For example, if interest rates were expected to increase, a Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt security in a Portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is generally more liquid than the cash market, the use of futures contracts as an investment technique allows a Portfolio to maintain a defensive position without having to sell its portfolio securities.


     Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market.

     When a Portfolio enters into futures contracts, the Portfolio will establish a segregated account to cover the Portfolio's obligations with respect to such futures contracts. The assets in the account will consist of cash, cash equivalents or high quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

     The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate or other trends by the applicable Subadviser may still not result in a successful transaction.

     In addition, futures contracts entail risks. Although the Subadvisers believe that use of such contracts will benefit the Portfolios, if the Subadvisers' investment judgment about the general direction of interest rates is incorrect, a Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if a Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held by it and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Portfolio has insufficient cash, it may have to sell debt securities to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. A Portfolio may have to sell securities at a time when it may be disadvantageous to do so.


     Options on Futures Contracts. The Portfolios may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

     The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

     The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. In the case of a call option written by the Portfolio, the loss is potentially unlimited. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.


     The Board of Trustees of Diversified Investors Portfolios have adopted the requirement that futures contracts and options on futures contracts be used either (a) as a hedge without regard to any quantitative limitation, or (b) for other purposes to the extent that immediately thereafter the aggregate amount of margin deposits on all (nonhedge) futures contracts of a Portfolio and premiums paid on outstanding (nonhedge) options on futures contracts owned by the Portfolio does not exceed 5% of the market value of the total assets of the Portfolio. In addition, the aggregate market value of the outstanding futures contracts purchased by the Portfolio may not exceed 50% of the market value of the total assets of the Portfolio. Neither of these restrictions will be changed by Diversified Investors Portfolios' Board of Trustees without considering the policies and concerns of the various applicable federal and state regulatory agencies.


     Options on Foreign Currencies. A Portfolio may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, may be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, a Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

     Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

     A Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, where a Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

     Losses from the writing of call options are potentially unlimited. Accordingly, the Portfolios intend that any call options on foreign currencies that they write (other than for cross-hedging purposes as described below) will be covered. A call option written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of another foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held
(a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash, U.S. Government securities and other high quality liquid debt securities in a segregated account with its custodian.

     The Portfolios may also write call options on foreign currencies that are not covered for crosshedging purposes. A call option on a foreign currency is for crosshedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio collateralizes the option by maintaining in a segregated account with its custodian, cash or U.S. Government securities or other high quality liquid debt securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

     Additional Risks of Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies. Unlike transactions entered into by a Portfolio in futures contracts, forward contracts and options on foreign currencies are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as marketmakers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded overthecounter. In an overthecounter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the overthecounter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchangetraded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchangetraded options on foreign currencies involve certain risks not presented by the overthecounter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

     As in the case of forward contracts, certain options on foreign currencies are traded overthecounter and involve liquidity and credit risks which may not be present in the case of exchangetraded currency options. A Portfolio's ability to terminate overthecounter options will be more limited than with exchangetraded options. It is also possible that brokerdealers participating in overthecounter options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, each Portfolio will treat purchased overthecounter options and assets used to cover written overthecounter options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

     In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (a) other complex foreign political and economic factors, (b) lesser availability than in the United States of data on which to make trading decisions, (c) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (d) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (e) lesser trading volume.


     The successful use of futures contracts, options on futures contracts and options on foreign currencies draws upon the applicable Subadviser's skill and experience with respect to such instruments. Should stock prices, interest or exchange rates move in an unexpected manner, a Portfolio may not achieve the anticipated benefits of futures contracts or options on futures contracts or foreign currencies or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts or foreign currencies and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.


OPTIONS ON SECURITIES--PORTFOLIOS OTHER THAN THE MONEY MARKET PORTFOLIO

     The Portfolios may write (sell) covered call and put options to a limited extent on their portfolio securities ("covered options"). However, a Portfolio may forego the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Portfolio.

     When a Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Portfolio will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which a Portfolio has no control, the Portfolio must sell the underlying security to the option holder at the exercise price. By writing a covered call option, a Portfolio forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

     When a Portfolio writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Portfolio at the specified exercise price at any time during the option period. If the option expires unexercised, the Portfolio will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which a Portfolio has no control, the Portfolio must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, a Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. A Portfolio will only write put options involving securities for which a determination is made at the time the option is written that the Portfolio wishes to acquire the securities at the exercise price.

     A Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." Where a Portfolio cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

     When a Portfolio writes an option, an amount equal to the net premium received by the Portfolio is included in the liability section of the Portfolio's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. Securities against which call options are written will be segregated on the books of the custodian for the Portfolio.

     A Portfolio may purchase call and put options on any securities in which it may invest. A Portfolio would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price during the option period. A Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

     A Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle a Portfolio, in exchange for the premium paid, to sell a security, which may or may not be held in the Portfolio's portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Portfolio's portfolio securities. Put options also may be purchased by a Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which the Portfolio does not own. A Portfolio would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.


     The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.


     The Portfolios may engage in overthecounter options transactions with brokerdealers who make markets in these options. The ability to terminate overthecounter option positions is more limited than with exchangetraded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that brokerdealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Portfolios will purchase such options only from brokerdealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The applicable Subadviser will monitor the creditworthiness of dealers with whom a Portfolio enters into such options transactions under the general supervision of the Adviser and the applicable Board of Trustees.


OPTIONS ON SECURITIES INDICES--PORTFOLIOS OTHER THAN THE MONEY MARKET PORTFOLIO

     In addition to options on securities, the Portfolios may also purchase and write (sell) call and put options on securities indices. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities."


     Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Portfolios generally will only purchase or write such an option if the applicable Subadviser believes the option can be closed out.

     Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. A Portfolio will not purchase such options unless the applicable Subadviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

     Price movements in the Portfolios' securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, a Portfolio may be forced to liquidate portfolio securities to meet settlement obligations.


SHORT SALES "AGAINST THE BOX"--PORTFOLIOS OTHER THAN THE MONEY MARKET PORTFOLIO

     In a short sale, a Portfolio sells a borrowed security and has a corresponding obligation to the lender to return the identical security. A Portfolio may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box".

     In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Portfolio engages in a short sale, the collateral for the short position will be maintained by its custodian or qualified subcustodian. While the short sale is open, a Portfolio maintains in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Portfolio's long position.

     The Portfolios will not engage in short sales against the box for investment purposes. A Portfolio may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security (or a security convertible or exchangeable for such security). In such case, any future losses in a Portfolio's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced depends upon the amount of the security sold short relative to the amount a Portfolio owns. There are certain additional transaction costs associated with short sales against the box, but the Portfolios endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.


     As a nonfundamental operating policy, it is not expected that more than 40% of a Portfolio's total assets would be involved in short sales against the box. The Portfolios do not currently intend to engage in such sales.


REAL ESTATE INVESTMENT TRUSTS


     Real Estate Investment Trusts ("REITs") pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income and a regulatory requirement that it distribute to its shareholders or unitholders as least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily through rents and capital gains from appreciation realized through property sales. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Mortgage REITs are sensitive to the credit quality of the underlying borrowers. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. The value of REITs may be affected by management skill, cash flow and tax and regulatory requirements. REITs are also subject to risks generally associated with investments in real estate. A Portfolio will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.


LOANS OF PORTFOLIO SECURITIES

     Each Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) if cash, U.S. Government securities or other high quality debt obligations equal to at least 100% of the current market value of the securities loaned (including accrued interest thereon) plus the interest payable to the Portfolio with respect to the loan is maintained with the Portfolio. In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Portfolio's Subadviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer or financial institution. Any loans of portfolio securities are fully collateralized based on values that are marked to market daily. No Portfolio enters into any portfolio security lending arrangements having a duration longer than one year. Any securities that a Portfolio receives as collateral do not become part of its portfolio at the time of the loan and, in the event of a default by the borrower, the Portfolio will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Portfolio is permitted to invest. During the time securities are on loan, the borrower will pay the Portfolio any accrued income on those securities, and the Portfolio may invest the cash collateral and earned income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. In the event of the bankruptcy of the other party to a securities loan, the Portfolio could experience delays in recovering either the securities lent or cash. To the extent that, in the meantime, the value of the securities lent has increased or the value of the securities purchased has decreased, a Portfolio could experience a loss. No Portfolio will lend securities having a value that exceeds one-third of the current value of its total assets. Loans of securities by a Portfolio are subject to termination at the Portfolio's or the borrower's option. A Portfolio may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker.


INVESTMENTS IN WARRANTS

     The Stock Index Fund may invest up to 5% of net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities), including not more than 2% of each of their net assets in warrants which are not listed on the New York or American Stock Exchange. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The Stock Index fund may only purchase warrants on securities in which the Fund may invest directly.

TEMPORARY DEFENSIVE POSITIONS

     Each Portfolio may, from time to time, take temporary defensive positions that are inconsistent with the Portfolio's principal investment strategies in attempting to respond to adverse market, political or other conditions. When doing so, the Portfolio may invest without limit in high quality money market and other short-term instruments, and may not be pursuing its investment goal. These investments may result in a lower yield than would be available from investments with a lower quality or longer term.

CERTAIN OTHER OBLIGATIONS


     Each Portfolio may invest in obligations other than those listed previously, provided such investments are consistent with the Portfolio's investment objective, policies and restrictions.


RATING SERVICES

     The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Subadvisers also make their own evaluations of these securities. After purchase by a Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event would require a Portfolio to dispose of the obligation, but the applicable Subadviser will consider such an event in its determination of whether the Portfolio should continue to hold the obligation. A description of the ratings used herein and in the Prospectus is set forth in Appendix A.


     Except as stated otherwise, all investment policies and restrictions described herein are nonfundamental, and may be changed without prior shareholder approval.

INVESTMENT RESTRICTIONS OF THE PORTFOLIOS


     The "fundamental policies" of each Portfolio may not be changed with respect to the Portfolio without the approval of a "majority of the outstanding voting securities" of the Portfolio. "Majority of the outstanding voting securities" under the 1940 Act and as used in this Statement of Additional Information and the Prospectus means, with respect to a Portfolio, the lesser of (i) 67% or more of the total beneficial interests of the Portfolio present at a meeting, if the holders of more than 50% of the total beneficial interests of the Portfolio are present or represented by proxy, or (ii) more than 50% of the total beneficial interests of the Portfolio.


     If a percentage or a rating restriction on investment or utilization of assets is adhered to at the time an investment is made or assets are so utilized, a later change in such percentage resulting from changes in a Portfolio's total assets or the value of a Portfolio's securities, or a later change in the rating of a portfolio security, will not be considered a violation of the relevant policy.

     Fundamental Policies. As a matter of fundamental policy, no Portfolio may:

          (1) borrow money or mortgage or hypothecate assets of the Portfolio, except that in an amount not to exceed 1/3 of the current value of the Portfolio's assets (including such borrowing) less liabilities (not including such borrowing), it may borrow money and enter into reverse repurchase agreements, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute;

          (2) underwrite securities issued by other persons except insofar as Diversified Investors Portfolios or a Portfolio may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

          (3) make loans to other persons except (a) through the lending of the Portfolio's portfolio securities and provided that any such loans not exceed 30% of the Portfolio's total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of shortterm obligations or (c) by purchasing debt securities of types distributed publicly or privately;

          (4) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (Diversified Investors Portfolios may hold and sell, for the Portfolio's portfolio, real estate acquired as a result of the Portfolio's ownership of securities);

          (5) concentrate its investments in any particular industry (excluding U.S. Government securities), but if it is deemed appropriate for the achievement of the Portfolio's investment objective(s), up to 25% of its total assets may be invested in any one industry (except that the Money Market Portfolio reserves the freedom of action to concentrate 25% or more of its assets in obligations of domestic branches of domestic banks); or

          (6) issue any senior security (as that term is defined in the 1940
     Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.


     For purposes of restriction (1) above, arrangements with respect to securities lending are not treated as borrowing.


     Non-Fundamental Policies.


     Each Portfolio (other than the Stephens Intermediate Bond Portfolio and the Stephens Select Equity Portfolio) will not, as a matter of operating policy, acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. This policy does not prevent a Portfolio from investing in securities of registered open-end investment companies or registered unit investment trusts in reliance on any other provision of applicable law or regulation.


     Each Portfolio will not, as a matter of operating policy, acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

     These policies may be changed by the Board of Trustees of Diversified Investors Portfolios.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS


     Except as may be required to ensure satisfaction of certain tests applicable to regulated investment companies under the Internal Revenue Code, portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor when changes are appropriate. Portfolio trading is engaged in for a Portfolio if the applicable Subadviser believes that a transaction net of costs (including custodian charges) will help achieve the Portfolio's investment objective.


     A Portfolio's purchases and sales of securities may be principal transactions, that is, securities may be purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases and, therefore, the Portfolios do not anticipate paying brokerage commissions in such transactions.


     BROKERAGE TRANSACTIONS. Each Portfolio's Subadvisers may use brokers or dealers for Portfolio transactions who also provide brokerage and research services to the Portfolio or other accounts over which the advisers exercise investment discretion. A Portfolio may "pay up" for brokerage services, meaning that it is authorized to pay a broker or dealer who provides these brokerage and research services a commission for executing a portfolio transaction which is higher than the commission another broker or dealer would have charged. However, a Portfolio will "pay up" only if the applicable adviser determines in good faith that the higher commission is reasonable in relation to the brokerage and research services provided, viewed in terms of either the particular transaction or all of the accounts over which the adviser exercises investment discretion.

     Investment decisions for a Portfolio will be made independently from those for any other account or investment company that is or may in the future become managed by the Portfolio's Subadviser or its affiliates. If, however, the Portfolio and other investment companies or accounts managed by the Subadviser are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Portfolio or the size of the position obtainable for the Portfolio. In addition, when purchases or sales of the same security for the Portfolio and for other investment companies managed by the Subadviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.


     The following Portfolios paid the approximate brokerage commissions indicated for the fiscal years noted below:


Balanced Portfolio:
        Fiscal year ended December 31, 1996: $317,179
        Fiscal year ended December 31, 1997: $324,465
        Fiscal year ended December 31, 1998: $488,301

Equity Income Portfolio
        Fiscal year ended December 31, 1996: $565,943
        Fiscal year ended December 31, 1997: $659,256
        Fiscal year ended December 31, 1998: $855,733

Equity Value Portfolio
        Fiscal year ended December 31, 1996: $64,207
        Fiscal year ended December 31, 1997: $548,229
        Fiscal year ended December 31, 1998: $890,565

Growth & Income Portfolio
        Fiscal year ended December 31, 1996: $397,075
        Fiscal year ended December 31, 1997: $390,268
        Fiscal year ended December 31, 1998: $728,627

Equity Growth Portfolio
        Fiscal year ended December 31, 1996: $670,631
        Fiscal year ended December 31, 1997: $483,139
        Fiscal year ended December 31, 1998: $853,305

Special Equity Portfolio
        Fiscal year ended December 31, 1996: $  678,431
        Fiscal year ended December 31, 1997: $1,017,376
        Fiscal year ended December 31, 1998: $1,495,526

Aggressive Equity Portfolio
        Fiscal year ended December 31, 1996: $ 15,490
        Fiscal year ended December 31, 1997: $ 48,943
        Fiscal year ended December 31, 1998: $114,263

International Equity Portfolio
        Fiscal year ended December 31, 1996: $211,629
        Fiscal year ended December 31, 1997: $295,967
        Fiscal year ended December 31, 1998: $414,060


                        INVESTMENT RESTRICTIONS RELATING
                  TO THE STRATEGIC VARIABLE FUNDS SUBACCOUNTS

     Fundamental policies of the Strategic Variable Funds Subaccounts may not be changed without the approval of the lesser of (1) 67% of the beneficial holders of units present at a meeting if the holders of more than 50% are present in person or by proxy or (2) more than 50% of the beneficial holders of units. Other restrictions, in the form of operating policies, are subject to change by the Managing Board of the Strategic Variable Funds Account without unitholder approval. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, a Strategic Variable Funds Subaccount.

     As a matter of fundamental policy, each Strategic Variable Funds Subaccount may not:

       (1) Borrowing. Borrow money, except each Strategic Variable Funds Subaccount may borrow as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 30% of its total assets valued at market. Each Strategic Variable Funds Subaccount will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely investment liquidations;

       (2) Loans. Make loans, although the Portfolios through which the Strategic Variable Funds Subaccounts invest may purchase money market securities and enter into repurchase agreements;

       (3)     Margin.  Purchase securities on margin;

       (4) Mortgaging. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Strategic Variable Funds Subaccounts as security for indebtedness except as may be necessary in connection with permissible borrowings, in which event such mortgaging, pledging, or hypothecating may not exceed 30% of each Subaccount's total assets, valued at market;

       (5)     Real Estate.  Purchase or sell real estate;

       (6) Senior Securities. Issue senior securities (except permitted borrowings);

       (7)     Short Sales.  Effect short sales of securities; or

       (8) Underwriting. Underwrite securities issued by other persons, except to the extent that the Strategic Variable Funds Account or Subaccounts may be deemed to be underwriters within the meaning of the Securities Act of 1933 in connection with the purchase and sale of their portfolio securities in the ordinary course of pursuing their investment programs.

     In addition, as a matter of fundamental policy, each Strategic Variable Funds Subaccount may engage in futures and options transactions through investments in the Portfolios.

        As a matter of operating policy, each Strategic Variable Funds Subaccount may not:

       (1) Control of Portfolio Companies. Invest in companies for the purpose of exercising management or control;

       (2) Illiquid Securities. Purchase a security if, as a result of such purchase, more than 15% of the value of each Strategic Variable Funds Subaccount's net assets would be invested in illiquid securities or other securities that are not readily marketable;

       (3) Oil and Gas Programs. Purchase participations or other direct interests or enter into leases with respect to, oil, gas, other mineral exploration or development programs;

       (4)     Options.  Invest in options;

       (5) Ownership of Portfolio Securities by Officers and Directors. Purchase or retain the securities of any issuer if, to the knowledge of the Managing Board of the Strategic Variable Funds Account, those officers and directors of AUSA and Diversified, who each owns beneficially more than .5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities;

       (6) Unseasoned Issuers. Purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government or any foreign government, their agencies or instrumentalities) if, as a result, more than 5% of the value of each Subaccount's total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years, including predecessors and unconditional guarantors; or

       (7)     Warrants. Invest in warrants.

     Each Strategic Variable Funds Subaccount may invest more than 5% of its assets in any one Variable Funds Subaccount, and each Strategic Variable Funds Subaccount may invest substantially all of its assets, collectively, in Variable Funds Subaccounts.

     Because of their investment objectives and policies, the Strategic Variable Funds Subaccounts will each concentrate more than 25% of their assets in the investment company industry. In accordance with the Strategic Variable Funds Subaccounts' investment programs set forth in the Prospectus, each of the Strategic Variable Funds Subaccounts may invest more than 25% of its assets in certain of the Variable Funds Subaccounts. However, each of the Portfolios in which each Variable Funds Subaccount will invest will not concentrate more than 25% of its total assets in any one industry (except that the Money Market Portfolio reserves the right to concentrate 25% or more of its assets in obligations of domestic branches of domestic banks).

                            PERFORMANCE INFORMATION
              RELATING TO THE STRATEGIC VARIABLE FUNDS SUBACCOUNTS

STANDARD PERFORMANCE INFORMATION

     From time to time, quotations of a Strategic Variable Funds Subaccount's performance may be included in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner for each Strategic Variable Funds Subaccount:

Total Return


     The Strategic Variable Funds Subaccount's total return will be calculated for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 to reach the value of that investment at the end of the periods. The Strategic Variable Funds Subaccount may also calculate total rates of return which represent aggregate performance over a period of year-by-year performance.


Yield


     The Strategic Variable Funds Subaccount's yield quotation will be based on the annualized net investment income per unit of the Strategic Variable Funds Subaccount over a 30-day period. The current yield for the Strategic Variable Funds Subaccount is calculated by dividing the net investment income per unit of the Strategic Variable Funds Subaccount earned during the period by the net asset value per unit of the Strategic Variable Funds Subaccount on the last day of that period. The resulting figure is then annualized. Net investment income per unit is determined by dividing (i) the dividends and interest earned during the period, minus accrued expenses for the period, by (ii) the average number of units entitled to receive dividends during the period.


COMPARISON OF STRATEGIC VARIABLE FUNDS SUBACCOUNT PERFORMANCE

     Comparison of the quoted non-standardized performance of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of a Strategic Variable Funds Subaccount with performance quoted with respect to other investment companies or types of investments.

     In connection with communicating its performance to current or prospective investors, a Strategic Variable Funds Subaccount also may compare these figures to the performance of other funds tracked by fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. An underlying Portfolio may invest in some instruments not eligible for inclusion in such an index, and may be prohibited from investing in some instruments included in this index. Evaluations of a Strategic Variable Funds Subaccount's performance made by independent sources may also be used in advertisements concerning a Strategic Variable Funds Subaccount. Sources for a Strategic Variable Funds Subaccount's performance information may include, but are not limited to, the following:

   Asian Wall Street Journal, a weekly Asian newspaper that often reviews U.S. mutual funds investing internationally.

   Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

   Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

   Changing Times, The Kiplinger Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

   Consumer Digest, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.



   Financial Times, Europe's business newspaper, which features from time to time articles on international or country specific funds.

   Financial World, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

   Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

   Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

   Investor's Daily, a daily newspaper that features financial, economic and business news.

   Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.

   Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

   New York Times, a nationally distributed newspaper which regularly covers financial news.

   Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.

   Personal Investor, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

   Success, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

   U.S. News and World Report, a national business weekly that periodically reports mutual fund performance data.

   Wall Street Journal, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

   Weisenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

   Working Women, a monthly publication that features a "Financial Workshop" section reporting on the mutual fund/financial industry.

   World Investor, a European publication that periodically reviews the performance of U.S. mutual funds investing internationally.

     The performance of the Strategic Variable Funds Accounts may also be compared to benchmarks consisting of a combination of unmanaged indices, such as the Lehman Aggregate Bond Index, the Russell 1000 Value Index, the Russell 2000 Small Cap Index, the Salomon 90-Day Treasury Index, and the EAFE GDP Equity Index. When a Strategic Funds Account's performance is compared to such a combined benchmark, the percentage of each unmanaged index included in the benchmark will be disclosed.

              DETERMINATION OF UNIT VALUE; VALUATION OF SECURITIES

     AUSA determines the unit value of each Subaccount each day on which the New York Stock Exchange is open for trading. (As a result, a Subaccount will normally determine its net asset value every weekday except for the following holidays or the days on which they are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.) This daily determination of unit value is made as of the close of regular trading on the New York Stock Exchange, currently 4:00 p.m., New York time unless the Exchange closes earlier, by dividing the total assets of a Subaccount less all of its liabilities, by the total number of units outstanding at the time the determination is made. Purchases and redemptions will be effected at the time of determination of unit value next following the receipt of any purchase or redemption order deemed to be in good order.

     Units of each Variable Funds Subaccount are valued based upon the valuation of the securities held by the corresponding underlying Portfolio in which the assets of the particular Variable Funds Subaccount are invested. Units of each Strategic Variable Funds Subaccount are valued based upon the valuation of the units of each Variable Funds Subaccount in which the assets of the particular Strategic Variable Funds Subaccount are invested. Therefore, the valuation of units in both the Variable Funds Subaccounts and the Strategic Variable Funds Subaccounts depends on the valuation policies of the underlying Portfolios. The following discussion describes the valuation policies of the Portfolios.

     Beneficial interests in each Portfolio are issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act.

     Trading in securities on most nonU.S. exchanges and overthecounter markets is normally completed before the close of regular trading on the New York Stock Exchange and may also take place on days on which the New York Stock Exchange is closed. If events materially affecting the value of nonU.S. securities occur between the time when the exchange on which they are traded closes and the time when a Portfolio's net asset value is calculated, such securities may be valued at fair value in accordance with procedures established by and under the general supervision of the Board of Trustees of Diversified Investors Portfolios.

     Equity securities are valued at the last sale price on the exchange on which they are primarily traded or at the ask price on the NASDAQ system for unlisted national market issues, or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities not reported on the NASDAQ system. Bonds and other fixed income securities (other than shortterm obligations, but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board of Trustees of Diversified Investors Portfolios. In making such valuations, the pricing service utilizes both dealersupplied valuations and electronic data processing techniques that take into account appropriate factors such as institutionalsize trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or overthecounter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Shortterm obligations which mature in 60 days or less are valued at amortized cost, which approximates fair value as determined by the Board of Trustees of Diversified Investors Portfolios. Futures and option contracts that are traded on commodities or securities exchanges are normally valued at the settlement price on the exchange on which they are traded. Portfolio securities (other than shortterm obligations) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees of Diversified Investors Portfolios.

     Interest income on longterm obligations is determined on the basis of interest accrued plus amortization of discount (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on shortterm obligations is determined on the basis of interest and discount accrued less amortization of premium.

     Any assets or liabilities initially denominated in terms of foreign currencies are translated into U.S. dollars at the official exchange rate or, alternatively, at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If neither of these alternatives is available or both are deemed not to provide a suitable methodology for converting a foreign currency into U.S. dollars, the Adviser, under the supervision of the Board of Trustees of Diversified Investors Portfolios, in good faith, will establish a conversion rate for such currency.

     A determination of fair value used in calculating net asset value must be made in good faith utilizing procedures approved by the Board of Trustees of Diversified Investors Portfolios. While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount which a Portfolio could expect to receive upon its current sale. Some, but not necessarily all, of the general factors which may be considered in determining fair value include: (a) the fundamental analytical data relating to the investment; (b) the nature and duration of restrictions on disposition of the securities; and (c) an evaluation of the forces which influence the market in which these securities are purchased and sold. Without limiting or including all of the specific factors which may be considered in determining fair value, some of the specific factors include: type of security, financial statements of the issuer, cost at date of purchase, size of holding, discount from market value, value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the securities, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.


     Each investor in each Portfolio, including the Variable Funds Subaccounts, may add to or reduce its investment in the Portfolio on each day that the New York Stock Exchange is open for trading. As of 4:00 p.m. (New York time) (or any earlier close of regular trading on the Exchange) on each such day, the value of each investor's interest in a Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction
(a) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 p.m. (or the earlier close of regular trading on the Exchange) on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected on such day, and (b) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m. (or the earlier close of regular trading on the Exchange) on such day plus or minus, as the case may be, the amount of the net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in a Portfolio as of 4:00 p.m. (or the earlier close of regular trading on the Exchange) on the following day the New York Stock Exchange is open for trading.

                 MANAGEMENT OF DIVERSIFIED INVESTORS PORTFOLIOS

     The Trustees and officers of Diversified Investors Portfolios and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate those Trustees who are "interested persons" (as defined in the 1940 Act) of Diversified Investors Portfolios. Unless otherwise indicated, the address of each Trustee and officer of Diversified Investors Portfolios is 4 Manhattanville Road, Purchase, New York 10577.


TRUSTEES AND OFFICERS

                                        AGE
                                      (AS OF               PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                     11/15/98)               DURING PAST 5 YEARS

Tom A. Schlossberg*                     49      12/93 to present-- President, Chief Executive
(Trustee)                                       Officer and Chairman of the Managing Board,
                                                Diversified Investment Advisors, Inc.

Neal M. Jewell                          64      1/1995 to present-- Consultant; 1995 to
(Trustee)                                       present--Independent Trustee, EAI Select  (a
355 Thornridge Drive                            registered Investment Company); 11/1991 to

Stamford, CT 06903                              1/1995-- Executive Vice President, American
                                                International Group Asset Management.

Eugene M. Mannella                      45      8/1993 to present-- Executive Vice President,
(Trustee)                                       Investment Management Services Inc.;
2 Orchard Neck Road                             5/1996 to present -- President, Brooks Asset
Center Moriches, New York 19934                 Management LLC; President, Arapahs Partners, LLC.

Mark Mullin                             35      4/95 to present -- Vice President, Diversified
(Trustee)                                       Investment Advisors, Inc.; 4/93 to 3/95 --
                                                Portfolio Manager, AEGON Netherlands.

Patricia L. Sawyer                      48      1990 to present-- President and Executive Search
(Trustee)                                       Consultant, Smith & Sawyer LLC.
P.O. Box 8063
Vero Beach, Florida 32963

Robert F. Colby                         43      11/1993 to present-- Vice President and General
                                                Counsel, Diversified Investment Advisors, Inc.;
                                                3/1995 to present -- Vice President and Assistant
                                                Secretary, AUSA Life Insurance Company, Inc.;
                                                11/1993 to present -- Vice President, Diversified
                                                Investors Securities Corp.

Alfred C. Sylvain                       47      11/1993 to present-- Vice President, Treasurer
                                                and Assistant Secretary, Diversified Investment
                                                Advisors, Inc.; 1/1994 to present -- Treasurer,
                                                Diversified Investors Securities Corp.; 2/1995 to present
                                                -- Director, Diversified Investors Securities Corp.

John F. Hughes                          57      11/1993 to present-- Vice President and Senior
                                                Counsel, Diversified Investment Advisors, Inc.;
                                                11/1993 to present -- Vice President, AUSA Life
                                                Insurance Company, Inc.; 11/1993 to present --
                                                Assistant Secretary, Diversified Investors Securities
                                                Corp.

Catherine A. Mohr                        77      11/1993 to present-- Vice President, Diversified
                                                 Investment Advisors, Inc.; 8/1995 to
                                                 present -- Assistant Secretary, AUSA Life
                                                 Insurance Company, Inc.; 1/1993 to
                                                 present -- Assistant Secretary, Diversified
                                                 Investors Securities Corp.; 1/1992 to
                                                 present -- Assistant Vice President, The Mutual
                                                 Life Insurance Company of New York.

     The Declaration of Trust of Diversified Investors Portfolios provides that Diversified Investors Portfolios will indemnify its Trustees and officers as described below under "Diversified Investors Portfolios--Description of the Trust".

     For the fiscal year ended December 31, 1998, the Diversified Investors Portfolios provided the following compensation to its trustees.


---------------------------------------------------------------------------------------------------------------
                               AGGREGATE
                             COMPENSATION          PENSION OR                                COMPENSATION
                           FROM DIVERSIFIED    RETIREMENT BENEFITS     ESTIMATED ANNUAL   FROM THE TRUSTS AND
                              INVESTORS         ACCRUED AS PART OF      BENEFITS UPON      FUND COMPLEX PAID
NAME PERSON,POSITION OF       PORTFOLIO        PORTFOLIOS EXPENSES        RETIREMENT         TO TRUSTEES
---------------------------------------------------------------------------------------------------------------
TOM A. SCHLOSSBERG
TRUSTEE                          None                None                   None                None
---------------------------------------------------------------------------------------------------------------
NEAL M. JEWELL
TRUSTEE                         $9,750               None                  $4,500              $14,250
---------------------------------------------------------------------------------------------------------------
EUGENE M. MANELLA
TRUSTEE                         $9,750               None                  $4,500              $14,250
---------------------------------------------------------------------------------------------------------------
MARK MULLIN
TRUSTEE                          None                None                  $3,250               $3,250
---------------------------------------------------------------------------------------------------------------
PATRICIA L. SAWYER
TRUSTEE                         $9,750               None                   None                $9,750
---------------------------------------------------------------------------------------------------------------



INVESTMENT ADVISORY SERVICES

     Diversified Investment Advisers, Inc. (the "Adviser") manages the assets of each Portfolio pursuant to an Investment Advisory Agreement (the "Advisory Agreement") with Diversified Investors Portfolios with respect to that Portfolio, and subject to the investment policies described herein and in the Prospectus for the Portfolios. Subject to such further policies as the Board of Trustees of Diversified Investors Portfolios may determine, the Adviser provides general investment advice to each Portfolio.

     For each Portfolio, the Adviser has entered into an Investment Subadvisory Agreement (each a "Subadvisory Agreement") with one or more Subadvisers.


     Each Advisory Agreement and Subadvisory Agreement provides that the Adviser or a Subadviser, as the case may be, may render services to others. Each agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the Portfolio when authorized either by majority vote of the investors in the Portfolio (with the vote of each being in proportion to its interests) or by a vote of a majority of the Board of Trustees of Diversified Investors Portfolios, or by the Adviser on not more than 60 days' nor less than 30 days' written notice, or by the applicable Subadviser on not less than 90 days' written notice, and will automatically terminate in the event of its assignment. Each agreement provides that neither the Adviser nor Subadviser nor their personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Portfolio, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its or their obligations and duties under the Advisory Agreement and the Subadvisory Agreement, as the case may be.


     The Adviser's and Subadviser's fees with respect to each Portfolio are described in the Prospectus.

     Diversified is an investment firm dedicated to meeting the complete needs of retirement plan sponsors and participants from pre through postretirement. Diversified provides flexible, highquality services coupled with the employment of independent investment managers in an innovative investment structure.


     Diversified provides services with respect to $23 billion in retirement plan assets and has offices in Boston, Charlotte, Chicago, Cincinnati, Dallas, Houston, New Orleans, New York, Philadelphia, Portland and San Francisco. It maintains recordkeeping for 500,000 participants and has 700 employees dedicated to retirement plan investment and administration. Its employees average more than seven years of retirement plan experience.


     As experts in customizing retirement solutions, Diversified offers comprehensive programs of highquality investments and administrative services to defined benefit, defined contribution and notforprofit pension plan sponsors. Diversified forms a partnership with its clients to provide exceptional plan design, participant communication programs, recordkeeping services and technical guidance. Diversified's investment structure provides access to an array of complementary investment alternatives representing the major asset classes along the risk/reward spectrum.


     Subadvisers are selected from more than 4,000 independent firms. Through a rigorous portfolio manager selection process which includes researching each potential subadviser's asset class, track record, organizational structure, management team, consistency of performance and assets under management, five to ten potential subadvisers are chosen. Out of that group, Diversified then carefully chooses the three most qualified potential subadvisers based on performance evaluation, ownership structure, personnel and philosophy to return for an onsite visit and a quantitative and qualitative analysis by the investment committee. Out of those three potential subadvisers, Diversified then hires the most qualified, independent subadviser for each Portfolio, subject to approval by the Board of Trustees of Diversified Investors Portfolios, including a majority of the Trustees who are not "interested persons" of Diversified Investors Portfolios.


     Each Subadviser's performance on behalf of a Portfolio is carefully monitored by Diversified taking into consideration investment objectives and policies and level of risk. Diversified brings comprehensive monitoring and control to the investment management process. It seeks superior portfolio management and moves purposefully in replacing managers when warranted. From a plan sponsor's perspective, replacing a manager, and not the investment fund, is a key advantage in avoiding the expense and difficulty of reenrolling participants or disrupting established plan administration.


     Diversified Investors Portfolios has obtained an exemptive order from the Securities and Exchange Commission which permits the Portfolios to obtain the services of one or more subadvisers without investor or shareholder approval. The exemptive order also permits the terms of sub-advisory agreements to be changed and the employment of subadvisers to be continued after events that would otherwise cause an automatic termination of a sub-advisory agreement, in each case without shareholder approval if those changes or continuation are approved by the Portfolio's Board of Trustees. If a subadviser were added or changed without shareholder approval, the Prospectus would be revised and shareholders notified. Before a Portfolio relies on the exemptive order, the Portfolio's investors must approve it.

     Highly disciplined manager evaluation on both a quantitative and qualitative basis is an ongoing process. Diversified's Manager Monitoring Group gathers and analyzes performance and Diversified's Investment Committee reviews it. Performance attribution, risk/return ratios and purchase/sale assessments are prepared monthly and, each quarter, a more comprehensive review is completed which consists of manager visits, fundamental analysis and statistical analysis. Extensive quarterly analysis is conducted to ensure that the investment fund is being managed in line with the stated objectives. Semiannually, the Investment Committee reviews the backup manager selection, regression analysis and universe comparisons.

     A number of "red flags" signal a more extensive and frequent manager review. These flags consist of a return inconsistent with the investment objective, changes in subadviser leadership, ownership or portfolio managers, large changes in assets under management and changes in philosophy or discipline. The immediate response to any red flag is to assess the potential impact on the manager's ability to meet investment objectives. Diversified monitors "backup" additional independent managers for each investment class so that, should a manager change be warranted, the transition can be effected on a timely basis.

     For the fiscal year ended December 31, 1996, Diversified earned and voluntarily waived advisory fees as indicated with respect to the following
Portfolios:

    PORTFOLIO                                   EARNED       WAIVED
Money Market..........................       $ 445,832        $ 680
High Quality Bond....................          627,049           --
Intermediate Government Bond..........         340,989       27,685
Government/Corporate Bond.............       1,232,524           --
High-Yield Bond.......................          60,742       60,742
Balanced..............................         995,489           --
Equity Income.........................       3,895,211           --
Equity Value..........................          84,055       70,088
Growth & Income.......................       1,052,349       39,117
Equity Growth.........................       1,730,632        1,462
Special Equity........................       3,255,893       47,350
Aggressive Equity.....................          95,060       57,964
International Equity..................         799,760       69,256

For the fiscal year ended December 31, 1997, Diversified earned and voluntarily waived advisory fees as indicated with respect to the following Portfolios:

    PORTFOLIO                                   EARNED       WAIVED
Money Market..........................       $ 553,205          $--
High Quality Bond.....................         707,143           --
Intermediate Government Bond..........         340,670       15,525
Government/Corporate Bond.............       1,174,374           --
High-Yield Bond.......................         182,367       46,946
Balanced..............................       1,547,690           --
Equity Income.........................       4,950,239           --
Equity Value..........................         882,508       56,044
Growth & Income.......................       1,679,535           --
Equity Growth.........................       2,405,212           --
Special Equity........................       4,986,640           --
Aggressive Equity.....................         182,991       61,577
International Equity..................       1,434,770       16,399

     For the fiscal year ended December 31, 1998, Diversified earned and voluntarily waived advisory fees as indicated with respect to the following
Portfolios:


    PORTFOLIO                               EARNED          WAIVED
Money Market..........................      $ 654,703        $  --
High Quality Bond.....................        753,726           --
Intermediate Government Bond..........        491,360        2,380
Intermediate Bond.....................          12,711      12,711
Government/Corporate Bond.............      1,606,383           --
Balanced..............................      2,065,391           --
Equity Income.........................      5,830,442           --
Equity Value..........................      2,104,570       42,746
Growth & Income.......................      3,258,008           --
Equity Growth.........................      3,276,416       11,336
Special Equity........................      6,306,553        5,925
Select Equity.........................          --              --
Aggressive Equity.....................      470,377         51,355
High-Yield Bond.......................        423,436       27,930
International Equity..................      2,029,625       30,764


ADMINISTRATOR


     The Administrative Services Agreement between Diversified, as Administrator, and Diversified Investors Portfolios is described in the Prospectus. The agreement provides that Diversified may render services to others as administrator. In addition, the agreement terminates automatically if it is assigned and may be terminated without penalty by majority vote of the investors in Diversified Investors Portfolios (with the vote of each being in proportion to its interest). The Administrative Services Agreement also provides that neither Diversified nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in connection with any Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their duties or obligations under said agreements.

CUSTODIAN

     Pursuant to a Custodian Contract, Investors Bank & Trust Company acts as the custodian of each Portfolio's assets (the "Custodian"). The Custodian's business address is 89 South Street, Boston, Massachusetts 02205-1537. The Custodian's responsibilities include safeguarding and controlling cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Portfolios' investments, maintaining books of original entry for portfolio accounting and other required books and accounts, and calculating the daily net asset value of beneficial interests in each Portfolio. Securities held by a Portfolio may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company and may be held by a subcustodian bank if such arrangements are reviewed and approved by the Board of Trustees of Diversified Investors Portfolios. The Custodian does not determine the investment policies of any Portfolio or decide which securities any Portfolio will buy or sell. A Portfolio may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities and foreign exchange transactions. For its services, the Custodian will receive such compensation as may from time to time be agreed upon by it and Diversified Investors Portfolios.

INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP, serves as the independent accountants for Diversified Investors Portfolios providing audit and accounting services including (i) audit of the annual financial statements, (ii) assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission and (iii) preparation of annual income tax returns.

               MANAGEMENT OF THE STRATEGIC VARIABLE FUNDS ACCOUNT

     The members of the Managing Board of Diversified Investors Strategic Variable Funds and officers of AUSA directly involved in activities related to Diversified Investors Strategic Variable Funds, and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate those members of the Managing Board who are "interested persons" (as defined in the 1940 Act) of Diversified Investors Strategic Variable Funds. Unless otherwise indicated, the address of each member and officer of AUSA is Four Manhattanville Road, Purchase, New York 10577.


                                       AGE
                                     (AS OF             PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                    11/15/98)           DURING PAST 5 YEARS
Tom A. Schlossberg*                     49      12/93 to present-- President, Chief Executive
(Managing Board Member)                         Officer and Chairman of the Managing Board,
                                                Diversified Investment Advisors, Inc.

Neal M. Jewell                          64      1/1995 to present-- Consultant; 1995 to
(Managing Board Member)                         present - Independent Trustee, EAI Select (a
355 Thornridge Drive                            registered investment company); 11/1991 to
Stamford, CT 06903                              1/1995-- Executive Vice President, American
                                                International Group Asset Management.

Eugene M. Mannella                      44      8/1993 to present-- Vice President, Investment
(Managing Board Member)                         Management Services Inc.; 5/1996 to present --
2 Orchard Neck Road                             President, Brooks Asset Management LLC.
Center Moriches, New York 19934


Mark Mullin                             35      4/95 to present -- Vice President, Diversified
(Managing Board Member)                         Investment Advisors, Inc.; 4/93 to 3/95 --
                                                Portfolio Manager, AEGON Netherlands.

Patricia L. Sawyer                      48      1990 to present-- President and Executive Search
(Managing Board Member)                         Consultant, Smith & Sawyer LLC
P.O. Box 8063
Vero Beach, Florida 32963

Robert F. Colby                         43      11/1993 to present-- Vice President and General
                                                Counsel, Diversified Investment Advisors, Inc.;
                                                3/1995 to present -- Vice President and Assistant
                                                Secretary, AUSA Life Insurance Company, Inc.;
                                                11/1993 to present -- Vice President, Diversified
                                                Investors Securities Corp.


Alfred C. Sylvain                       47      11/1993 to present-- Vice President, Treasurer
                                                and Assistant Secretary, Diversified Investment
                                                Advisors, Inc.; 1/1994 to present -- Treasurer,
                                                Diversified Investors Securities Corp.;
                                                2/1995 to present - Director, Diversified
                                                Investors Securities Corp.

John F. Hughes                          57      11/1993 to present-- Vice President and Senior
                                                Counsel, Diversified Investment Advisors, Inc.;
                                                11/1993 to present -- Vice President , AUSA Life
                                                Insurance Company, Inc.; 11/1993 to present --
                                                Assistant Secretary, Diversified Investors Securities
                                                Corp.

Catherine A. Mohr                       77      11/1993 to present-- Vice President,Diversified
                                                Investment Advisors, Inc.; 8/1995 to
                                                present -- Assistant Secretary, AUSA Life
                                                Insurance Company, Inc.; 1/1993 to
                                                present -- Assistant Secretary, Diversified
                                                Investors Securities Corp.; 1/1992 to
                                                present -- Assistant Vice President, The Mutual
                                                Life Insurance Company of New York.



Compensation

     For the fiscal year ended December 31, 1998, Diversified Investors Strategic Variable Funds provided the following compensation to members of the Managing Board.



--------------------------------------------------------------------------------------------------------------
                                                   PENSION OR                                COMPENSATION
                                AGGREGATE      RETIREMENT BENEFITS    ESTIMATED ANNUAL   FROM THE REGISTRANT
                              COMPENSATION      ACCRUED AS PART OF      BENEFITS UPON      AND FUND COMPLEX
NAME OF PERSON,POSITION      FROM REGISTRANT      FUND EXPENSES          RETIREMENT        PAID TO MEMBERS
--------------------------------------------------------------------------------------------------------------
TOM A. SCHLOSSBERG
MANAGING BOARD MEMBER             None                None                 None                 None
--------------------------------------------------------------------------------------------------------------
NEAL M. JEWELL
MANAGING BOARD MEMBER           $3,250                None                 None                $3,250
--------------------------------------------------------------------------------------------------------------
EUGENE M. MANELLA
MANAGING BOARD MEMBER           $3,250                None                 None                $3,250
--------------------------------------------------------------------------------------------------------------
MARK MULLIN
MANAGING BOARD MEMBER            None                 None                 None                 None
--------------------------------------------------------------------------------------------------------------
PATRICIA L. SAWYER
MANAGING BOARD MEMBER           $3,250                None                 None                $3,250
--------------------------------------------------------------------------------------------------------------



INVESTMENT ADVISORY SERVICES

     Diversified manages the assets of each Strategic Variable Funds Subaccount pursuant to an Investment Advisory Agreement with AUSA with respect to such Strategic Variable Funds Subaccount and the investment policies described herein and in the Prospectus. AUSA will bear any expenses of the Strategic Variable Funds Subaccounts other than the 0.20% advisory fee. Of course, the Strategic Variable Funds Subaccounts will still indirectly bear their proportionate share of the cost of operating the underlying Variable Funds Subaccounts in which the Strategic Variable Funds Subaccounts invest because the Strategic Variable Funds Subaccounts, as shareholders of the underlying Variable Funds Subaccounts, will bear their proportionate share of any fees and expenses paid by the underlying Variable Funds Subaccounts.

     Under the Investment Advisory Agreement with each Strategic Variable Funds Subaccount, Diversified provides each Strategic Variable Funds Subaccount with discretionary investment services. Specifically, Diversified is responsible for supervising and directing the investments of each Strategic Variable Funds Subaccount in accordance with each Strategic Variable Funds Subaccount's investment objectives, program, and restrictions as provided in the Prospectus and this Statement of Additional Information. Diversified is also responsible for effecting all security transactions on behalf of each Strategic Variable Funds Subaccount. The Strategic Variable Funds Subaccounts will invest their assets in units of the underlying Variable Funds Subaccounts and such investments will be made without the payment of any commission or other sales charges. In addition to these services, Diversified provides each Strategic Variable Funds Subaccount with certain administrative services, including: maintaining records, and registering and qualifying each Strategic Variable Funds Subaccount's units under federal and state laws; monitoring the financial, accounting, and administrative functions of each Strategic Variable Funds Subaccount; maintaining liaison with the agents employed by each Strategic Variable Funds Subaccount such as the custodian; assisting each Strategic Variable Funds Subaccount in the coordination of such agents' activities; and permitting Diversified's employees to serve as officers, managing board members, and committee members of the Strategic Variable Funds Account without cost to the Strategic Variable Funds Account.

     Each Strategic Variable Funds Subaccount's Investment Advisory Agreement also provides that Diversified, its directors, officers, employees, and certain other persons performing specific functions for the Strategic Variable Funds Subaccount will only be liable to the Strategic Variable Funds Subaccount for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

     For general information regarding Diversified, see the discussion in "Management of Diversified Investors Portfolios--Investment Advisory Services" on page __ above.

CUSTODIAN

     Pursuant to a Custodian Agreement, Investors Bank & Trust Company (the "Custodian") acts as the custodian of each Strategic Variable Funds Subaccount's assets, i.e., each Strategic Variable Funds Subaccount's interest in the underlying Variable Funds Subaccounts. For its services, the Custodian will receive such compensation as may from time to time be agreed upon by it and AUSA. AUSA has agreed to pay all such fees.

             DIVERSIFIED INVESTORS PORTFOLIOS: DESCRIPTION OF TRUST

     Diversified Investors Portfolios is organized as a trust under the law of the State of New York. Under Diversified Investors Portfolios' Declaration of Trust, the Trustees are authorized to issue beneficial interests in one or more series. Currently there are fifteen active series of Diversified Investors Portfolios. Investors in a Portfolio will be held personally liable for the obligations and liabilities of that Portfolio (and of no other Portfolio), subject, however, to indemnification by Diversified Investors Portfolios in the event that there is imposed upon an investor a greater portion of the liabilities and obligations of the Portfolio than its proportionate beneficial interest in the Portfolio. The Declaration of Trust also provides that Diversified Investors Portfolios shall maintain appropriate insurance (for example, a fidelity bond and errors and omissions insurance) for the protection of Diversified Investors Portfolios, its investors, Trustees of Diversified Investors Portfolios, officers, employees and agents, and covering possible tort and other liabilities. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and Diversified Investors Portfolios itself was unable to meet its obligations.

     Investors in a Portfolio are entitled to participate pro rata in distributions of taxable income, loss, gain and credit of their respective Portfolio only. Upon liquidation or dissolution of a Portfolio, investors are entitled to share pro rata in that Portfolio's (and no other Portfolio) net assets available for distribution to its investors. Diversified Investor Portfolios reserves the right to create and issue additional series of beneficial interest, in which case the beneficial interests in each new Portfolio would participate equally in the earnings, dividends and assets of that particular Portfolio only (and no other Portfolio). Any property of Diversified Investors Portfolios is allocated and belongs to a specific Portfolio to the exclusion of all other Portfolios. All consideration received by Diversified Investors Portfolios for the issuance and sale of beneficial interests in a particular Portfolio, together with all assets in which such consideration is invested or reinvested, all income, earnings and proceeds thereof, and any funds or payments derived from any reinvestment of such proceeds, is held by the Trustees of Diversified Investors Portfolios in a separate subtrust (a Portfolio) for the benefit of investors in that Portfolio and irrevocably belongs to that Portfolio for all purposes. Neither a Portfolio nor investors in that Portfolio possess any right to or interest in the assets belonging to any other Portfolio.

     Investments in a Portfolio have no preference, preemptive, conversion or similar rights and are fully paid and nonassessable, except as set forth below. Investments in a Portfolio may not be transferred.

     Each investor is entitled to a vote in proportion to the amount of its investment in each Portfolio. Investors in a Portfolio do not have cumulative voting rights, and investors holding more than 50% of the aggregate beneficial interests in all outstanding Portfolios may elect all of the Trustees if they choose to do so and in such event other investors would not be able to elect any Trustees. Investors in each Portfolio will vote as a separate class except as to voting for the election of Trustees, as otherwise required by the 1940 Act, or if determined by the Trustees to be a matter which affects all Portfolios. As to any matter which does not affect the interest of a particular Portfolio, only investors in the one or more affected Portfolios are entitled to vote. Diversified Investors Portfolios is not required and has no current intention of holding annual meetings of investors, but will hold special meetings of investors when in the judgment of Trustees it is necessary or desirable to submit matters for an investor vote. The Declaration of Trust may be amended without the vote of investors, except that investors have the right to approve by affirmative majority vote any amendment which would affect their voting rights, alter the procedures to amend the Declaration of Trust, or as required by law or by Diversified Investors Portfolios' registration statement, or as submitted to them by the Trustees. Any amendment submitted to investors which the Trustees determine would affect the investors of any Portfolio shall be authorized by vote of the investors of such Portfolio and no vote will be required of investors in a Portfolio not affected.

     Diversified Investors Portfolios or any Portfolio may enter into a merger or consolidation, or sell all or substantially all of its assets, if approved
(a) at a meeting of investors by investors representing the lesser of (i) 67% or more of the beneficial interest in the affected Portfolio present or represented at such meeting, if investors in more that 50% of all such beneficial interests are present or represented by proxy, or (ii) more than 50% of all such beneficial interests, or (b) by an instrument in writing without a meeting, consented to by investors representing not less than a majority of the beneficial interest in the affected Portfolio. Diversified Investors Portfolios or any Portfolio may also be terminated (i) upon liquidation and distribution of its assets if approved by the vote of two thirds of its investors (with the vote of each being in proportion to the amount of its investment), (ii) by the Trustees by written notice to its investors, or (iii) upon the bankruptcy or expulsion of an investor in the affected Portfolio, unless the investors in such Portfolio, by majority vote, agree to continue the Portfolio. Diversified Investors Portfolios will be dissolved upon the dissolution of the last remaining Portfolio.

     The Declaration of Trust provides that obligations of Diversified Investors Portfolios are not binding upon the Trustees individually but only upon the property of Diversified Investors Portfolios and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

     The Declaration of Trust further provides that it will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with Diversified Investors Portfolios, unless, as to liability to Diversified Investors Portfolios or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of Diversified Investors Portfolios. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                            TAX INFORMATION RELATING
                      TO DIVERSIFIED INVESTORS PORTFOLIOS

     Diversified Investors Portfolios is organized as a New York trust. The Trust and each Portfolio are not subject to any income or franchise tax in the State of New York. However, each investor in a Portfolio will be taxable on its share (as determined in accordance with the governing instruments of the Trust) of the Portfolio's ordinary income and capital gain in determining its income tax liability. The determination of such share will be made in accordance with the Internal Revenue Code and regulations promulgated thereunder.

     Each Portfolio, since it is taxed as a partnership, is not subject to federal income taxation. Instead, and investor must take into account, in computing its federal income tax liability, its share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Portfolio.

     Withdrawals by investors from each Portfolio generally will not result in their recognizing any gain or loss for federal income tax purposes, except that
(1) gain will be recognized to the extent that any cash distributed exceeds the basis of the investor's interest in the Portfolio prior to the distribution,

(2) income or gain will be realized if the withdrawal is in liquidation of the investor's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio, and (3) loss will be recognized if the distribution is in liquidation of that entire interest and consists solely of cash and/or unrealized receivables. The basis of an investor's interest in a Portfolio generally equals the amount of cash and the basis of any property that the investor invests in the Portfolio, increased by the investor's share of income from the Portfolio and decreased by the amount of any cash distributions and the basis of any property distributed from the Portfolio.

     Each Portfolio's taxable year-end will be December 31. Although, as described above, the Portfolios will not be subject to federal income tax, each will file appropriate income tax returns.

     It is intended that each Portfolio's assets, income and distributions will be managed in such a way that an investor in each Portfolio will be able to satisfy the requirements of Subchapter M of the Code.

     There are certain tax issues that will be relevant to only certain of the investors, specifically investors that are segregated asset accounts and investors who contribute assets rather than cash to a Portfolio. It is intended that such segregated asset accounts will be able to satisfy diversification requirements applicable to them and that such contributions of assets will not be taxable provided certain requirements are met. Such Investors are advised to consult their own tax advisors as to the tax consequences of an investment in a Portfolio.

HEDGING STRATEGIES

     The use of hedging strategies, such as a Portfolio's entering into interest rate futures contracts and purchasing options thereon, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith. Income from the disposition of futures contracts and options thereon will be subject to the limitation that a Portfolio must derive less than 30% of its gross income from the sale or other disposition of securities, options or futures contracts held for less than three months (the "Short-Short Limitation").

     If certain requirements are satisfied, any increase in value on a position that is part of a "designated hedge" will be offset by an decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Short-Short Limitation is satisfied. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. Each Portfolio intends to qualify for this treatment when it engages in hedging transactions, but at the present time it is not clear whether this treatment will be available for all of a Portfolio's hedging transactions. To the extent this treatment is not available, a Portfolio may be forced to defer the closing out of certain options and futures contracts beyond the time when it otherwise would be advantageous to do so, in order for an investor in the Portfolio to qualify as a RIC.

OTHER TAXATION

     The investment by an investor in a Portfolio does not cause the investor to be liable for any income or franchise tax in the State of New York. Investors are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Portfolio.

                  STATUTORY BASIS FINANCIAL STATEMENTS OF AUSA

     The statutory basis financial statements of AUSA that are included in this Statement of Additional Information are different from the financial statements of Diversified Investors Variable Funds and Diversified Investors Strategic Variable Funds. The statutory basis financial statements of AUSA should be considered only as bearing upon the ability of AUSA to meet its obligations under the Contracts and should not be considered as bearing on the investment performance of the assets held in Diversified Investors Variable Funds or Diversified Investors Strategic Variable Funds.

                                   APPENDIX A

                        DESCRIPTION OF SECURITY RATINGS

STANDARD & POOR'S

 Corporate and Municipal Bonds

     AAA--An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA--An obligation rated AA differs from the highest rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A--An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB--An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     BB--An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     Plus (+) or minus (-)--The ratings from AA to BB may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

 Commercial Paper, including Tax Exempt

     A1--A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2--A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3--A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

MOODY'S

 Corporate and Municipal Bonds

     AAA--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

     A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     BAA--Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     BA--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as wellassured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

 Commercial Paper

     PRIME-1--Issuers rated Prime1 (or supporting institutions) have a superior ability for repayment of senior shortterm debt obligations. Prime1 repayment ability will often be evidenced by many of the following characteristics:

        --     Leading market positions in well established industries.
        --     High rates of return on funds employed.
        --     Conservative capitalization structure with moderate reliance on debt and ample asset protection.
        --     Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
        --     Well-established access to a range of financial markets and assureds sources of alternate liquidity.

                               FINANCIAL STATEMENTS - STATUTORY BASIS

                                 AUSA LIFE INSURANCE COMPANY, INC.

                            YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996
                                WITH REPORT OF INDEPENDENT AUDITORS

                       AUSA Life Insurance Company, Inc.

                     Financial Statements - Statutory Basis


                  Years ended December 31, 1998, 1997 and 1996






                                           CONTENTS

Report of Independent Auditors................................................1

Audited Financial Statements

Balance Sheets - Statutory Basis..............................................2
Statements of Operations - Statutory Basis....................................4
Statements of Changes in Capital and Surplus - Statutory Basis................5
Statements of Cash Flows - Statutory Basis....................................6
Notes to Financial Statements - Statutory Basis...............................7

                         Report of Independent Auditors



The Board of Directors
AUSA Life Insurance Company, Inc.


We have audited the accompanying statutory-basis balance sheets of AUSA Life Insurance Company, Inc. as of December 31, 1998 and 1997 and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Department of Insurance of the State of New York, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matters described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of AUSA Life Insurance Company, Inc. at December 31, 1998 and 1997, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1998.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AUSA Life Insurance Company, Inc. at December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998 in conformity with accounting practices prescribed or permitted by the Department of Insurance of the State of New York.

                                                              Ernst & Young LLP

Des Moines, Iowa
February 19, 1999

                       AUSA Life Insurance Company, Inc.

                        Balance Sheets - Statutory Basis
                 (Dollars in thousands, except per share data)




                                                                      DECEMBER 31
                                                                 1998            1997
                                                             ----------------------------
ADMITTED ASSETS
Cash and invested assets:
 Cash and short-term investments                             $    61,065     $    68,131
 Bonds                                                         4,151,780       3,988,635
 Stocks:
   Preferred                                                       2,582           1,792
   Common, at market (cost: $14 in 1998 and
     $118 in 1997)                                                     2             144
 Mortgage loans on real estate                                   413,107         495,009
 Real estate acquired in satisfaction of debt, at cost less
   accumulated depreciation ($2,474 in 1998 and $1,816
   in 1997)                                                       33,986          45,695
 Policy loans                                                      3,181           3,046
 Other invested assets                                            30,795          22,414
                                                             ----------------------------
Total cash and invested assets                                  4,696,498      4,624,866

Short-term note receivable from affiliate                          10,400          8,800
Receivable from affiliates                                         14,731            794
Premiums deferred and uncollected                                   6,408          6,316
Accrued investment income                                          64,859         69,989
Federal income taxes recoverable                                      527              -
Other assets                                                       12,567          7,609
Separate account assets                                         6,517,152      5,630,093





                                                             ----------------------------
Total admitted assets                                         $11,323,142    $10,348,467
                                                             ============================
See accompanying notes.


                                                                      DECEMBER 31
                                                                 1998            1997
                                                             ----------------------------
LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
 Aggregate reserves for policies and contracts:
   Life                                                      $   109,132     $   103,370
    Annuity                                                      868,294         911,075
    Accident and health                                           16,416          16,547
 Policy and contract claim reserves:
    Life                                                           4,927           5,456
    Accident and health                                           10,302          11,125
 Other policyholders' funds                                    3,267,417       3,181,719
 Remittances and items not allocated                              58,724          35,267
 Asset valuation reserve                                          84,077          67,324
 Interest maintenance reserve                                     37,253          25,882
 Payable to affiliates                                                 -           2,247
 Deferred income                                                   5,230          13,421
 Payable under assumption reinsurance agreement                   52,837          56,952
 Other liabilities                                                 7,422           8,400
 Federal income taxes payable                                          -           1,010
 Separate account liabilities                                  6,497,865       5,608,364
                                                             ----------------------------
Total liabilities                                             11,019,896      10,048,159

Commitments and contingencies

Capital and surplus:
 Common stock, $125 par value, 20,000 shares authorized,
   issued and outstanding                                          2,500           2,500
 Paid-in surplus                                                 319,180         319,180
 Special surplus funds                                             1,827           1,607
 Unassigned surplus (deficit)                                    (20,261)        (22,979)
                                                             ----------------------------
Total capital and surplus                                        303,246         300,308
                                                             ----------------------------
Total liabilities and capital and surplus                    $11,323,142     $10,348,467
                                                             ============================

See accompanying notes.

                       AUSA Life Insurance Company, Inc.

                   Statements of Operations - Statutory Basis
                             (Dollars in thousands)



                                                                      YEAR ENDED DECEMBER 31
                                                                 1998          1997           1996
                                                            -------------------------------------------
Revenues:
  Premiums and other considerations, net of reinsurance:
    Life                                                      $   22,664    $   71,899     $   21,120
    Annuity                                                    1,132,120     1,199,470      1,092,033
    Accident and health                                           32,869        39,999         52,831
  Net investment income                                          345,660       341,540        339,460
  Amortization of interest maintenance reserve                     6,116         3,392          2,326
  Commissions and expense allowances on reinsurance
    ceded                                                            302           374            438
  Other income                                                         -        17,240         10,739
                                                            -------------------------------------------
                                                               1,539,731     1,673,914      1,518,947
Benefits and expenses:
  Benefits paid or provided for:
    Life and accident and health benefits                         32,464        39,045         50,647
    Surrender benefits                                         1,117,653     1,175,051        864,643
    Other benefits                                                20,886        14,316         11,699
    Increase (decrease) in aggregate reserves for policies
      and contracts:
      Life                                                         5,762        52,500          2,492
      Annuity                                                    (42,781)       65,982         53,136
      Accident and health                                           (131)       (1,357)        (1,063)
      Other                                                          (67)          580            609
    Increase in liability for premium and other deposit
      type funds                                                  85,461        92,280         93,893
                                                            -------------------------------------------
                                                               1,219,247     1,438,397      1,076,056
 Insurance expenses:
    Commissions                                                   69,009        79,099         87,938
    General insurance expenses                                    95,169        92,613         83,885
    Taxes, licenses and fees                                       1,466         3,717          3,335
    Net transfers to separate accounts                           130,910        42,490        255,672
    Other expenses                                                   978           181            145
                                                            -------------------------------------------
                                                                 297,532       218,100        430,975
                                                            -------------------------------------------
                                                               1,516,779     1,656,497      1,507,031
                                                            -------------------------------------------
Gain from operations before federal income tax expense
and net realized capital gains (losses) on investments            22,952        17,417         11,916
Federal income tax expense                                         4,021         5,247          5,719
Gain from operations before net realized capital gains      -------------------------------------------
  (losses) on investments                                         18,931        12,170          6,197
Net realized capital gains (losses) on investments (net of
  related federal income taxes and amounts transferred to
  interest maintenance reserve)                                    3,770           831        (12,107)
                                                            -------------------------------------------
Net income (loss)                                             $   22,701    $   13,001     $   (5,910)
                                                            ===========================================

See accompanying notes.

                       AUSA Life Insurance Company, Inc.

                      Statements of Changes in Capital and
                           Surplus - Statutory Basis
                             (Dollars in thousands)

                                                                      SPECIAL UNASSIGNED      TOTAL
                                                 COMMON    PAID-IN    SURPLUS   SURPLUS    CAPITAL AND
                                                  STOCK    SURPLUS     FUNDS   (DEFICIT)     SURPLUS
                                                -----------------------------------------------------
Balance at January 1, 1996                       $2,500   $319,180    $1,357  $   5,217     $328,254
  Net loss                                            -          -         -     (5,910)      (5,910)
  Change in net unrealized capital gains (losses)     -          -         -       (460)        (460)
  Change in non-admitted assets                       -          -         -        437          437
  Change in special surplus funds                     -          -       116          -          116
  Change in liability for reinsurance in
    unauthorized companies                            -          -         -        (42)         (42)
  Change in asset valuation reserve                   -          -         -     (6,217)      (6,217)
  Seed money contributed to separate account,
    net of redemptions                                -          -         -    (12,500)     (12,500)
  Change in surplus in separate account               -          -         -     14,783       14,783
  Prior year federal income tax adjustment            -          -         -        446          446
                                                -----------------------------------------------------
Balance at December 31, 1996                      2,500    319,180     1,473     (4,246)     318,907
  Net income                                          -          -         -     13,001       13,001
  Change in net unrealized capital gains (losses)     -          -         -     (2,710)      (2,710)
  Change in non-admitted assets                       -          -         -     (8,617)      (8,617)
  Change in special surplus funds                     -          -       134          -          134
  Change in liability for reinsurance in
    unauthorized companies                            -          -         -         29           29
  Change in asset valuation reserve                   -          -         -    (20,446)     (20,446)
  Seed money withdrawn from separate account,
    net of redemptions                                -          -         -     11,700       11,700
  Change in surplus in separate account               -          -         -    (11,749)     (11,749)
  Prior year federal income tax adjustment            -          -         -         59           59
                                                -----------------------------------------------------
Balance at December 31, 1997                      2,500    319,180     1,607    (22,979)     300,308
  Net income                                          -          -         -     22,701       22,701
  Change in net unrealized capital gains (losses)     -          -         -      4,439        4,439
  Change in non-admitted assets                       -          -         -       (511)        (511)
  Change in special surplus funds                     -          -       220          -          220
  Change in liability for reinsurance in
    unauthorized companies                            -          -         -         18           18
  Change in asset valuation reserve                   -          -         -    (16,753)     (16,753)
  Seed money withdrawn from separate account,
    net of redemptions                                -          -         -      1,818        1,818
  Change in surplus in separate account               -          -         -       (994)        (994)
  Dividend to stockholder                             -          -         -     (8,000)      (8,000)
                                                -----------------------------------------------------
Balance at December 31, 1998                     $2,500   $319,180    $1,827   $(20,261)    $303,246
                                                =====================================================

See accompanying notes.

                       AUSA Life Insurance Company, Inc.

                   Statements of Cash Flows - Statutory Basis
                             (Dollars in thousands)




                                                                      YEAR ENDED DECEMBER 31
                                                                 1998          1997           1996
                                                            -------------------------------------------
OPERATING ACTIVITIES
Premiums and other considerations, net of reinsurance         $1,191,035    $1,340,757     $1,177,613
Net investment income                                            353,054       340,150        345,153
Life and accident and health claims                              (33,979)      (40,151)       (52,590)
Surrender benefits and other fund withdrawals                 (1,117,653)   (1,175,051)      (864,643)
Other benefits to policyholders                                  (20,876)      (14,290)       (11,697)
Commissions, other expenses and other taxes                     (169,784)     (184,457)      (193,405)
Net transfers to separate account                               (130,976)      (43,309)      (257,467)
Federal income taxes paid                                         (5,558)       (4,704)        (4,490)
Other, net                                                        (3,806)       (3,744)       (14,431)
                                                            -------------------------------------------
Net cash provided by operating activities                         61,457       215,201        124,043

INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid:
  Bonds and preferred stocks                                   1,381,784       968,184        777,107
  Common stocks                                                      164             -          5,288
  Mortgage loans on real estate                                  138,723       179,810        165,460
  Real estate                                                     22,067        25,104              -
  Policy loans                                                         -            16              4
  Other                                                              (21)            -              -
                                                            -------------------------------------------
                                                               1,542,717     1,173,114        947,859
Cost of investments acquired:
  Bonds and preferred stocks                                  (1,554,838)   (1,260,122)    (1,101,918)
  Common stocks                                                        -          (103)          (589)
  Mortgage loans on real estate                                  (51,862)      (60,722)       (42,118)
  Real estate                                                       (561)            -           (521)
  Policy loans                                                      (135)         (146)          (153)
  Other                                                            5,756       (17,805)        (2,695)
                                                            -------------------------------------------
                                                              (1,601,640)   (1,338,898)    (1,147,994)
                                                            -------------------------------------------
Net cash used in investing activities                            (58,923)     (165,784)      (200,135)

FINANCING ACTIVITIES
Payment of intercompany notes, net                                (1,600)       (9,400)       (19,200)
Dividends to stockholders                                         (8,000)            -              -
                                                            -------------------------------------------
Net cash used in financing activities                             (9,600)       (9,400)       (19,200)
                                                            -------------------------------------------
Increase (decrease) in cash and short-term investments            (7,066)       40,017        (95,292)

Cash and short-term investments at beginning of year              68,131        28,114        123,406
                                                            -------------------------------------------
Cash and short-term investments at end of year                $   61,065    $   68,131      $  28,114
                                                            ===========================================

See accompanying notes.

                       AUSA Life Insurance Company, Inc.

                Notes to Financial Statements - Statutory Basis
                             (Dollars in thousands)

                               December 31, 1998




1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

AUSA Life Insurance Company, Inc. ("the Company") is a stock life insurance company and is 82 percent owned by First AUSA Life Insurance Company ("First AUSA"), a wholly-owned subsidiary of AEGON USA, Inc. ("AEGON"), and 18 percent owned by Veterans Life Insurance Company, an indirect wholly-owned subsidiary of AEGON. AEGON is a wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands. Effective September 24, 1993, First AUSA purchased from The Dreyfus Corporation ("Dreyfus"), its entire interest in Dreyfus Life Insurance Company and subsequently changed the name to AUSA Life Insurance Company, Inc. On December 31, 1993, the Company entered into an assumption reinsurance agreement with Mutual of New York ("MONY") to transfer certain group pension business of MONY to the Company.

In July 1996, the Company completed a merger with International Life Investors Insurance Company ("ILI"), a wholly-owned subsidiary of Life Investors Insurance Company of America, another wholly-owned subsidiary of First AUSA, whereby ILI was merged directly into the Company. The Company received assets of $688,233 and liabilities of $635,189. The difference between assets and liabilities was transferred directly to capital and surplus. In accordance with National Association of Insurance Commissioners ("NAIC") statutory accounting principles, all prior period financial statements presented have been restated as if the merger took place at the beginning of such periods. Historical book values carried over from the separate companies to the combined entity.

On October 1, 1998, the Company completed a merger with First Providian Life and Health Insurance Company ("FPLH"), an indirect wholly-owned subsidiary of Commonwealth General Corporation which, in turn, is an indirect wholly-owned subsidiary of AEGON, whereby FPLH was merged directly into the Company. The accompanying financial statements give retroactive effect as if the merger had occurred on January 1, 1996 in conformity with the practices of the NAIC and accounting practices prescribed or permitted by the Department of Insurance of the State of New York. This merger was accounted for under the pooling of interests method of accounting and, accordingly, the historical book values carried over from the separate companies to the Company.

                       AUSA Life Insurance Company, Inc.

                             (Dollars in thousands)




1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Summarized financial information for the Company and FPLH prior to the merger are as follows:

                                  PERIOD ENDED
                                  SEPTEMBER 30      YEAR ENDED DECEMBER 31
                                                ------------------------------
                                      1998            1997           1996
                                 ---------------------------------------------
                                   (UNAUDITED)
  Revenues:
    The Company                    $1,155,265     $ 1,585,260     $1,454,207
    FPLH                               75,929          88,654         64,740
                                 ---------------------------------------------
  As restated                      $1,231,194     $ 1,673,914     $1,518,947
                                 =============================================

  Net income (loss):
    The Company                    $    3,944     $     3,503     $  (13,714)
    FPLH                                6,911           9,498          7,804
                                 ---------------------------------------------
  As restated                      $   10,855     $    13,001     $   (5,910)
                                 =============================================

                                  SEPTEMBER 30     DECEMBER 31
                                      1998            1997
                                 --------------------------------
                                  (UNAUDITED)
  Assets:
    The Company                     $10,411,596     $  9,951,625
    FPLH                                445,873          396,842
                                 --------------------------------
  As restated                       $10,857,469      $10,348,467
                                 ================================

  Liabilities:
    The Company                     $10,208,203     $  9,745,504
    FPLH                                352,184          302,655
                                 --------------------------------
  As restated                       $10,560,387      $10,048,159
                                 ================================

  Capital and surplus:
    The Company                   $     203,393    $     206,121
    FPLH                                 93,689           94,187
                                 --------------------------------
  As restated                     $     297,082    $     300,308
                                 ================================

NATURE OF BUSINESS

The Company primarily sells group fixed and variable annuities and group life coverages. The Company is licensed in 49 states and the District of Columbia and is actively in the process of becoming licensed in all 50 states. Sales of the Company's products are primarily through brokers.

                       AUSA Life Insurance Company, Inc.

                             (Dollars in thousands)



1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

BASIS OF PRESENTATION

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Significant estimates and assumptions are utilized in the calculation of aggregate policy reserves, policy and contract reserves, guarantee fund assessment accruals and valuation allowances on investments. It is reasonably possible that actual experience could differ from the estimates and assumptions utilized which could have a material impact on the financial statements.

The accompanying financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Department of Insurance of the State of New York ("Insurance Department"), which practices differ in some respects from generally accepted accounting principles. The more significant of these differences are as follows: (a) bonds are generally reported at amortized cost rather than segregating the portfolio into held-to-maturity (reported at amortized cost), available-for-sale (reported at fair value), and trading (reported at fair value) classifications; (b) acquisition costs of acquiring new business are charged to current operations as incurred rather than deferred and amortized over the life of the policies; (c) policy reserves on traditional life products are based on statutory mortality rates and interest which may differ from reserves based on reasonable assumptions of expected mortality, interest, and withdrawals which include a provision for possible unfavorable deviation from such assumptions; (d) policy reserves on certain investment products use discounting methodologies utilizing statutory interest rates rather than full account values; (e) reinsurance amounts are netted against the corresponding asset or liability rather than shown as gross amounts on the balance sheet; (f) deferred income taxes are not provided for the difference between the financial statement and income tax bases of assets and liabilities;
(g) net realized gains or losses attributed to changes in the level of interest rates in the market are deferred and amortized over the remaining life of the bond or mortgage loan, rather than recognized as gains or losses in the statement of operations when the sale is completed; (h) declines in the estimated realizable value of investments are provided for through the establishment of a formula-determined statutory investment reserve (reported as a liability), changes to which are charged directly to surplus, rather than through recognition in the statement of operations for declines in value, when such declines are judged to be other than temporary; (i) certain assets designated as "non-admitted assets" have been charged to surplus rather than being reported as assets; (j) revenues for universal life and investment products consist of premiums received rather than policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed; (k) pension expense is recorded as amounts are paid; (l) stock options settled in cash are recorded as an expense of the Company's indirect parent rather than charged to current operations; (m) adjustments to federal income taxes of prior years

                       AUSA Life Insurance Company, Inc.

                             (Dollars in thousands)



1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

are charged or credited directly to unassigned surplus, rather than reported as a component of expense in the statement of operations; and (n) gains or losses on dispositions of business are charged or credited directly to unassigned surplus rather than being reported in the statement of operations. The effects of these variances have not been determined by the Company.

In 1998, the National Association of Insurance Commissioners (NAIC) adopted codified statutory accounting principles ("Codification"). Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the State of New York must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Insurance Department. At this time, it is unclear whether the State of New York will adopt Codification. However, based on current guidance, management believes that the impact of Codification will not be material to the Company's statutory-basis financial statements.

CASH AND CASH EQUIVALENTS

For purposes of the statement of cash flows, the Company considers all highly liquid investments with remaining maturity of one year or less when purchased to be cash equivalents.

INVESTMENTS

Investments in bonds (except those to which the Securities Valuation Office of the NAIC has ascribed a value), mortgage loans on real estate and short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Amortized costs for bonds and mortgage loans on real estate that were acquired through the reinsurance agreement described earlier were initially recorded at market value, consistent with the aforementioned agreement and as prescribed by the Department of Insurance of the State of New York. Amortization is computed using methods which result in a level yield over the expected life of the security. The Company reviews its prepayment assumptions on mortgage and other asset-backed securities at regular intervals and adjusts amortization rates retrospectively when such assumptions are changed due to experience and/or expected future patterns. Investments in preferred stocks in good standing are reported at cost. Investments in preferred stocks not in good standing are reported at the lower of cost or market. Common stocks are carried at market. Real estate is reported at cost less allowances for depreciation. Depreciation is computed principally by the straight-line method. Policy loans are reported at unpaid

                       AUSA Life Insurance Company, Inc.

                             (Dollars in thousands)



1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

principal. Other invested assets consist principally of investments in various joint ventures and are recorded at equity in underlying net assets. Other "admitted assets" are valued, principally at cost, as required or permitted by New York Insurance Laws.

Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The Asset Valuation Reserve (AVR) is established by the Company to provide for anticipated losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses. Under a formula prescribed by the NAIC, the Company defers, in the Interest Maintenance Reserve
(IMR), the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. At December 31, 1998, 1997 and 1996, the Company excluded investment income due and accrued of $216, $473 and $469, respectively, with respect to such practices.

The Company uses interest rate swaps as part of its overall interest rate risk management strategy for certain life insurance and annuity products. The net interest effect of such swap transactions is reported as an adjustment of interest income from the hedged items as incurred.

Deferred income for unrealized gains and losses on the securities valued at market at the time of the assumption reinsurance agreement (described in Note
4) are returned to MONY at the time of realization pursuant to the agreement.

AGGREGATE POLICY RESERVES

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958 and 1980 Commissioners' Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.50 to 6.50 percent and are computed principally on the Net Level Premium Valuation and the Commissioners' Reserve Valuation Method. Reserves for universal life policies are based on account balances adjusted for the Commissioners' Reserve Valuation Method.

                       AUSA Life Insurance Company, Inc.

                             (Dollars in thousands)



1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Deferred annuity reserves are calculated according to the Commissioners' Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 3.00 to 8.50 percent and mortality rates, where appropriate, from a variety of tables.

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required midterminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

POLICY AND CONTRACT CLAIM RESERVES

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

SEPARATE ACCOUNTS

Assets held in trust for purchases of separate account contracts and the Company's corresponding obligation to the contract owners are shown separately in the balance sheets. Income and gains and losses with respect to these assets accrue to the benefit of the policyholders and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements.

Certain separate account assets and liabilities reported in the accompanying financial statements contain contractual guarantees. Guaranteed separate accounts represent funds invested by the Company for the benefit of individual contract holders who are guaranteed certain returns as specified in the contracts. Separate account asset performance different than guaranteed requirements is either transferred to or received from the general account and reported in the statements of operations. Guaranteed separate account assets and liabilities are reported at estimated fair value except for certain government and fixed-rate separate accounts, which are carried at amortized cost. The assets and liabilities of the nonguaranteed separate accounts are carried at estimated fair value.

                       AUSA Life Insurance Company, Inc.

                             (Dollars in thousands)




1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

STOCK OPTION PLAN

AEGON N.V. sponsors a stock option plan for eligible employees of the Company. Under this plan, certain employees have indicated a preference to immediately sell shares received as a result of their exercise of the stock options; in these situations, AEGON N.V. has settled such options in cash rather than issuing stock to these employees. These cash settlements are paid by the Company, and AEGON N.V. subsequently reimburses the Company for such payments. Under statutory accounting principles, the Company does not record any expense related to this plan, as the expense is recognized by AEGON N.V. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates.


2. FAIR VALUES OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards (SFAS) No. 107, Disclosures about Fair Value of Financial Instruments, requires disclosure of fair value information about financial instruments, whether or not recognized in the statutory-basis balance sheet, for which it is practicable to estimate that value. SFAS No. 119, Disclosures About Derivative Financial Instruments and Fair Value of Financial Instruments, requires additional disclosures about derivatives. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparisons to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. SFAS No. 107 and No. 119 exclude certain financial instruments and all nonfinancial instruments from their disclosure requirements and allow companies to forego the disclosures when those estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

  Cash and short-term investments: The carrying amounts reported in the statutory-basis balance sheet for these instruments approximate their fair values.

  Investment securities: Fair values for fixed maturity securities (including redeemable preferred stocks) are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained

                       AUSA Life Insurance Company, Inc.

                             (Dollars in thousands)



2. FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

  from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for equity securities are based on quoted market prices.

  Mortgage loans and policy loans: The fair values for mortgage loans are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans is assumed to equal its carrying value.

  Investment contracts: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

  Interest rate swaps: Estimated fair value of interest rate swaps are based upon the pricing differential for similar swap agreements.

Fair values for the Company's insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

The following sets forth a comparison of the fair values and carrying values of the Company's financial instruments subject to the provisions of SFAS No. 107 and No. 119:

                                                        DECEMBER 31
                                             1998                      1997
                                   ------------------------    ------------------------
                                    CARRYING                    CARRYING
                                     VALUE      FAIR VALUE       VALUE      FAIR VALUE
                                   ------------------------    ------------------------
  ADMITTED ASSETS
  Cash and short-term investments  $   61,065   $   61,065     $   68,131   $   68,131
  Bonds                             4,151,780    4,246,901      3,988,635    4,083,280
  Preferred stock                       2,582        2,529          1,792        1,892
  Common stock                              2            2            144          144
  Mortgage loans on real estate       413,107      429,716        495,009      504,947
  Interest rate swap                        -                           -          391
  Policy loans                          3,181        3,181          3,046        3,046
  Separate account assets           6,517,152    6,527,180      5,630,093    5,640,386

  LIABILITIES
  Investment contract liabilities   4,134,507    4,057,004      4,091,938    4,011,465
  Separate account annuities        6,408,436    6,387,445      5,594,880    5,577,854

                       AUSA Life Insurance Company, Inc.

                             (Dollars in thousands)




3. INVESTMENTS

The carrying value and estimated fair value of investments in debt securities were as follows:

                                                         GROSS        GROSS    ESTIMATED
                                            CARRYING   UNREALIZED  UNREALIZED    FAIR
                                              VALUE      GAINS       LOSSES      VALUE
                                          -----------------------------------------------
  DECEMBER 31, 1998
  Bonds:
    United States Government and agencies  $   99,834    $  1,776   $   285   $  101,325
    State, municipal and other government      38,387       1,427     1,625       38,189
    Public utilities                          355,719      10,239       825      365,133
    Industrial and miscellaneous            2,398,132      88,051    25,538    2,460,645
    Mortgage-backed and asset-backed
      securities                            1,259,708      27,387     5,486    1,281,609
                                          -----------------------------------------------
                                            4,151,780     128,880    33,759    4,246,901
  Preferred stocks                              2,582           -        53        2,529
                                          -----------------------------------------------
                                           $4,154,362    $128,880   $33,812   $4,249,430
                                          ===============================================
  DECEMBER 31, 1997
  Bonds:
    United States Government and agencies  $  102,628    $    943   $   255   $  103,316
    State, municipal and other government      60,427       1,413     1,761       60,079
    Public utilities                          251,071       4,943       892      255,122
    Industrial and miscellaneous            2,324,342      66,883     6,424    2,384,801
    Mortgage-backed and asset-backed
      securities                            1,250,167      32,779     2,984    1,279,962
                                          -----------------------------------------------
                                            3,988,635     106,961    12,316    4,083,280
  Preferred stocks                              1,792         100         -        1,892
                                          -----------------------------------------------
                                           $3,990,427    $107,061   $12,316   $4,085,172
                                          ===============================================

The carrying value and estimated fair value of bonds at December 31, 1998, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                       AUSA Life Insurance Company, Inc.

                             (Dollars in thousands)




3. INVESTMENTS (CONTINUED)

                                                               CARRYING     ESTIMATED
                                                                 VALUE      FAIR VALUE
                                                             --------------------------
  Due in one year or less                                     $  262,288    $  263,578
  Due after one year through five years                        1,553,746     1,582,380
  Due after five years through ten years                         825,886       849,510
  Due after ten years                                            250,152       269,824
                                                             --------------------------
                                                               2,892,072     2,965,292
  Mortgage-backed and asset-backed securities                  1,259,708     1,281,609
                                                             --------------------------
                                                              $4,151,780    $4,246,901
                                                            ===========================


A detail of net investment income is presented below:

                                                        YEAR ENDED DECEMBER 31
                                                   1998         1997            1996
                                                ---------------------------------------
  Interest on bonds and notes                    $290,967     $285,730        $267,510
  Mortgage loans                                   46,027       57,659          83,511
  Real estate                                      12,741       13,976           7,225
  Dividends on equity investments                     254          223             220
  Interest on policy loans                            317          168             154
  Derivative instruments                           (3,265)         100               -
  Other investment gain (loss)                      9,568        1,543          (5,482)
                                                ---------------------------------------
  Gross investment income                         356,609        359,399       353,138

  Investment expenses                              10,949         17,859        13,678
                                                ---------------------------------------
  Net investment income                          $345,660       $341,540      $339,460
                                                =======================================

Proceeds from sales and maturities of debt securities and related gross realized gains and losses were as follows:

                                                         YEAR ENDED DECEMBER 31
                                                    1998          1997          1996
                                                ---------------------------------------
  Proceeds                                       $1,381,784     $968,184      $777,107
                                                ---------------------------------------
  Gross realized gains                           $   19,871     $ 19,165      $  9,697
  Gross realized losses                              (5,974)     (11,997)      (12,291)
                                                ---------------------------------------
  Net realized gains (losses)                    $   13,897     $  7,168      $ (2,594)
                                                =======================================

                       AUSA Life Insurance Company, Inc.

                             (Dollars in thousands)



3. INVESTMENTS (CONTINUED)

At December 31, 1998, investments with an aggregate carrying value of $4,378 were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities as required by statute.

Realized investment gains (losses) and changes in unrealized gains (losses) for investments are summarized below:

                                                              REALIZED
                                               --------------------------------------
                                                       YEAR ENDED DECEMBER 31
                                                  1998          1997          1996
                                               --------------------------------------
  Debt securities                               $13,897       $ 7,168      $ (2,594)
  Common stock                                       60             -           244
  Preferred stock                                   170            (7)          (44)
  Short-term investments                            (41)           (6)         (115)
  Mortgage loans on real estate                     325           287       (12,415)
  Real estate                                     3,967         4,059             -
  Other invested assets                           2,859         5,035         6,872
                                               --------------------------------------
                                                 21,237        16,536        (8,052)

  Tax effect                                         20          (747)           87
  Transfer to interest maintenance reserve      (17,487)      (14,958)       (4,142)
                                               --------------------------------------
  Total realized gains (losses)                 $ 3,770       $   831      $(12,107)
                                               ======================================

                                                        CHANGE IN UNREALIZED
                                               --------------------------------------
                                                       YEAR ENDED DECEMBER 31
                                                  1998          1997          1996
                                               --------------------------------------
  Debt securities                                 $323         $56,129     $(87,888)
  Equity securities                                (38)             21         (190)
                                               --------------------------------------
  Change in unrealized appreciation
    (depreciation)                                $285         $56,150     $(88,078)
                                               ======================================

Gross unrealized gains and gross unrealized losses on equity securities at December 31,
1998, 1997 and 1996 were as follows:

                                                       YEAR ENDED DECEMBER 31
                                                  1998             1997         1996
                                               --------------------------------------
  Unrealized gains                                $  -             $38          $16
  Unrealized losses                                (12)            (12)         (11)
                                               --------------------------------------
  Net unrealized gains (losses)                   $(12)            $26          $ 5
                                               ======================================

                       AUSA Life Insurance Company, Inc.

                             (Dollars in thousands)




3. INVESTMENTS (CONTINUED)

During 1998, the Company issued mortgage loans with interest rates ranging from 6.55% to 8.49%. The maximum percentage of any one loan to the value of the underlying real estate at origination was 79%. No mortgage loans were non-income producing for the previous twelve months and, accordingly, no accrued interest related to these mortgage loans was excluded from investment income. The Company requires all mortgage loans to carry fire insurance equal to the value of the underlying property.

During 1998, 1997 and 1996, there were $2,796, $4,427 and $28,929, respectively, in foreclosed mortgage loans that were transferred to real estate. At December 31, 1998 and 1997, the Company held a mortgage loan loss reserve in the asset valuation reserve of $34,083 and $20,191, respectively. The mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

       GEOGRAPHIC DISTRIBUTION                PROPERTY TYPE DISTRIBUTION
------------------------------------     ------------------------------------
                       DECEMBER 31                              DECEMBER 31
                       1998    1997                             1998    1997
                      ------  ------                           ------  ------
South Atlantic          22%     20%      Office                  37%     30%
Mid-Atlantic            20      16       Industrial              29      13
E. North Central        20      16       Retail                  24      19
Pacific                  9      20       Apartment                4      23
W. South Central         9       2       Agricultural             2       -
New England              8       7       Other                    4      15
Mountain                 7      15
E. South Central         3       2
W. North Central         2       2


At December 31, 1998, the Company had no investments, excluding U. S. Government guaranteed or insured issues, which individually represented more than ten percent of capital and surplus and the asset valuation reserve.

The Company utilized an interest rate swap agreement as part of its efforts to hedge and manage fluctuations in the market value of its investment portfolio attributable to changes in general interest rate levels and to manage duration mismatch of assets and liabilities. The contract or notional amounts of those instruments reflect the extent of involvement in the various types of financial instruments.

                       AUSA Life Insurance Company, Inc.

                             (Dollars in thousands)




3. INVESTMENTS (CONTINUED)

The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform according to the terms of the contract. That exposure includes settlement risk (i.e., the risk that the counterparty defaults after the Company has delivered funds or securities under terms of the contract) that would result in an accounting loss and replacement cost risk (i.e., the cost to replace the contract at current market rates should the counterparty default prior to settlement date). Credit loss exposure resulting from nonperformance by a counterparty for commitments to extend credit is represented by the contractual amounts of the instruments.

At December 31, 1998, the Company held no derivative instruments. At December 31, 1998 and 1997, the Company's outstanding financial instruments with on and off-balance sheet risks, shown in notional amounts, are summarized as follows:

                                                       NOTIONAL AMOUNT
                                                    -----------------------
                                                       1998        1997
                                                    -----------------------
  Derivative securities:
    Interest rate swaps:
      Receive fixed - pay floating                    $74,588     $50,800


4. REINSURANCE

The Company reinsures portions of risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Premiums earned reflect the following reinsurance assumed and ceded amounts for the year ended December 31:

                                         1998           1997          1996
                                    -------------------------------------------
  Direct premiums                     $1,183,777     $1,309,731    $1,185,163
  Reinsurance assumed                      6,415          6,905         9,962
  Reinsurance ceded                       (2,539)        (5,268)      (29,141)
                                    -------------------------------------------
  Net premiums earned                 $1,187,653     $1,311,368    $1,165,984
                                    -------------------------------------------

                       AUSA Life Insurance Company, Inc.

                             (Dollars in thousands)




4. REINSURANCE (CONTINUED)

The Company received reinsurance recoveries in the amounts of $2,493, $1,992 and $1,758 during 1998, 1997 and 1996, respectively.

The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 1998 and 1997 of $143,819 and $153,092, respectively.

On December 31, 1993, the Company and MONY entered into an assumption reinsurance agreement whereby all of the general account liabilities were novated to the Company from MONY as state approvals were received.

In accordance with the agreement, MONY will receive payments relating to the performance of the assets and liabilities that exist at the date of closing for a period of nine years. These payments will be reduced for certain administrative expenses as defined in the agreement. The Company will recognize operating gains and losses on renewal premiums received after December 31, 1993 of the business in-force at December 31, 1993, and on all new business written after that date. At the end of nine years from the date of closing, the Company will purchase from MONY the remaining transferred business inforce based upon a formula described in the agreement. At December 31, 1998 and 1997, the Company owed MONY $52,837 and $56,952, respectively, which represents the amount earned by MONY under the gain sharing calculation and certain fees for investment management services for the respective years.

In connection with the transaction, MONY purchased $150,000 and $50,000 in Series A and Series B notes, respectively, of AEGON. The proceeds were used to enhance the surplus of the Company. Both the Series A and Series B notes bear a market rate of interest and mature in nine years from the date of closing.

AEGON provides general and administrative services for the transferred business under a related agreement with MONY. The agreement specifies prescribed rates for expenses to administer the business up to certain levels. In addition, AEGON also provides investment management services on the assets underlying the new business written by the Company while MONY continues to provide investment management services for assets supporting the remaining policy liabilities which were transferred at December 31, 1993.

                       AUSA Life Insurance Company, Inc.

                             (Dollars in thousands)




5. INCOME TAXES

For federal income tax purposes, the Company joins in a consolidated tax return filing with certain affiliated companies. Under the terms of a tax-sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies' alternative minimum taxable income.

Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to gain from operations before federal income tax expense and net realized capital gains (losses) on investments primarily due to differences in the statutory and tax treatment of certain investments, deferred policy acquisition costs, stock options exercised, dividends received deduction, carryforward (utilization) of operating loss, IMR amortization, and certain adjustments related to the agreement between MONY and the Company. These adjustments caused the Company to calculate federal income tax expense using alternative minimum tax requirements in 1998.

Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to net realized capital gains (losses) on investments due to the agreement between MONY and the Company, as discussed in
Note 4 to the financial statements. In accordance with this agreement, these gains and losses are included in the net payments MONY will receive relating to the performance of the assets that existed at the date of closing. Accordingly, income taxes relating to gains and losses on such assets are not provided for on the income tax return filed by the Company.

Prior to 1984, as provided for under the Life Insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as the policyholders' surplus account. No federal income taxes have been provided for in the financial statements on income deferred in the policyholders' surplus account ($2,427 at December 31, 1998). To the extent dividends are paid from the amount accumulated in the policyholders' surplus account, net earnings would be reduced by the amount of tax required to be paid. Should the entire amount in the policyholders' surplus account become taxable, the tax thereon computed at current rates would amount to approximately $849.

At December 31, 1998, the Company had net operating loss carryforwards of approximately $8,514 which expire through 2011.

In 1998, the Company reached a final settlement with the Internal Revenue Service for years 1993 through 1995 resulting in no tax due or refunded.

                       AUSA Life Insurance Company, Inc.

                             (Dollars in thousands)



6. POLICY AND CONTRACT ATTRIBUTES

A portion of the Company's policy reserves and other policyholders' funds relate to liabilities established on a variety of the Company's products that are not subject to significant mortality or morbidity risk; however, there may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, are summarized as follows:

                                                                 DECEMBER 31
                                                         1998                      1997
                                              -------------------------   -------------------------
                                                              PERCENT                    PERCENT
                                                  AMOUNT      OF TOTAL       AMOUNT      OF TOTAL
                                              -------------------------   -------------------------
  Subject to discretionary withdrawal with
    market value adjustment                    $   912,692        9%       $  910,528        9%
  Subject to discretionary withdrawal at book
    value less surrender charge                  1,013,495       10         1,045,807       11
  Subject to discretionary withdrawal at
    market value                                 3,678,649       34         2,950,639       30
  Subject to discretionary withdrawal at book
    value (minimal or no charges or
    adjustments)                                 2,666,670       25         2,616,308       27
  Not subject to discretionary withdrawal
    provision                                    2,416,602       22         2,317,823       23
                                              -------------------------   -------------------------
                                                10,688,108      100%        9,841,105      100%
                                                           ============                ============
  Less reinsurance ceded                           143,475                    152,726
                                              -------------               -------------
  Total policy reserves on annuities and
    deposit fund liabilities                   $10,544,633                 $9,688,379
                                              =============               =============

Separate and variable account assets held by the Company represent contracts where the benefit is determined by the performance of the investments held in the separate account. Information regarding the separate accounts of the Company as of and for the years ended December 31, 1998, 1997 and 1996 is as follows:

                                              GUARANTEED     NON-GUARANTEED
                                               SEPARATE         SEPARATE
                                               ACCOUNT          ACCOUNT        TOTAL
                                            --------------------------------------------
  Premiums, deposits and other
    considerations for the year ended
    December 31, 1998                         $   84,150      $  767,676     $  851,826
                                            ============================================

  Reserves for separate accounts with
    assets as of December 31, 1998 at:
    Fair value                                $2,350,983      $3,461,715     $5,812,698
    Amortized cost                               595,738               -        595,738
                                            --------------------------------------------
  Total                                       $2,946,721      $3,461,715     $6,408,436
                                            ============================================

                       AUSA Life Insurance Company, Inc.

                             (Dollars in thousands)




6. POLICY AND CONTRACT ATTRIBUTES (CONTINUED)

                                              GUARANTEED     NON-GUARANTEED
                                               SEPARATE         SEPARATE
                                               ACCOUNT          ACCOUNT        TOTAL
                                            --------------------------------------------
  Premiums, deposits and other
    considerations for the year ended
    December 31, 1997                         $  147,638      $  648,056     $  795,694
                                            ============================================

  Reserves for separate accounts with
  assets as of December 31, 1997 at:
    Fair value                                $2,204,931      $2,767,245     $4,972,176
    Amortized cost                               622,703               -        622,703
                                            --------------------------------------------
  Total                                       $2,827,634      $2,767,245     $5,594,879
                                            ============================================

  Premiums, deposits and other
    considerations for the year ended
    December 31, 1996                         $        -      $  747,506     $  747,506
                                            ============================================

  Reserves for separate accounts with
  assets as of December 31, 1996 at:
    Fair value                                $2,022,843      $2,178,445     $4,201,288
    Amortized cost                               613,565               -        613,565
                                            --------------------------------------------
  Total                                       $2,636,408      $2,178,445     $4,814,853
                                            ============================================


There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of separate account liabilities on these products, by withdrawal characteristics, is summarized as follows:

                                              GUARANTEED     NON-GUARANTEED
                                               SEPARATE         SEPARATE
                                               ACCOUNT          ACCOUNT        TOTAL
                                            --------------------------------------------
  DECEMBER 31, 1998
  Subject to discretionary withdrawal
    with market value adjustment               $  345,379     $        -     $  345,379
  Subject to discretionary withdrawal at
    book value less surrender charge              250,359              -        250,359
  Subject to discretionary withdrawal at
    market value                                  216,935      3,461,715      3,678,650
  Not subject to discretionary withdrawal       2,134,048              -      2,134,048
                                            --------------------------------------------
                                               $2,946,721     $3,461,715     $6,408,436
                                            ============================================

                       AUSA Life Insurance Company, Inc.

                             (Dollars in thousands)




6. POLICY AND CONTRACT ATTRIBUTES (CONTINUED)

                                              GUARANTEED     NON-GUARANTEED
                                               SEPARATE         SEPARATE
                                               ACCOUNT          ACCOUNT        TOTAL
                                            --------------------------------------------
  DECEMBER 31, 1997
  Subject to discretionary withdrawal with
    market value adjustment                   $  358,061      $        -     $  358,061
  Subject to discretionary withdrawal at
    book value less surrender charge             264,642               -        264,642
  Subject to discretionary withdrawal at
    market value                                 180,802       2,767,245      2,948,047
  Not subject to discretionary withdrawal      2,024,129               -      2,024,129
                                            --------------------------------------------
                                              $2,827,634      $2,767,245     $5,594,879
                                            ============================================


A reconciliation of the amounts transferred to and from the separate accounts is presented below:

                                                             1998        1997         1996
                                                          -----------------------------------
  Transfers as reported in the summary of operations of
    the separate accounts annual statement:
    Transfers to separate accounts                         $851,826    $795,663     $747,677
    Transfers from separate accounts                        723,321     767,049      505,592
                                                          -----------------------------------
  Net transfers to separate accounts                        128,505      28,614      242,085

  Reconciling adjustments - HUB level fees not paid to
    AUSA general account                                      1,317      13,756       13,520
    Fees paid to external fund manager                            -         120           67
    Assumption of liabilities via merger of FPLH              1,088           -            -
                                                          -----------------------------------
  Net adjustments                                             2,405      13,876       13,587
                                                          -----------------------------------
  Transfers as reported in the summary of operations of
    the life, accident and health annual statement         $130,910    $ 42,490     $255,672
                                                          ===================================


Reserves on the Company's traditional life products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next anniversary date. At December 31, 1998 and 1997, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loadings, are as follows:

                       AUSA Life Insurance Company, Inc.

                             (Dollars in thousands)




6. POLICY AND CONTRACT ATTRIBUTES (CONTINUED)


                                                 GROSS     LOADING       NET
                                                -------------------------------
  DECEMBER 31, 1998
  Ordinary direct first year business            $  351     $  339      $   12
  Ordinary direct renewal business                6,760      1,087       5,673
  Group life direct business                        851        482         369
  Credit life                                        37          -          37
  Reinsurance ceded                                  (6)         -          (6)
                                                -------------------------------
                                                  7,993      1,908       6,085
  Accident and health:
    Direct                                          363          -         363
    Reinsurance ceded                               (40)         -         (40)
                                                -------------------------------
  Total accident and health                         323          -         323
                                                -------------------------------
                                                 $8,316     $1,908      $6,408
                                                ===============================
  DECEMBER 31, 1997
  Ordinary direct first year business            $  460     $  336      $  124
  Ordinary direct renewal business                6,138      1,081       5,057
  Group life direct business                      1,267        433         834
  Credit life                                        41          -          41
  Reinsurance ceded                                 (14)         -         (14)
                                                -------------------------------
                                                  7,892      1,850       6,042
  Accident and health:
    Direct                                          325          -         325
    Reinsurance ceded                               (51)         -         (51)
                                                -------------------------------
  Total accident and health                         274          -         274
                                                -------------------------------
                                                 $8,166     $1,850      $6,316
                                                ===============================

At December 31, 1998 and 1997, the Company had insurance in force aggregating $474,471 and $597,855, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Department of Insurance of the State of New York. The Company established policy reserves of $1,348 and $1,476 to cover these deficiencies at December 31, 1998 and 1997, respectively.


7. DIVIDEND RESTRICTIONS

The Company is subject to certain limitations relative to statutory surplus, imposed by the State of New York, on the payment of dividends to its parent company.

The Company paid dividends to its parent of $8,000 in 1998. The Company is not entitled to pay out any dividends in 1999 without prior approval.

                       AUSA Life Insurance Company, Inc.

                             (Dollars in thousands)




8. RETIREMENT AND COMPENSATION PLANS

The Company's employees participate in a qualified benefit pension plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on the FASB 87 expense as a percent of salaries. The benefits are based on years of service and the employee's compensation during the highest five consecutive years of employment. The Company was allocated $4, $0 and $13 of pension expense for the years ended December 31, 1998, 1997 and 1996, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974.

The Company's employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to fifteen percent of their salary to the plan. The Company will match an amount up to three percent of the participant's salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974. The Company was allocated $9, $12 and $21 of expense for the years ended December 31, 1998, 1997 and 1996, respectively.

AEGON sponsors supplemental retirement plans to provide the Company's senior management with benefits in excess of normal pension benefits. The plans are noncontributory and benefits are based on years of service and the employee's compensation level. The plans are unfunded and nonqualified under the Internal Revenue Service Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. AEGON also sponsors an employee stock option plan for individuals employed at least three years and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued or funded as deemed appropriate by management of AEGON and the Company.

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans calculated on the pay-as-you-go basis are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $4, $2 and $2 for the years ended December 31, 1998, 1997 and 1996, respectively.

                       AUSA Life Insurance Company, Inc.

                             (Dollars in thousands)




9. RELATED PARTY TRANSACTIONS

In accordance with an agreement between AEGON and the Company, AEGON will ensure the maintenance of certain minimum tangible net worth, operating leverage and liquidity levels of the Company, as defined in the agreement, through the contribution of additional capital by the Company's parent as needed.

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company receives data processing, investment advisory and management, marketing and administration services from certain affiliates. During 1998, 1997 and 1996, the Company paid $5,650, $7,330 and $5,739, respectively, for these services, which approximates their costs to the affiliates.

Payable to affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate of 4.95% at December 31, 1998. During 1998, 1997 and 1996, the Company paid net interest of $232, $142 and $29, respectively, to affiliates.


10. COMMITMENTS AND CONTINGENCIES

The Company has issued Trust GIC contracts to plan sponsors totaling $153,146 at December 31, 1998, pursuant to terms under which the plan sponsor retains ownership of the assets related to these contracts. The Company guarantees benefit responsiveness in the event that plan benefit requests and other contractual commitments exceed plan cash flows. The plan sponsor agrees to reimburse the Company for such benefit payments with interest, either at a fixed or floating rate, from future plan and asset cash flows. In return for this guarantee, the Company receives a premium which varies based on such elements as benefit responsive exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines to ensure appropriate credit quality and cash flow matching. The assets and liabilities relating to such contracts are not recognized in the Company's statutory-basis financial statements.

The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages, in addition to contract liability, it is management's opinion, after consultation with counsel and a review of available facts, that damages arising from such demands will not be material to the Company's financial position.

                       AUSA Life Insurance Company, Inc.

                             (Dollars in thousands)




10. COMMITMENTS AND CONTINGENCIES (CONTINUED)

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. In accordance with the purchase agreement, assessments related to periods prior to the purchase of the Company will be paid by Dreyfus and assessments attributable to business reinsured from MONY for premiums received prior to the date of the transaction will be paid by MONY (see Note 1). The Company will be responsible for assessments, if any, attributable to premium income after the date of purchase. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company's balance sheet. Potential future obligations for unknown insolvencies are not determinable by the Company. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. The guaranty fund expense was $126, $586 and $246 for the years ended December 31, 1998, 1997 and 1996, respectively.


11. YEAR 2000 (UNAUDITED)

The term Year 2000 issue generally refers to the improper processing of dates and incorrect date calculations that might occur in computer software and hardware and embedded systems as the Year 2000 is approached. The use of computer programs that rely on two-digit date fields to perform computations and decision-making functions may cause systems to malfunction when processing information involving dates after 1999. For example, any computer software that has date-sensitive coding might recognize a code of 00 as the year 1900 rather than the year 2000.

The Company has developed a Year 2000 Project Plan (the Plan) to address the Year 2000 issue as it affects the Company's internal Information Technology ("IT") and non-IT systems, and to assess Year 2000 issues relating to third parties with whom the Company has critical relationships.

The Plan for addressing internal systems generally includes an assessment of internal IT and non-IT systems and equipment affected by the Year 2000 issue; definition of strategies to address affected systems and equipment; remediation of identified systems and equipment; internal testing and certification that each internal system is Year 2000 compliant; and a review of existing and revised business resumption and contingency plans to address potential Year 2000 issues. The Company has remediated and tested substantially all of its mission-critical internal IT systems as of December 31, 1998. The Company continues to remediate and test certain non-critical internal IT systems, internal non-IT systems and will continue with a revalidation testing program throughout 1999.

                       AUSA Life Insurance Company, Inc.

                             (Dollars in thousands)




11. YEAR 2000 (UNAUDITED) (CONTINUED)

The Company's Year 2000 issues are more complex because a number of its systems interface with other systems not under the Company's control. The Company's most significant interfaces and uses of third-party vendor systems are in the bank, financial services and trust areas. The Company utilizes various banks to handle numerous types of financial and sales transactions. Several of these banks also provide trustee and custodial services for the Company's investment holdings and transactions. These services are critical to a financial services company such as the Company as its business centers around cash receipts and disbursements to policyholders and the investment of policyholder funds. The Company has received written confirmation from its vendor banks regarding their status on Year 2000. The banks indicate their dedication to resolving any Year 2000 issues related to their systems and services prior to December 31, 1999. The Company anticipates that a considerable effort will be necessary to ensure that its corrected or new systems can properly interface with those business partners with whom it transmits and receives data and other information (external systems). The Company has undertaken specific testing regimes with these third-party business partners and expects to continue working with its business partners on any interfacing of systems. However, the timing of external system compliance cannot currently be predicted with accuracy because the implementation of Year 2000 readiness will vary from one company to another.

The Company does have some exposure to date-sensitive embedded technology such as micro-controllers, but the Company views this exposure as minimal. Unlike other industries that may be equipment intensive, like manufacturing, the Company is a life insurance and financial services organization providing insurance, annuities and pension products to its customers. As such, the primary equipment and electronic devices in use are computers and telephone related equipment. This type of hardware can have date-sensitive embedded technology which could have Year 2000 problems. Because of this exposure, the Company has reviewed its computer hardware and telephone systems, with assistance from the applicable vendors, and has upgraded, or replaced, or is in the process of replacing any equipment that will not properly process date-sensitive data in the Year 2000 or beyond.

For the Company, a reasonably likely worst case scenario might include one or more of the Company's significant policyholder systems being non-compliant. Such an event could result in a material disruption of the Company's operations. Specifically, a number of the Company's operations could experience an interruption in the ability to collect and process premiums or deposits, process claim payments, accurately maintain policyholder information, accurately maintain accounting records, and/or perform adequate customer service. Should the worst case scenario occur, it could, dependent upon its duration, have a material impact on the Company's business and financial condition. Simple failures can

                       AUSA Life Insurance Company, Inc.

                             (Dollars in thousands)




11. YEAR 2000 (UNAUDITED) (CONTINUED)

be repaired and returned to production within a matter of hours with no material impact. Unanticipated failures with a longer service disruption period could have a more serious impact. For this reason, the Company is placing significant emphasis on risk management and Year 2000 business resumption contingency planning in 1999 by modifying its existing business resumption and disaster recovery plans to address potential Year 2000 issues.

The actions taken by management under the Year 2000 Project Plans are intended to significantly reduce the Company's risk of a material business interruption based on the Year 2000 issues. It should be noted that the Year 2000 computer problem, and its resolution, is complex and multifaceted, and any company's success cannot be conclusively known until the Year 2000 is reached. In spite of its efforts or results, the Company's ability to function unaffected to and through the Year 2000 may be adversely affected by actions (or failure to act) of third parties beyond our knowledge or control. It is anticipated that there may be problems that will have to be resolved in the ordinary course of business on and after the Year 2000. However, the Company does not believe that the problems will have a material adverse affect on the Company's operations or financial condition.

                                     PART C

                               OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

    (a) Financial Statements

        (1)    Financial Statements of AUSA audited by Ernst & Young L.L.P. (**)

        (2) Financial Statements of Diversified Investors Variable Funds and Diversified Investors Portfolios audited by Coopers & Lybrand L.L.P. (***)

    (b) Exhibits

        Any form of Form N-4 Exhibits (1) and (3) through (7) and (9) previously filed with the Commission as part of Pre-Effective Amendment No. 1 dated July 7, 1994 to the Registrant's N-4 Registration Statement No. 33-73734 under the Securities Act of 1933 are incorporated herein by reference.

        (10)   Opinions and Consents of Independent Accountants.(**)

        (14)   Financial Data Schedules.(**)

        ** To be filed herewith.
        *** To be incorporated herein by reference.

ITEM 25.  DIRECTORS AND OFFICERS OF AUSA

   The Directors and Officers of AUSA are set forth below.

DIRECTORS

                                               BROWNSTONE MANAGEMENT CONSULTANTS,
                                               INC., 14 Windward Avenue, White Plains, New
  William Brown, Jr.........................   York 10605.

                                               AEGON USA, Inc., 4333 Edgewood Road, N.E.,
  William L. Busler.........................   Cedar Rapids, Iowa 52499.

                                               AEGON USA, Inc., Suite 302, Brown Trail,
  Jack R. Dykhouse..........................   Bedford, Texas 76021.

                                               WIENER, FRUSHTICK & STRAUB, 500 Fifth
  Steven E. Frushtick.......................   Avenue, New York, New York 10110.

                                               AEGON USA Investment Management, 400
  Eric Goodman..............................   West Market Street, Louisville, Kentucky 40204.

                                               National Multiple Sclerosis Society,
                                               900 Birdseye Road, P.O. Box 112, Orient, New York
  Vice Admiral Thor Hanson..................   11957-0112.

                                               EMMERLING POST, Inc., 415 Madison Avenue,
  Peter P. Post.............................   New York, New York 10017.

                                               DIVERSIFIED INVESTMENT ADVISORS, Inc., 4
  Colette F. Vargas.........................   Manhattanville Road, Purchase, New York 10577.

                                               AEGON INSURANCE GROUP, 51 JFK Parkway,
  Cor H. Verhagen...........................   Short Hills, New Jersey 07078.

                                               COLUMBIA UNIVERSITY SCHOOL OF
                                               BUSINESS, 725 Uris Hall, 116th Street &
  Professor E. Kirby Warren.................   Broadway, New York, New York 10027.


DIRECTOR-OFFICERS

  Larry G. Brown (Chairman of the Board and    WESTERN RESERVE LIFE, P.O. Box 5068,
  Secretary)................................   Clearwater, Florida 34618

  Vera F. Mihaic (Director and Vice            AUSA LIFE INSURANCE COMPANY, INC., 666
  President)................................   Fifth Avenue, New York, New York 10103-0001.

                                               DIVERSIFIED INVESTMENT ADVISORS, INC., 4
  Tom Schlossberg (Director and President)..   Manhattanville Road, Purchase, New York 10577.

ITEM 26.  PERSONS CONTROLLED BY OR UNDER CONTROL WITH THE INSURANCE COMPANY

     No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of the Insurance Company.

     The following is a list of all entities directly or indirectly controlled or under common control with the Insurance Company, showing the state or other sovereign power under the laws of which each is organized and the percentage ownership of voting securities giving rise to the control relationship.

ALABAMA

   ZCI, Inc. -- 100%

ARIZONA

   Bankers Financial Life Insurance Company (Footnote 6)

   Iowa Fidelity Life Insurance Company -- 100% Voting Common (Footnote 4)

   Southwest Equity Life Insurance Company -- 100% Voting Common

CALIFORNIA

   Ammest Insurance Agency, Inc. -- 100%

   Endeavor Investment Advisors -- 49.9% (Footnote 7)

   ISI Insurance Agency, Inc. and its subsidiaries -- 100% (Footnote 5)

   Zahorik Company, Inc. -- 100%

DELAWARE

   Academy Insurance Group, Inc. -- 100%

   Academy Services, Inc. -- 100%

   AEGON Abbet Management Services, Inc. -- 100%

   AEGON USA Real Estate Services, Inc. -- 100%

   AEGON U.S. Holding Corporation -- 100%

   Benefit Plans, Inc. -- 100%

   Capital 200 Block Corporation -- 100%

   Capital General Development Corporation -- 100%

   Capital Liberty, L.P. (Footnote 18)

   Capital Real Estate Development Corporation -- 100%

   Commonwealth General Corporation -- 100% (Footnote 2)

   Data/Mark Services, Inc. -- 100%

   Diversified Financial Products, Inc. -- 100%

   Diversified Investors Securities Corp. -- 100%

   Diversified Investment Advisors, Inc. -- 100%

   Force Financial Group, Inc. -- 100%

   Idex Management, Inc. -- 100%

   Intersecurities, Inc. -- 100%

   Landauer Associates, Inc. -- 100%

   Life Investors Alliance, LLC -- 100%

   Money Services, Inc. -- 100%

   OSC Holding, Inc. -- 100%

   PB Investment Advisors, Inc. -- 100%

   RCC North America, Inc. -- 100% (Footnote 3)

   Veterans Insurance Services, Inc. -- 100%

DISTRICT OF COLUMBIA

   Financial Planning Services, Inc. -- 100%

FLORIDA

   AEGON Equity Group, Inc. -- 100%

   Idex Investor Services, Inc. -- 100%

   Independence Automobile Association, Inc. -- 100%

   WRL Investment Management, Inc. -- 100%

   WRL Investment Services, Inc. -- 100%

GEORGIA

   Independence Automobile Club, Inc. -- 100%

   NCOA Motor Club, Inc. -- 100%

ILLINOIS

   AEGON Assignment Corporation -- 100%

   Frazer Association Consultants, Inc. -- 100% (Footnote 19)

   Veterans Life Insurance Company -- 100%

INDIANA

   AEGON Management Company -- 100%

IOWA

   AEGON USA Investment Management, Inc. -- 100%

   AEGON USA Realty Advisors, Inc. -- 100% (Footnotes 9)

   AEGON USA, Inc. -- 100% (Footnote 1)

   AEGON USA Securities, Inc. -- 100%

   AUSA Financial Markets, Inc. -- 100%

   Bankers United Life Assurance Company -- 100%

   Cadet Holding Corp. -- 100%

   Investors Warranty of America Inc. -- 100%

   Landauer Realty Advisors, Inc. -- 100%

   Life Investors Agency Group, Inc. -- 100%

   Life Investors Insurance Company of America -- 100%

   Massachusetts Fidelity Trust Company -- 100%

   PFL Life Insurance Company -- 100%

   RCC Properties Limited Partnership (Footnotes 12 and 13)

   Realty Information Systems, Inc. -- 100% (Footnote 10)

   Universal Benefits Corporation -- 100%

   USP Real Estate Investment Trust (Footnotes 11 and 13)

KANSAS

   Ammest Development Corporation, Inc. -- 100%

   Trip Mate Insurance Agency, Inc. -- 100%

KENTUCKY

   AEGON Assignment Corporation of Kentucky -- 100%

   Capital Broadway Corporation -- 100%

   Commonwealth General Assignment Corporation -- 100%

   Commonwealth General Corporation Voluntary
   Employees' Beneficiary Association -- 100%

   Monumental Agency Group, Inc. -- 100%

   Worldwide Casualty Insurance Company  -- 100% (Footnote 21)

   Worldwide Direct Auto Insurance Company  -- 100% (Footnote 22)

MARYLAND

   AEGON Special Markets Group, Inc. -- 100%

   AEGON USA Managed Portfolios, Inc. (Footnote 13)

   AUSA Holding Company -- 100%

   Executive Management and Consultant Services, Inc. -- 100%

   First AUSA Life Insurance Company -- 100%

   Monumental General Administrators, Inc. -- 100%

   Monumental General Casualty Company -- 100%

   Monumental General Insurance Group, Inc. -- 100%

   Monumental General Mass Marketing, Inc. -- 100%

   Monumental Life Insurance Company (Footnote 16)

   The Whitestone Corporation -- 100%

   United Financial Services, Inc. -- 100%

   Weiner Agency, Inc. -- 100%

   WRL Series Fund Inc. (Footnote 13)

MASSACHUSETTS

   Ammest Massachusetts Insurance Agency, Inc. -- 100%

   Force Financial Services, Inc. -- 100%

   Idex Series Fund (Footnote 13)

MICHIGAN

   Associated Mariner Agency, Inc. and its subsidiaries -- 100% (Footnote 8)

   Associated Mariner Financial Group, Inc. -- 100%

   Creditor Resources, Inc. -- 100%

   Mariner Financial Services, Inc. -- 100%

   Mariner Mortgage Corp. -- 100%

   Mariner Planning Corporation -- 100%

MINNESOTA

   AEGON Financial Services Group Inc. -- 100%

MISSISSIPPI

   JMH Operating Company, Inc. -- 100%

MISSOURI

   Academy Life Insurance Company -- 100%

   Peoples Benefit Life Insurance Company -- 100% (Footnotes 17 and 20)

   Worldwide Insurance Company  -- 100% (Footnote 23)

NEW JERSEY

   Pension Life Insurance Company of America -- 100%

   Short Hills Management Company -- 100%

NEW YORK

   AUSA Life Insurance Company, Inc. -- 82.33% (Footnote 14)

   Corpa Reinsurance Company -- 100%

OHIO

   Western Reserve Life Assurance Co. of Ohio -- 100%

PENNSYLVANIA

   AFSG Securities Corporation -- 100%

   Ammest Realty, Inc. -- 100%

   Ampac Insurance Agency, Inc. -- 100%

   Compass Rose Development Corporation -- 100%

   Military Associates, Inc. -- 100%

   National Home Life Corporation -- 100%

   Peoples Benefit Services, Inc. -- 100%

   Unicom Administrative Services, Inc. -- 100%

   Valley Forge Associates, Inc. -- 100%

   Veterans Benefits Plan, Inc. -- 100%

PUERTO RICO

   Monumental General Life Insurance Company of Puerto Rico -- 51% (Footnote 15)

TENNESSEE

   Southlife, Inc. -- 100%

   Supplemental Insurance Division, Inc. -- 100%

TEXAS

   Ammest Realty Corporation -- 100%

   Ampac, Inc. -- 100%

   NCOAA Management Company -- 100%

VIRGINIA

   DurCo Agency, Inc. -- 100%

CANADA

   CRC Creditor Resources Canadian Dealer Network Inc. -- 100%

GERMANY

   Unicom Administrative Services GmbH -- 100%

NETHERLANDS

    Vereniging AEGON Netherlands Membership Association owns 54.43% of AEGON N.V., a Netherlands corporation, which owns 100% of each of the following entities: AEGON Nederland n.v., a Netherlands corporation, AEGON International n.v., a Netherlands corporation, AEGON Nevak Holding b.v., a Netherlands corporation, and Groninger Financieringen b.v., a Netherlands corporation. AEGON International n.v. owns 100% of AEGON U.S. Holding Corporation, a Delaware corporation.

TURKS & CAICOS ISLANDS

   Commonwealth General LLC -- 100%

FOOTNOTES

    (1) 150,000 shares of Class B Non-Voting Common Stock owned by AEGON Antilles n.v.

    (2) 457,400 shares of $13.00 cumulative Preferred Stock, Series K owned by Monumental Life Insurance Company.

    (3) RCC Group: ALH Properties Eight, Inc., ALH Properties Eleven, Inc., ALH Properties Fifteen, Inc., ALH Properties Five, Inc., ALH Properties Four, Inc., ALH Properties Fourteen, Inc., ALH Properties Nine, Inc., ALH Properties Seven, Inc., ALH Properties Seventeen, Inc., ALH

        Properties Six, Inc., ALH Properties Sixteen, Inc., ALH Properties Ten, Inc., ALH Properties Thirteen, Inc., ALH Properties Three, Inc., ALH Properties Twelve, Inc., ALH Properties Two, Inc., ALH Properties, Inc., Dutch Hotel Management, Inc., Eighty-Six Yorkville, Inc., FGH Appraisal Services, Inc., FGH Eastern Region, Inc., FGH Realty Credit Corp., FGH USA Realty, Inc., FGH USA, Inc., FGH Western Region, Inc., FGP 106 Fulton, Inc., FGP 109th Street, Inc., FGP 86th Street, Inc., FGP 90 West Street, Inc., FGP Bala, Inc., FGP Beekman, Inc., FGP Branford, Inc., FGP Bridgeport, Inc., FGP Brooke, Inc., FGP Burkewood, Inc., FGP Bush Terminal, Inc., FGP Carter Drive, Inc., FGP Centereach, Inc., FGP City Hall, Inc., FGP Colonial Plaza, Inc., FGP Coram, Inc., FGP Edison, Inc., FGP Eleventh Street, Inc., FGP Emerson, Inc., FGP Franklin, Inc., FGP Gaithersburg, Inc., FGP Herald Center, Inc., FGP Heritage Square, Inc., FGP Islandia, Inc., FGP Keene, Inc., FGP Broadway, Inc., FGP Landmark, Inc., FGP Lincoln, Inc., FGP Main Street, Inc., FGP Meadow Lane, Inc., FGP Merrick, Inc., FGP Midwood, Inc., FGP Northern Boulevard, Inc., FGP Parsippany, Inc., FGP Parsons, Inc., FGH Property Services, Inc., FGP Remsen, Inc., FGP Rider Avenue, Inc., FGP Schenectady, Inc., FGP Seventh Avenue, Inc., FGP Seventy-Second Street, Inc., FGP Stamford, Inc., FGP Twenty-Five, Inc., FGP Twenty-One, Inc., FGP Twenty-Two, Inc., FGP Union Gardens, Inc., FGP Varick, Inc., FGP West 14th Street, Inc., FGP West 32nd Street, Inc., FGP West 88th Street, Inc., FGP West Street Two, Inc., FGP West Street, Inc., Fifth FGP, Inc., First FGP, Inc., Fourth FGP, Inc., RCC North America, Inc., FGP Rockbeach, Inc., Second FGP, Inc., Seventh FGP, Inc., Sixth FGP, Inc., The RCC Group, Inc., Third FGP, Inc.

    (4) Ordinary common stock is allowed 60% of total cumulative vote. Participating common stock is allowed 40% total cumulative vote.

    (5) Subsidiaries of ISI Insurance Agency, Inc. are: ISI Insurance Agency of Ohio, Inc., ISI Insurance Agency of Massachusetts, Inc., and ISI Insurance Agency of Texas, Inc.

    (6) Class B Common Stock is allocated 75% of total cumulative vote. Class A Common Stock is allocated 25% of total cumulative vote.

    (7) California general partnership owned 50.1% by Endeavor Management Co. and 49.9% by AUSA Financial Markets, Inc.

    (8) Subsidiaries of Associated Mariner Agency, Inc. are Associated Mariner Agency of Hawaii, Inc., Associated Mariner Insurance Agency of Massachusetts, Inc., Associated Mariner Agency Ohio, Inc., Associated Mariner Agency Texas, Inc., and Associated Mariner Agency New Mexico, Inc.

    (9) Owns 49% of Quantra Consulting, Inc., a Delaware corporation.

    (10)Owns 50% interest in DJA Partners (a.k.a. "Teleres"), a Delaware general partnership. Also owns 2.5% interest in Datalytics, Inc., an Ohio corporation.

    (11)First AUSA Life Insurance Company owns 12.89%. PFL Life Insurance Company owns 13.11%. Bankers United Life Assurance Company owns 4.86%.

    (12)AEGON USA Realty Advisors is General partner and 5% owner; all limited partners are RCC entities within the RCC Group.

    (13)Denotes relationships as advisor, administrator, sponsor, underwriter or general partner.

    (14)First AUSA Life Insurance Company owns 82.33% and Veterans Life Insurance Company owns 17.67%.

    (15)First AUSA Life Insurance Company owns 51% and Baldrich & Associates of Puerto Rico owns 49%.

    (16)Capital General Development Corporation owns 73.23% and First AUSA Life Insurance Company owns 26.77%.

    (17)Monumental Life owns 76.3%; Capital Liberty, L.P. owns 20%; and Commonwealth General owns 3.7%.

    (18)Commonwealth General owns 1.0% and Monumental Life owns 99.0%.

    (19)Name changed from Association Consultants, Inc., 7/15/98.

    (20)Name changed from Providian Life and Health Insurance Company, 10/1/98.

    (21)Name changed from Providian Fire Insurance Company, 10/15/98.

    (22)Name changed from Providian Property and Casualty Insurance Company, 10/15/98.

    (23)Name changed from Providian Auto and Home Insurance Company, 10/15/98.

ITEM 27.  NUMBER OF CONTRACTHOLDERS

                                                      NUMBER OF CONTRACTHOLDERS
TITLE OF CLASS                                          AS OF MARCH 31, 1999

Money Market                                                     832
High Quality Bond                                                393
Intermediate Government Bond                                     801
Government/Corporate Bond                                        944
HighYield Bond                                                    12
Balanced                                                        1225
Equity Income                                                   1520
Equity Value                                                     619
Growth & Income                                                  982
Equity Growth                                                   1335
Special Equity                                                   930
Aggressive Equity                                                691
International Equity                                             813

ITEM 28.  INDEMNIFICATION

     Any person made a party to any action, suit, or proceeding by reason of the fact that he, his testator or intestate, is or was a director, officer, or employee of the Company or of any Company which he served as such at the request of the Company, shall be indemnified by the Company against the reasonable expenses, including attorney's fees, actually and necessarily incurred by him in connection with the defense of such action, suit or proceeding, or in connection with appeal therein, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such officer, Director, or employee is liable for negligence or misconduct in the performance of his duties. The Company may also reimburse to any Director, officer, or employee the reasonable costs of settlement of any such action, suit, or proceeding, if it shall be found by a majority of a committee composed of the Directors not involved in the matter in controversy (whether or not a quorum) that it was in the interest of the Company that such settlement be made and that such Director, officer or employee was not guilty of negligence or misconduct. The amount to be paid by way of indemnity shall be determined and paid, in each instance, pursuant to action of the Board of Directors, and the stockholders shall be given notice thereof in accordance with applicable provisions of law. Such right of indemnification shall not be deemed exclusive of any other rights to which such Director, officer, or employee may be entitled.

ITEM 29.  PRINCIPAL UNDERWRITERS

     (a) Diversified Investors Securities Corp. ("DISC") is the principal underwriter of the Registrant. The names, titles and principal business addresses of the officers and directors of "DISC" are as stated on Forms U-4 of Form BD (File No. 8-45671) as declared effective May 18, 1993, as amended, the text of which is herein incorporated by reference. Diversified Investment Advisors, Inc. an affiliate of AUSA, acts as investment advisor and administrator to each series of Diversified Investors Portfolios. With respect to each series of Diversified Investors Portfolios, Diversified has contracted for certain investment advisory services with one or more subadvisors.

     (b) The names, titles and principal business addresses of the officers of DISC are listed on Schedule A of Form BD for DISC (Registration No. 8-45691) and Form U-4 filed by each individual officer, the text of which is hereby incorporated by reference.

     (c) Refer to Prospectus pages 6 and 16, "Charges" and Part B, Statement of Additional Information, page 1, "Sale of Contracts/Principal Underwriter" for information regarding compensation.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

     Accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are primarily maintained by AUSA Insurance Company, Inc. in whole or in part, at its principal offices at 4 Manhattanville Road, Purchase, NY 10577.

ITEM 31.  MANAGEMENT SERVICES

     Not applicable.

ITEM 32.  UNDERTAKINGS

     (a) Registrant hereby undertakes to file post-effective amendments to the Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the group variable annuity contract may be accepted;

     (b) Registrant hereby undertakes to include either (1) as part of any application to purchase a Contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

     (c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

     (d) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

     (e) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     (f) AUSA Life Insurance Company, Inc. hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered; the expenses expected to be incurred and the risks assumed by the insurance company.

                                   SIGNATURES

     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for the effectiveness of this Post Effective Amendment to the Registration Statement and has caused this Registration Statement to be signed on its behalf, in the County of Westchester and the State of New York, on this 30th day of April, 1999.

                                            DIVERSIFIED INVESTORS
                                            VARIABLE FUNDS
                                            (Registrant)

                                            By:  /s/  Tom A. Schlossberg
                                                 -----------------------------
                                                 Tom A. Schlossberg
                                                 Director and President

                                            AUSA LIFE INSURANCE COMPANY, INC.
                                           (Depositor)

                                            By:  /s/  Tom A. Schlossberg
                                                 -----------------------------
                                                 Tom A. Schlossberg
                                                 Director and President


     Pursuant to the requirements of the Securities Act of 1933, this Post Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on April 30, 1999.

        SIGNATURES                                           TITLE

/s/  Tom A. Schlossberg
-----------------------------
        Tom A. Schlossberg                         Director and President

*/s/  Larry G. Brown
-----------------------------
        Larry G. Brown                             Director

*/s/  William L. Busler
-----------------------------
        William L. Busler                          Director

*/s/  Jack R. Dykhouse
-----------------------------
        Jack R. Dykhouse                           Director

*/s/  Steven E. Frushtick
-----------------------------
        Steven E. Frushtick                        Director

*/s/  Carl T. Hanson
-----------------------------
        Carl T. Hanson                             Director

*By:    /s/ Tom A. Schlossberg
        ---------------------
        Tom A. Schlossberg
        Attorney-in-Fact

*/s/ Vera F. Mihaic
-----------------------------
        Vera F. Mihaic                             Director

*/s/ Peter P. Post
-----------------------------
        Peter P. Post                              Director

*/s/ Cor H. Verhagen
-----------------------------
        Cor H. Verhagen                            Director

*/s/ E. Kirby Warren
-----------------------------
        E. Kirby Warren                            Director

*By:    /s/ Tom A. Schlossberg
        ---------------------
        Tom A. Schlossberg
        Attorney-in-Fact

                                   SIGNATURES

     Diversified Investors Portfolios has duly caused this Post-Effective Amendment to the Registration Statement on Form N-4 of Diversified Investors Variable Funds to be signed on its behalf by the undersigned, thereunto duly authorized in the County of Westchester and the State of New York, on the 30th day of April, 1999.

                               DIVERSIFIED INVESTORS PORTFOLIOS

                               By:  /s/ Tom A. Schlossberg
                                    ---------------------------
                                    Tom A. Schlossberg
                                    Trustee, President, Chief Executive Officer
                                    and Chairman of the Board of Trustees of
                                    Diversified Investors Portfolios

     This PostEffective Amendment to the Registration Statement on Form N-4 of Diversified Investors Variable Funds has been signed below by the following persons in the capacities indicated on April 30, 1999.

        SIGNATURES                                         TITLE

/s/ Tom A. Schlossberg
---------------------------
        Tom A. Schlossberg          Trustee, President, Chief Executive
                                    Officer and Chairman of the Board of
                                    Trustees of Diversified Investors Portfolios

*/s/ Neal M. Jewell
---------------------------
        Neal M. Jewell              Trustee of Diversified Investors Portfolios

*/s/ Eugene M. Mannella
---------------------------
        Eugene M. Mannella          Trustee of Diversified Investors Portfolios

*/s/ Mark Mullin
---------------------------
        Mark Mullin                 Trustee of Diversified Investors Portfolios

*/s/ Patricia L. Sawyer
---------------------------
        Patricia L. Sawyer          Trustee of Diversified Investors Portfolios

/s/ Alfred C. Sylvain
---------------------------
        Alfred C. Sylvain           Chief Financial Officer and Principal
                                    Accounting Officer of Diversified
                                    Investors Portfolios

*By:    /s/ Robert F. Colby
        -------------------
        Robert F. Colby
        Attorney-in-Fact

                                 EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION

        (10)   Opinions and Consents of Independent Accountants.

        (14)   Financial Data Schedules.